Exhibit 2.3

FIRST AMENDMENT TO MASTER LEASE

THIS FIRST AMENDMENT TO MASTER LEASE (this “Amendment”) is made and effective as of August 29, 2016 (the “Effective Date”), by and between GOLD MERGER SUB, LLC, a Delaware limited liability company, having an office at c/o Gaming and Leisure Properties, Inc., 825 Berkshire Blvd., Suite 400, Wyomissing, Pennsylvania 19610, as landlord (together with its permitted successors and assigns, “Landlord”), and PINNACLE MLS, LLC, a Delaware limited liability company, having an office at 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169, as tenant (together with its permitted successors and assigns, “Tenant”).

W I T N E S S E T H:

WHEREAS, Pinnacle Entertainment, Inc. (“Pinnacle”), as landlord, and Tenant, as tenant, entered into that certain Master Lease, dated as of April 28, 2016 (the “Master Lease”; capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Master Lease);

WHEREAS, pursuant to that certain Merger Agreement, dated as of July 20, 2015, by and among Pinnacle, Landlord, and Gaming and Leisure Properties, Inc. (“GLPI”), as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of March 25, 2016, by and among Pinnacle, Landlord, and GLPI, Pinnacle merged with and into Landlord on April 28, 2016, and Pinnacle’s interest in the Master Lease was transferred to Landlord by operation of law;

WHEREAS, Pinnacle, PNK Entertainment, Inc. (“PNK”), and GLPI entered into that certain Separation and Distribution Agreement, dated as of April 28, 2016 (the “SDA”), to effect the Reorganization and the Distribution (each as defined in the SDA);

WHEREAS, pursuant to Section 2.5(b) of the SDA, PNK caused its subsidiary, Ameristar Casino Council Bluffs, LLC, to execute and deliver a quitclaim deed, dated as of the Effective Date (the “Original Council Bluffs Deed”), in favor of Landlord for certain Pinnacle Real Property (as defined in the SDA) located in the City of Council Bluffs, Iowa;

WHEREAS, a portion of the Pinnacle Real Property located in the City of Council Bluffs, Iowa (the “Additional Council Bluffs Property”) was not included in the Original Council Bluff Deed and, pursuant to Section 6.1 of the SDA, PNK caused Ameristar Casino Council Bluffs, LLC to execute and deliver an additional quitclaim deed, dated as of the date hereof, in favor of Landlord for the Additional Council Bluffs Property;

WHEREAS, the legal description in the Master Lease for the portion of the Pinnacle Real Property located in the City of Kansas City, Clay County, Missouri (the “Kansas City Property”) contained a scrivener’s error; and

WHEREAS, Landlord and Tenant each desire to amend the Master Lease to amend “Exhibit B” attached thereto to (i) add the legal description of the Additional Council Bluffs Property and (ii) correct the legal description of the Kansas City Property, as more fully described herein.

NOW, THEREFORE, in consideration of the provisions set forth in the Master Lease as amended by this Amendment, including, but not limited to, the mutual representations, warranties, covenants and agreements contained therein and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby respectively acknowledged, and subject to the terms and conditions thereof and hereof, the parties, intending to be legally bound, hereby agree that the Master Lease shall be amended as follows:

ARTICLE I

AMENDMENT OF EXHIBIT B TO THE MASTER LEASE

1.1 The parties hereby agree that “Exhibit B” of the Master Lease shall be amended as follows:

(a) On page B-28 of “Exhibit B” and with respect to Ameristar Council Bluffs, the following text shall be inserted as a new paragraph after the end of the last paragraph of the legal description on page B-28, and such Land described below shall be Leased Property under the Master Lease:

“Parcel 4:

A part of Government Lot 3, Section 4, Township 74 North, Range 44, West of the Fifth P.M., Pottawattamie County, Iowa, in the City of Council Bluffs, which is more particularly described as follows: Commencing at the East Quarter corner of said Section 4, which is the Northeast corner of said Government Lot 3; thence along the North line of said Government Lot 3, North 88 degrees 8 minutes 15 seconds West, 2663.40 feet to the center of said Section 4; thence South 00 degrees 41 minutes 45 seconds West, 78.27 feet to a point of beginning; thence North 88 degrees 8 minutes 15 seconds West, 579.30 feet to the ordinary high water line of the Missouri River as established by the toe of a river control paving structure; thence along said ordinary high water line South 13 degrees 27 minutes 10 seconds East, 405.25 feet to U.S. Corps of Engineers Control Structure Station 15+00; thence continuing along said ordinary high water line South 10 degrees 53 minutes 45 seconds East, 60.43 feet to the northerly line of land owned by the Peavey Elevator Company; thence along said line South 88 degrees 8 minutes 15 seconds East, 868.08 feet; thence North 00 degrees 41 minutes 45 seconds East, 450.00 feet; thence North 88 degrees 8 minutes 15 seconds West, 400.00 feet to the point of beginning. The East line of said Government Lot 3 is assumed to bear North-South.”

(b) On page B-76 of “Exhibit B” and with respect to Ameristar Kansas City, the legal description shall be amended and restated in its entirety with the following legal description:

“GAMING PROPERTY

TRACT 1:

Lot 1, “KANSAS CITY STATION,” a subdivision of land in the City of Kansas City, Clay County, Missouri, according to the recorded plat thereof.

TRACT 2:

Lot 3, KANSAS CITY STATION, a subdivision of land in Kansas City, Clay County, Missouri, according to the recorded plat thereof.

TRACT 3:

Lots 1 to 6, both inclusive, all of Lot 8, and all that part of Lots 7, 9, 10 and 12 lying Northerly of the Northerly line of the Birmingham Drainage District Levee, in Block 40;

Lots 1-15, both inclusive (EXCEPT the part of said Lot 14 lying Southerly from the Northerly line of Birmingham Drainage District Levee), in Block 42;

Lots 2 and 4 (EXCEPT the part thereof lying Southerly of the Northerly line of Birmingham Drainage District Levee), in Block 43;

Lots 1 - 18, both inclusive, in Block 44;

Lots 1, 2, 3, 4, 6 and 8, and all that part of Lots 5, 7 ,9, 10 and 12 lying Northerly of the Northerly line of Birmingham Drainage District Levee, in Block 45;

Lots 1, 2, 3, 7, 10, 12, 14, 16,18 and 20; the West 21.38 feet of Lot 4, and the West 33.28 feet of Lots 8, 9, 11, 13, 15, 17, 19 and 21, in Block 47;

Lots 1, 3, 5, 7, 9 and 11, and the West 33.28 feet of Lots 2, 4, 6, 8, 10 and 12, in Block 48;

Together with:

All vacated alleys or portions thereof which lie adjacent to said lots or portions of lots.

Vacated Third (3rd) Street lying between the East line of Liberty Street and the extended East line of said West portion of said Lot 4, in Block 47;

All of vacated Cherry street, Vine Street and Hickory Street lying between the South line of Third (3rd) Street and the Northerly line of Birmingham Drainage District Levee;

All of vacated Second (2nd) Street lying between the Northerly line of the Birmingham Drainage District Levee and the extended East line of the West 33.28 feet of Lot 2, in said Block 48;

All of vacated Main Street lying East of the Northerly line of said Birmingham Drainage District Levee and West of the extended East line of the West 33.28 feet of Lot 12, in said Block 48;

All in the PLAN OF RANDOLPH, a subdivision in the Village of Randolph, Clay County, Missouri; EXCEPT from the foregoing Tract 3 the following described property conveyed to Kansas City Power & Light Company by Special Warranty Deed recorded in Book 2620, Page 663 as Document No. N20860 in the Official Records of Clay County, Missouri;

All that part of Block 40 and 42, in the PLAN OF RANDOLPH, Village of Randolph, Clay County, Missouri, together with portions of the vacated alleys, Cherry Street and Second (2nd) Street that lies within the following property:

Beginning at the Northerly right of way line of the Birmingham Drainage District Levee as described in Book 470, Page 522 in the Clay County Recorder of Deeds Office and the Westerly line of Block 40, PLAN OF RANDOLPH; thence North 0 degrees 45 minutes 58 seconds East along said Westerly line of Block 40, 248.69 feet; thence North 82 degrees 02 minutes 28 seconds East, 71.54 feet; thence South 73 degrees 59 minutes 40 seconds East parallel to the said Northerly Levee Right of Way, 395.00 feet; thence South 16 degrees 00 minutes 20 seconds West, 269.00 feet to the said Northerly Levee Right of Way; thence North 73 degrees 59 minutes 40 seconds West along said Northerly Levee Right of Way, 395.00 feet to the point of beginning.

TRACT 4:

Lot 2, of “KANSAS CITY STATION,” a subdivision of land in the City of Kansas City, Clay County, Missouri, according to the recorded plat thereof.

TRACT 5:

A tract of land being part of Blocks 47 - 50 of “THE PLAN OF RANDOLPH”, a subdivision of land in Clay County, Missouri, and a part of the South One Half of the Southwest Quarter of Section 10, Township 50, Range 32 and a part of the North One Half of the Northwest Quarter of Section 15, Township 50, Range 32, all being located in said Clay County, and more particularly described as follows: Commencing at the Southwest corner of the Southeast Quarter of the Southwest Quarter of said Section 10, Township 50, Rage 32 said point also being the Southeast corner of said “PLAN OF RANDOLPH”; thence South 89 degrees 29 minutes 02 seconds East (South 89 degrees 32 minutes 51 seconds Deed) a distance of 202.28 feet to the True Point of Beginning of the tract of land to be herein conveyed; thence North 0 degrees 19 minutes 54 seconds East (North 00 degrees 17 minutes 59 seconds Deed) parallel with the West line of said Quarter, Quarter Section of land a distance of 1082.25 feet (1082.72 Deed) to a point on the centerline of Birmingham Road; thence South 80 degrees 42 minute 36 seconds West (80 degrees 42 minutes 29 seconds West Deed) a distance of 205.16 feet (205.15 Deed) to a point on said West line of said Quarter, Quarter Section of land; thence South 81 degrees 42 minutes 58 seconds West (South 81 degrees 35 minutes 00 seconds West Deed) and continuing along said center line of said Birmingham Road a distance of 301.11 feet (301.20 Deed); thence South 00 degrees 19 minutes 54 seconds West (South 0 degrees 17 minutes 59 seconds West Deed) parallel with the West line of said Quarter, Quarter Section of land a distance of 1001.24 feet (1001.56 Deed) to a point on the South line of said “PLAN OF RANDOLPH” said point also being on the North line of said Northwest Quarter of said Section 15; thence South 0 degrees 29 minutes 26 seconds West (South 0 degrees 17 minutes 59 seconds West Deed) a distance of 94.08 feet (93.90 Deed) to a point on the Northerly right of way line of New Levee as described in Document No. A-302951 in the Office of the Recorder of Deeds, Clay County, Missouri; thence South 62 degrees 47 minutes 24 seconds East (South 62 degrees 50 minutes 31 seconds Deed) along said Northerly right of way a distance of 560.49 feet (560.46 Deed); thence North 00 degrees 23 minutes 23 seconds East (North 0 degree 17 minutes 59 seconds East Deed) parallel with the West line of the Northeast Quarter of the Northwest Quarter of said Section 15 a distance of 345.87 feet (345.78 Deed) to the Point of beginning.

EXCEPT: All that part of the above described property being platted as Lot 2, KANSAS CITY STATION, a subdivision of land Kansas City, Clay County, Missouri.

TRACT 6:

Leasehold Estate as created by Lease Agreement notice of which is given by Memorandum of Lease Agreement by and between Birmingham Drainage District, as Lessor, and Station/First Joint Venture, as Lessee, dated February 17, 1995 and filed July 7, 1995 as Document No. M-62089 in Book 2462 at Page 724.

Lessee’s Interest assigned to Kansas City Station Corporation by Ratification, Confirmation, Assignment and Amendment of Lease filed March 26, 1996 as Document No. M-91367 in Book 2539 at page 788.

Assignment of Lessee’s interest in Lease executed by Kansas City Station Corporation to Ameristar Casino Kansas City, Inc., dated December 20, 2000, filed December 20, 2000, as Document No. Q-27087.

Assignment of Lessee’s interest in Lease executed by Ameristar Casino Kansas City, LLC fka Ameristar Casino Kansas City, Inc. to Pinnacle Entertainment, Inc. dated as of April 28, 2016, filed May 4, 2016 as Document No. 2016014085 in Book 7707 at page 81 in Clay County, Missouri.

Gold Merger Sub, LLC successor by merger to Pinnacle Entertainment, Inc filed in Book 7707 at Page 135 in Clay County, Missouri;

As to the following tract:

A tract of land in the South 1/2 of Section 10, T50N, R32W and part of fractional Section 15, T50N, R32W and part of the PLAN OF RANDOLPH, Clay County, Missouri more particularly described as follows: Beginning at a point on the South line of said Section 10, which is 441.63 feet (442.1 Deed) West of the Southeast Corner of said Section 10; Thence South 89 degrees 09 minutes 01 seconds East (South 89 degrees 32 minutes 51 seconds East Deed) a distance of 50.88 feet to a point on the Westerly right-of-way line of the Chicago, Milwaukee, St Paul; and Pacific Railroad, and the Chicago Rock Island and Pacific Railroads; thence South 45 degrees 59 minutes 10 seconds West (South 45 degrees 35 minutes 24 seconds West Deed) along the said right-of-way, 2336.75 feet (2336.29 Deed) to a point on the Northerly right-of-way line of the new levee WHICH IS THE TRUE POINT OF BEGINNING; thence North 45 degrees 02 minutes 28 seconds West (North 45 degrees 22 minutes 17 seconds West Deed) along Northeasterly right-of-way line of the new levee, as described in Document No. A-032951 in the Office of the Recorder of Deeds, Clay County, Missouri, 895.03 feet (886.59 Deed) to a point of curve; thence along a curve to the left having a radius of 3354.35 feet and a central angle of 17 degrees 24 minutes 55 seconds a distance of 1019.57 feet; thence North 62 degrees 27 minutes 23 seconds West (North 62 degrees 47 minutes 12 seconds West on Deed) along said levee right-of-way, 763.50 feet; thence south 00 degrees 00 minutes 00 seconds West to the low water mark of the Missouri River; thence downstream in a Southeasterly direction along said low water mark to a point South 45 degrees 59 minutes 10 seconds West of the True Point of Beginning; thence North 45 degrees 59 minutes 10 seconds East to the TRUE POINT OF BEGINNING.

TRACT 7:

Leasehold Estate as created by the Lease Agreement notice of which is given by Memorandum of Lease Agreement by and between Birmingham Drainage District, as Lessor, and Station/First Joint Venture, as Lessee, dated February 17, 1995 and filed July 7, 1995, as Document No. M-62089 in Book .2462 at Page 724.

Lessee’s interest assigned to Kansas City Station Corporation by Ratification, Confirmation, Assignment and Amendment of Lease filed March 26, 1996 as Document No. M-91367 in Book 2539 at Page 788.

Assignment of Lessee’s interest in Lease executed by Kansas City Station Corporation to Ameristar Casino Kansas City, Inc., dated December 20, 2000, filed December 20, 2000, as Document No. Q-27087.

Assignment of Lessee’s interest in Lease executed by Ameristar Casino Kansas City, LLC fka Ameristar Casino Kansas City, Inc. to Pinnacle Entertainment, Inc. dated as of April 28, 2016, filed May 4, 2016 as Document No. 2016014085 in Book 7707 at page 81 in Clay County, Missouri.

Gold Merger Sub, LLC successor by merger to Pinnacle Entertainment, Inc filed in Book 7707 at Page 135 in Clay County, Missouri;

As to the following tract:

Commencing at a point where the Westerly line of Block 40, PLAN OF RANDOLPH, intersects with the Northerly right of way line of Birmingham Drainage District Levee; thence South 73 degrees 59 minutes 40 seconds East along said right-of -way 659.49 feet; thence South 56 degrees 59 minutes 49 seconds East along said right-of-way 220.52 feet; thence South 62 degrees 43 minutes 15 seconds East along said right-of-way 607.23 feet; thence South 00 degrees 00 minutes 00 seconds West to the low water mark of the Missouri River, thence upstream in a Northwesterly direction along the low water mark of the Missouri River to a point where said low water mark intersects with the Westerly line of Block 40, PLAN OF RANDOLPH; thence Northerly along the Westerly line of Block 40, PLAN OF RANDOLPH, to the Point of Beginning.

WETLANDS PROPERTY (Tracts 8 & 9):

TRACT 8:

The South 30 acres of the Southeast Quarter of the Northeast Quarter of Section 27, Township 51, Range 30, in Jackson County, Missouri, EXCEPT that part taken by Corp of Engineers, U.S. Army In Civil Action No. 11247.

TRACT 9:

The Northeast Quarter of the Southeast Quarter of Section 27, Township 51, Range 30, Jackson County, Missouri; EXCEPT that part lying South of the Missouri River, all of said Quarter Quarter Section being subject to a perpetual easement granted to the United States of America over and across said land, as created under instrument designated “Easement” filed under Document No. 685882 in Book 1316 at Page 492.

TRACT 10:

Parcel 1:

AN UNDIVIDED 2/3 INTEREST IN AND TO THE FOLLOWING DESCRIBED LAND:

All of Block 41, lying South of the Southerly line of the Birmingham Drainage District Levee, in the PLAN OF RANDOLPH, a subdivision of land in Clay County, Missouri.

Parcel 2:

AN UNDIVIDED 2/3 INTEREST IN AND TO THE FOLLOWING DESCRIBED LAND:

All of Blocks 38, 39, 43 and 45, EXCEPT Lots 18 and 20, of Block 39, lying South of the Southerly line of the Birmingham Drainage District Levee, all in the PLAN OF RANDOLPH, a subdivision of land in Clay County, Missouri.

Parcel 3:

Also; All of Block 94, lying South and West of the Southerly and Westerly line of the Birmingham Drainage District Levee in NORTH KANSAS CITY IMPROVEMENT COMPANY’S FIRST ADDITION TO RANDOLPH, a subdivision of land in Clay County, Missouri.”

1.2 For the avoidance of any doubt, the parties hereby agree that the attached Exhibit B incorporates and reflects the amendments set forth in Section 1.1 above and may be attached and affixed to the Master Lease as an amended and restated “Exhibit B”.

ARTICLE II

AMENDMENT TO MEMORANDUM OF LEASE

Landlord and Tenant shall enter into one or more amendments to any memorandum of lease which may be been recorded in accordance with Article XXXIII of the Master Lease, in form suitable for recording in each county in which a Leased Property is located which amendment is pursuant to this Amendment. Tenant shall pay all costs and expenses of recording any such amendment to memorandum of lease and shall fully cooperate with Landlord in removing from record any such memorandum of lease upon the expiration or earlier termination of the Term with respect to the applicable Facility.

ARTICLE III

AUTHORITY TO ENTER INTO AMENDMENT

Each party represents and warrants to the other that: (i) this Amendment and all other documents executed or to be executed by it in connection herewith have been duly authorized and shall be binding upon it; (ii) it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly authorized and qualified to perform this Amendment and the Master Lease, as amended hereby, within the State(s) where any portion of the Leased Property is located, and (iii) neither this Amendment or the Master Lease, as amended hereby, nor any other document executed or to be executed in connection herewith, violates the terms of any other agreement of such party.

ARTICLE IV

MISCELLANEOUS

4.1 Costs and Expenses; Fees. Each party shall be responsible for and bear all of its own expenses incurred in connection with pursuing or consummating this Amendment and the transactions contemplated by this Amendment, including, but not limited to, fees and expenses, legal counsel, accountants, and other facilitators and advisors.

4.2 Choice of Law and Forum Selection Clause. This Amendment shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the substantive Laws of the State of New York without regard to the conflict of law principles thereof or of any other jurisdiction

4.3 Counterparts; Facsimile Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original.

4.4 No Further Modification. Except as modified hereby, the Master Lease remains in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the undersigned as of the date first above written.

LANDLORD:

GOLD MERGER SUB, LLC

By:	/s/ Brandon J. Moore
Name:	Brandon J. Moore
Title:	Secretary

[Signatures continue on following page]

Signature Page to First Amendment to Master Lease

TENANT:

PINNACLE MLS, LLC

By:	/s/ Carlos A. Ruisanchez
Name:	Carlos A. Ruisanchez
Title:	President and Secretary

Signature Page to First Amendment to Master Lease

EXHIBIT B

LEGAL DESCRIPTIONS

See attached.

Ameristar Casino Black Hawk

Lot 1, St. Moritz Resort and Casino, Filing No. 1, County of Gilpin, State of Colorado, being more particularly described as follows:

A tract of land in the south one-half of Section 7, Township 3 South, Range 72 West of the 6th p.m., City of Black Hawk, County of Gilpin, State of Colorado, being a part of the Huddleston Extension, the Elephant Lode, the Eagle Nest Lode, and certain tracts on the West Side of Richman Street, all being part of the lands described in Book 627, Page 226; and in Book 627, Page 228; and in Book 627, Page 230; and in Book 627, Page 232; and in Book 627, Page 237; and in Book 627, Page 241, and in Book 627, Page 254, and in Book 628, Page 35, more particularly described as follows:

Beginning at a point which bears N 42°06’59” E, a distance of 628.59 feet from Corner No. 21 of the Security Placer, Mineral Survey No. 5664; thence along the following courses: thence S 00°45’35” E., a distance of 177.47 feet to a point; thence on a non-tangent curve to the right containing a central angle of 35°49’51”, a radius of 255.50 feet, an arc length of 159.78 feet, a chord bearing of S. 17°09’20” W., a chord distance of 157.19 feet to a point; thence S. 64°30’00” W., a distance of 75.71 feet to a point; thence on a curve to the right containing a central angle of 10°53’05”, a radius of 1298.20 feet, an arc length of 246.63 feet, a chord bearing of N. 56°49’58” W., a chord distance of 246.26 feet to a point; thence N. 51°27’30” W, a distance of 241.02 feet to a point; thence N. 29°11’40” E., a distance of 12.36 feet to a point; thence N. 53°19’44” W., a distance of 117.41 feet to a point; thence N. 52°30’00” E., a distance of 571.84 feet to a point; thence S. 17°13’38” E., a distance of 79.93 feet to a point; thence on a curve to the left containing a central angle of 10°02’07”, a radius of 219.50 feet, an arc length of 38.45 feet, a chord bearing S. 22°14’42” E., a chord distance of 38.40 feet to a point; thence S. 27°15’45” E, a distance of 181.68 feet to a point; thence on a curve to the right containing a central angle of 26°30’10”, a radius of 180.50 feet, an arc length of 83.49 feet, a chord bearing of S 14°00’40” E., a chord distance of 82.75 feet to the point of beginning, Excepting therefrom, any portion of the above land conveyed to the City of Black Hawk in the Deed recorded January 5, 2009 at Reception No. 138170, County of Gilpin, State of Colorado.

Parcel R:

Tract of land situate on the east side of Richman Street in the City of Black Hawk, described as follows: Starting at Highway #119 right-of-way monument station 842+40; thence N. 23°21’40” W., 142.92 feet to the northwest corner of tract described in Book 279 at Page 221; thence N. 13°46’40” E., 125.23 feet to the point of beginning on the north line of tract #4 described in Book 269 at Page 309, hence by record the Jennie Blanche. Mineral Survey No. 551, cor. #4 bears S. 4°07’40” E., 34.8 feet and a wall corner bears east 1.6 feet; thence N 3°03’ W., 66.55 feet along

Ex. B-1

wall line; thence N. 1°40’40” E., 45.44 feet along wall line; thence 90°00’00” E., 100 feet; thence S. 1°40’40” W., 45.44 feet; thence S 3°03’ E., 66.55 feet; thence N 90°00’00” W., 100 feet, more or less, along the north boundary line of tract #4 as described in Book 269 at Page 309, to the Point of Beginning, County of Gilpin, State of Colorado.

Parcel S:

That tract of land as described in Deed recorded August 4, 1970, in Book 267 at Page 402, Gilpin County, Colorado, described as follows:

A tract of land adjoining the easterly side of Richman Street, more particularly described as follows, to wit: Commencing at a point on the northerly side line of Jennie Blanche Lode Mining Claim, U.S. mineral Survey No. 551, 150 feet easterly of corner no. 4 of said claim, thence N 90°00’00” W, to the easterly boundary of said Richman Street; thence southerly along the said boundary of Richman Street to a  1⁄2 inch rebar which bears S. 20°24’ W., 92.7 feet from a capped marked 4/551, being corner no. 4 of said Survey No. 551; thence S 68°06’ E. 77.98 feet to a point of intersection in the westerly end of said Survey No. 551; thence N 19°45’00” W., 122.45 feet to said corner no. 4 of Survey 551; thence easterly along the northerly line of said Survey No. 551 to the Point of Beginning;

Except any portion thereof as maybe in conflict with the Bryan tract, Black Hawk City Title, and which may be included within the Deed recorded January 5, 2009 at Reception No. 138170, County of Gilpin, State of Colorado.

Parcel S-1:

That portion of the Bryan Lode or Tract, as described in Deed recorded November 25, 1898, in Book 135 at Page 274, City of Black Hawk, lying within the boundaries of Parcel S, above, but excepting therefrom, any portion as conveyed to the City of Black Hawk in the deed recorded January 5, 2009 at Reception No. 138170, County of Gilpin, State of Colorado.

Parcel T:

That part of the Jennie Blanche lode Mining Claim, U.S. Mineral Survey No. 551, lying westerly of a line that is parallel to the end lines of said mining claim and intersects the northerly side line thereof at a point 150 feet easterly of corner no. 4 of said Jennie Blanche Lode Mining Claim, except that part described as follows: A tract of land in the south half of Section 7, Township 3 South, Range 72 West of the 6th P.M., City of Black Hawk, County of Gilpin, State of Colorado, being a part of the Jennie Blanche Lode, Mineral Survey No. 551, from which Point of Beginning corner no. 3 of said Jennie Blanche Lode bears S 19°45’00” E., a distance of 11.28 feet, and the west  1⁄4 corner of Section 7, Township 3 South, Range 72 West bears N 72°03’49” W., 3364.64 feet, and corner no.. 21 of the Security Placer, Mineral Survey No. 5864 bears S.

Ex. B-2

75°48’09” W., a distance of 535.15 feet; thence N. 19°45’00” W., along line 3-4 of said Jennie Blanche Lode a distance of 17.17 feet; thence S 87°50’51” E., parallel with and 3 feet northerly of a concrete retaining wall, a distance of 6.15 feet; thence S 1°14’25” W., parallel with and 3 feet easterly of a concrete retaining wall, a distance of 15.93 feet to a point on said line 3-4, the Point of Beginning, And except any portion thereof lying westerly of the easterly boundary of Richman Street, And except any portion conveyed to Richman Properties Limited Liability Company by Boundary Settlement and Real Property Trade Agreement recorded June 29, 1998, in Book 644, Page 409, And except any portion conveyed by Deeds recorded in Book 644 at Pages 402, 405, and 407, And except any portion conveyed to the City of Black Hawk in the Deed recorded January 5, 2009 at Reception No. 138170, County of Gilpin, State of Colorado.

Which property, parcels, R, S, S-1 and T, are also described as follows:

A tract of land in the South half of Section 7, Township 3 South, Range 72 West of the 6th P.M., City of Black Hawk, County of Gilpin, State of Colorado, which begins at a point on the east line of Richman Street, and from which point of beginning the west  1⁄4 corner of said Section 7 bears N. 72°30’37” W., 3271.41 feet, and corner no. 21 of the Security Placer, Mineral Survey No. 5864 bears S. 67°10’39” W., a distance of 475.05 feet; thence N. 13°21’00” E., along said east line of Richman Street a distance of 116.56 feet to a point; thence leaving said east line of Richman Street N 90°00’00” E., a distance of 8.06 feet; thence N 3°03’00” W., a distance of 72.83 feet; thence N. 1°40’40” E., a distance of 45.44 feet; thence N 90°00’00” E., a distance of 100.00 feet; thence S 1°40’40” W., a distance of 45.44 feet; thence S. 03°03’00” E., a distance of 72.83 feet; thence N 90°00’00” E., a distance of 44.65 feet to a point on line 4-5 of the Jennie Blanche Lode, Mineral Survey no. 551; thence S. 19°45’00” E., a distance of 150.90 feet to a point on line 2-3 said Jennie Blanche Lode; thence S. 76°30’00” W., along said line 2-3 a distance of 150.00 feet to corner no. 3 of said Jennie Blanche Lode; thence N. 19°45’00” W., along line 3-4 of said Jennie Blanche Lode, a distance of 11.28 feet; thence N. 01°14’25” E., parallel with and 3 feet easterly of a concrete wall, a distance of 15.93 feet; thence N. 87°50’51” W., parallel with and 3 feet north of said wall, a distance of 6.15 feet to a point on said line 3-4 of said Jennie Blanche Lode; thence N. 19°45’00” W., along said line a distance of 8.25 feet; thence N. 68°06’00” W., a distance of 77.99 feet to the Point of Beginning, but excepting any portion thereof conveyed to the City of Black Hawk in the Deed recorded January 5, 2009 at Reception No. 138170, County of Gilpin, State of Colorado.

Parcel I:

Ex. B-3

A tract of land in the East  1⁄2 and SW  1⁄4 of Section 7, Township 3 South, Range 72 West of the 6th P.M., City of Black Hawk, County of Gilpin, State of Colorado, more particularly described as follows:

Beginning at the East  1⁄4 corner of said Section 7; thence S. 00°12’28” W., along the East line of the SE  1⁄4 of Section 7 a distance of 605.56 feet to a point on the Northwesterly side line of the Libra Lode & Dump Site; thence N. 39°25’00” E., along said Northwesterly line a distance of 483.30 feet to a corner of said Lode; thence East a distanced of 191.00 feet to a corner of said Lode; thence S. 39°25’00” W., along the Southeasterly side line said Lode a distance of 1500.00 feet to a corner said Lode; thence West a distance of 191.00 feet to a corner said lode; thence N. 44°00’00” W., a distance of 101.33 feet to a point on the Southeasterly side line of the Silver Lode; thence 46°00’00” E., along said Southeasterly side line a distance of 250.48 feet to a corner said Lode; thence West along the North line said Silver Lode a distance of 215.98 feet to a corner said Lode; thence N. 61°45’04” W., a distance of 194.02 feet to a corner of the Gertrude Lode; thence S. 62°31’27” W., along the Southeasterly side line said Gertrude Lode a distance of 283.98 feet to a point on the Easterly line of the Chicago Lode; thence S. 9°4’00” E., along the Easterly line said Chicago Lode a distance of 93.60 feet to a corner said Lode; thence S. 80°06’00” W., along the Southeasterly line said Chicago lode a distance of 294.53 feet to a point on the Southeasterly side line said Gertrude Lode; thence S. 62°31’27” W., along said Southeasterly line a distance of 357.62 feet to a point on the Northerly right of way line of Highway No. 119; thence along said right of way line and along the arc of a curve to the left, central angle = 4°57’50”, radius = 2940.00 feet, an arc length of 254.71 feet, the chord of said arc bears S. 89°21’18” W., a distance of 254.63 feet; thence S 86°52’23” W., a distance of 85.40 feet to a point on the Northwesterly side line of said Gertrude Lode; thence N. 62°31’27” E., along said Northwesterly line a distance of 186.79 feet to a point on the Southeasterly side line said Chicago Lode; thence S. 80°06’00” W., along said Southeasterly side line a distance of 444.61 feet to a point on said Northeasterly right of way line Highway No. 119; thence Westerly along said right of way line, along the arc of a curve to the right, central angle = 4°29’00”, radius = 1273.20, an arc length of 99.62 feet to a point on the Southeasterly line of the T.I. Richman Tract, the chord of said arc bears N. 79°36’36” W., a distance of 99.60 feet; thence N. 36°06’00” E., along said Southeasterly line a distance of 91.86 feet to an angle point in said Tract; thence N 4°00’00” W., along the Easterly line of said T.I. Richman tract a distance of 1.66 feet to a point on the Northeasterly side line of said Chicago Lode; thence N. 80°06’00” E., along said Northwesterly side line of a 787.50 feet to a point on the Northwesterly side line of said Gertrude Lode; thence N. 62°31’27” E., along said Northwesterly side line a distance of 739.19 feet to the Northeast corner said Lode; thence N. 45°35’45” W., a distance of 80.09 feet to a point on the Southeasterly side line of the South Jennie Blanche Lode; thence S. 63°59’50” W., along said Southeasterly line a distance of 750.23 feet to corner No. 3 said Lode; thence N. 26°00’00” W., a distance of 117.00 feet to corner No. 4 said Lode which point on the Southeasterly side line of the Jennie Blanche Lode; thence S. 64°00’22” W., along said Southeasterly side line a distance of 361.77 feet to corner No. 2 said Lode; thence S. 76°21’39” W., along said Southeasterly side line

Ex. B-4

a distance of 35.63 feet to a point on the Southeasterly side line of the Gilpin County Tunnel or Lode; thence S. 52°18’00” W., a distance of 36.23 feet to corner No. 2 said Lode; thence N. 37°42’00” W., along the Southwesterly line said Lode a distance of 16.94 feet to a point on the Southeasterly side line of said Jennie Blanche Lode; thence S. 76°31’05”W., along said side line a distance of 263.41 feet to a point on the Easterly line said T.I. Richman Tract; thence N. 4°39’00” W., along said Easterly line a distance of 136.52 feet to an angle point in said Tract; thence N. 84°58’00” W., along the North line said Tract a distance of 96.15 feet; thence N. 3°03’00” W., a distance of 67.72 feet; thence N. 1°40’40” E., a distance of 45.44 feet; thence West distance of 110.85 feet to a point on the East right of way line of Richman Street; thence N. 4°14’00” W., along said East right of way line a distance of 0.43 feet; thence N. 85°46’00” E., a distance of 100.00 feet; thence N04°14’00”W., a distance of 144.00 feet; thence S85°46’00”W., a distance of 11.89 feet to a point on the West line of the Klondyke Lode; thence N. 35°26’00” W., a distance of 8.49 feet; thence N. 65°06’00” E., a distance of 10.53 feet; thence N. 23°49’00” W., a distance of 26.00 feet to a point on the Southeasterly side line of the Leopold Lode; thence N. 54°34’00” E., along said Southeasterly side line a distance of 1076.85 feet to a point of the Southerly side line of the Democrat Lode; thence N. 80°40’00” W., along said Southerly side line a distance of 213.00 feet to a point on the Northwesterly side line of said Leopold Lode; thence S. 54°34’00” W., along said Northwesterly side line a distance of 883.16 feet to a point on the Northeasterly line of the Fullerton Tract; thence S. 31°10’00” E., along said Northeasterly line a distance of 102.90 feet; thence S. 65°06’0” W., along the Southeasterly line said tract a distance of 100.60 feet; thence N. 31°10’00” W., along the Southwesterly line said tract a distance of 109.07 feet to a point on the Southeasterly side line of the Elephant Lode; thence S. 52°30’00” W., along the Southeasterly side line a distance of 10.29 feet to a point on the East right of way line of Richman Street; thence N. 23°49’00” W., along said East right of way line a distance of 154.38 feet to a point on the Northwesterly side line said Elephant Lode; thence N. 52°30’00” E., along said Northwesterly line a distance of 31.19 feet to a point on the Westerly line of the Prince Henry Lode; thence N. 34°08’00” W., along said Westerly line a distance of 68.86 feet to a point on the Southeasterly side line of the Lion Lode; thence S. 54°05’00 W., along said Southeasterly side line a distance of 18.38 feet to a point on said East right of way line of Richman Street; thence N. 23°49’00” W., along said East right of way line a distance of 152.94 feet to a point on the Northwesterly side line of said Lion Lode; thence N. 54°05’00” E., along said Northwesterly line a distance of 180.03 feet to corner No. 4 said Lode; thence S. 69°10’48” E., a distance of 178.85 feet to corner No. 3 said Lode; thence S. 40°09’24” E., a distance of 114.55 feet to a point on the Northwesterly side line of the Black Bear Lode; thence N. 55°52’00” E., along said Northwesterly line a distance of 280.31 feet to a point on the Westerly line of the Missouri Lode; thence S. 45°53’0” E., along said Westerly line a distance of 71.34 feet to a corner said Lode; thence N. 54°14’00” E., along the Southeasterly side line said Lode a distance of 45.56 feet to a point on the West line of the Radical Lode; thence S. 38°12’14” E., a distance of 49.38 to corner No. 4 Radical Lode; thence N. 52°06’43” E., along the southeasterly side line said Radical Lode a distance of 462.47 feet to a point on the North line of the NW  1⁄4 of the SE  1⁄4 of said Section 7; thence N. 86°53’19” E., along said North line a distance of 453.69

Ex. B-5

feet to the Southwest corner of the SE  1⁄4 of the NE  1⁄4 of Section 7; thence N. 1°46’45” W., along the West line said SE  1⁄4 of the NE  1⁄4 a distance of 320.31 feet to a point on the Southeast side line of the Radical Lode; thence N. 52°06’43” E., along said Southeasterly side line a distance of 463.02 feet to corner No. 3 said Radical Lode; thence N. 37°53’00” W., a distance of 50.00 feet to corner 2 said Radical Lode; thence S. 52°06’43” W., along the Northwesterly side line said Radical Lode a distance of 426.56 feet to a point on the West line said SE  1⁄4 of the NE  1⁄4; thence N. 01°46’45” W., along said West line a distance of 512.06 feet to a point on the Southeasterly side line of the Champion Lode; thence N. 56°37’00” E., along said Southeasterly side line a distance of 510.33 feet to a point; thence S. 35°37’00” E., a distance of 1010.36 feet to a point; thence East a distance of 332.26 feet to a point on the East line of the NE  1⁄4 of said Section 7; thence S. 2°43’41” E., along said East line a distance of 283.62 feet, to the East  1⁄4 corner said Section 7, the Point of Beginning, County of Gilpin, State of Colorado.

Excepting therefrom that part of the above described parcel described as commencing at the East  1⁄4 Corner of said Section 7; thence S. 25°56’22” W., a distance of 285.08 feet to the True Point of Beginning; thence S. 24°26’34” W., a distance of 90.00 feet; thence S. 65°33’26” W., a distance of 30.00 feet; thence N. 24°26’34” W., a distance of 90.00 feet; thence N. 65°33’26” E., a distance of 30.00 feet to the True Point of Beginning, as excepted in original conveyance from the City of Black Hawk to Windsor Woodmont LLC, in Deed recorded June 16, 1998, in Book 643 at Page 443, County of Gilpin, State of Colorado, and

Excepting therefrom, that portion described as follows (Tank Site):

A tract of land located in Section 7, Township 3 South, Range 72 West of the 6th Principal Meridian, City of Blackhawk, County of Gilpin, State of Colorado being more particularly described as follows:

Considering the North line of the Northwest Quarter of the Southeast Quarter of said Section 7 as bearing North 86°49’50” East from a found US Department of the Interior comer being a 3 1/2” Aluminum cap marked MS 7626 and being South 86° 49’50” West, 993.31 feet from the East Sixteenth comer of Section 7 being a found 3 1/2” Aluminum cap and with all bearings contained herein relative thereto:

Commencing at said MS 7626 comer;

Thence South 45°37’31” East 819.01 feet to the POINT OF BEGINNING;

Thence North 38°54’52” East, 170.00 feet;

Thence South 85°34’06” East, 157.00 feet;

Thence South 22°29’34” East, 300.00 feet;

Thence South 70°14’05” West, 35.00 feet;

Thence South 75°06’04” West, 50.00 feet;

Thence South 83°40’21” West, 95.00 feet;

Thence South 88°44’40” West, 95.00 feet;

Ex. B-6

Thence North 55°27’53” West, 35.57 feet;

Thence along a non-tangent curve concave to the Northeast having a central angle of 25°05’57” with a radius of 125.00 feet, and an arc length of 54.76 feet and the chord of which bears North 35°21’05” West, 54.32 feet; Thence North 19°43’24” West, 137.99 feet to the Point of Beginning.

Parcel II:

A tract of land in the SE  1⁄4 of the NE  1⁄4 of Section 7, township 3 South. Range 72 West of the 6th P.M., City of Black Hawk, County of Gilpin, State of Colorado, more particularly described as follows:

Beginning at the Northwest corner of said SE  1⁄4 o the NE  1⁄4; thence N. 88°01’24” E., along the North line said SE  1⁄4 of the NE  1⁄4 a distance of 443.14 feet to a point on the Northwesterly side line of the Champion Lode; thence S. 56°17’54” W., along said line a distance of 522.10 feet to a point on the West line said SE  1⁄4 of the NE  1⁄4; thence N. 01°46’45” W, along said West line a distance of 274.55 feet to the point of beginning, County of Gilpin, State of Colorado.

Parcel III:

That part of the Democrat Lode, U.S. Mineral Survey No. 7626 lying within the NW  1⁄4 of the SE  1⁄4 of Section 7, Township 3 South, Range 72 West of the 6th P.M., City of Black Hawk, County of Gilpin, State of Colorado, more particularly described as follows:

Beginning at a point on the North line said NW  1⁄4 SE  1⁄4 which point is the intersection of said North line with the Northwesterly side line of the Radical Lode, U.S. Mineral Survey No. 211; thence S. 52°06’43” W., along said side line a distance of 170.44 to a point on the Southerly side line Democrat Lode; thence N. 80°40’00” W., along said side line a distance of 325.62 feet to a corner No. 4 said Democrat Lode; thence N. 9°20’00” E., along the West line said Democrat Lode a distance of 27.70 feet to a point on said North line of the NW  1⁄4 of the SE  1⁄4; thence N. 86°53’19” E., along said line a distance o 451.99 feet to the Point of Beginning, County of Gilpin, State of Colorado.

Parcel IV:

The Mayflower Tunnel Lode as described in Book 605 at Page 14, City of Black Hawk, County of Gilpin, State of Colorado, being in the SW  1⁄4 of Section 8, Township 3 South, Range 72 West of the 6th P.M., described as follows:

Ex. B-7

Beginning at the most Northerly corner said Lode from which point the West  1⁄4 corner of said Section 8 bears N. 48°48’17” W., a distance of 885.42 feet; thence S. 32°00’00” E., a distance of 151.47 feet to the most Easterly corner said Lode; thence S. 50°00’00” W., a distance of 871.20 feet to the most Southerly corner said Lode; thence N. 32°00’00” W., a distance of 151.47 feet to the most Westerly corner said Lode; thence N. 50°00’00” E., a distance of 871.20 feet to the Point of Beginning, County of Gilpin, State of Colorado.

Parcel V:

That part of the Democrat Lode, U.S. Mineral Survey No. 7626, the Silver Dime Lode, City Title and the Prince Henry Lode, City Title lying in the SE  1⁄4 of the NE  1⁄4 of Section 7, Township 3 South, Range 72 West of the 6th P.M., County of Gilpin, State of Colorado, which begins at the intersection of the South line of said SE  1⁄4 of the NE  1⁄4 with line 4-1 said Democrat Lode, from which point corner No. 4 said Democrat Lode bears S. 9°20’00” W., a distance of 27.70 feet; thence N. 9°20’00” E., along said Line 4-1 and along the Westerly line of said Silver Dime Lode a distance of 247.30 feet to the Northwest corner said Silver Dime Lode; thence S. 80°40’00” E., along the Northerly line said Silver Dime Lode a distance of 338.92 feet to the intersection with the Northerly line of said Prince Henry Lode; thence N. 54°09’22” E., along said Northerly line a distance of 437.51 feet to the Northeasterly corner said Prince Henry Lode; thence S. 34°08’00” E., a distance of 22.47 feet to a point on the Northerly line of the Missouri Lode, City Title; thence S 44°07’00” W., along said Northerly line a distance of 121.76 feet to an angle point in said Northerly line; thence S. 54°14’00” W., along said Northerly line a distance of 273.89 feet to a point on the Northerly line of said Silver Dime Lode; thence S. 80°40’00” E., along said Northerly line a distance of 180.09 feet to a point on the Northerly line of the Radical Lode, Mineral Survey No. 211; thence S. 52°06’43” W., along said Northerly line a distance of 204.23 feet to a point on the South line said SE  1⁄4 of the NE  1⁄4 of Section 7; thence S. 86°53’19” W., along said South line a distance of 452.99 feet to the point of beginning, County of Gilpin, State of Colorado.

Parcel VI:

That part of the Silver Dollar Lode, City Title and the Black Bear Lode, City Title lying in the SE  1⁄4 of the NE  1⁄4 of Section 7, Township 3 South, Range 72 West of the 6th P.M., County of Gilpin, State of Colorado, which begins at the intersection of the South line said SE  1⁄4 of the NE  1⁄4 and the Southerly line of the Radical Lode Mineral Survey No. 211; thence N. 52°06’43” E., along said Southerly line a distance of 415.95 feet to a point on the Northerly line said Silver Dollar Lode; thence N. 84°09’00” E., along said Northerly line a distance of 117.83 feet to a point on the East line said SE  1⁄4 of the NE  1⁄4; thence S. 01°46’45” E., along said East line a distance of 150.38 feet to a point on the Southerly line said Silver Dollar Lode; thence S. 84°09’00” W., along said Southerly line a distance of 60.07 feet to a point on the Northeasterly line of the Leopold Lode, City Title; thence N. 35°26’00” W., along said Northeasterly line a

Ex. B-8

distance of 107.97 feet to the most Northerly corner said Leopold Lode; thence S. 54°34’00” W., along the Northwesterly line said Leopold Lode a distance of 338.35 feet to a point on the South line of the SE  1⁄4 of the NE 12/4; thence S. 86°53’19” W., along said South line a distance of 52.19 feet to the point of beginning, County of Gilpin, State of Colorado.

Parcel VII:

That part of the Klondyke Lode, City Title lying within the SE  1⁄4 of the NE  1⁄4 of Section 7, Township 3 South, Range 72 West of the 6th P.M., County of Gilpin, State of Colorado, which begins at a point on the South line said SE  1⁄4 of the NE  1⁄4 from which point the Southeast corner said SE  1⁄4 NE  1⁄4 bears N. 86°53’19” E., a distance of 1.12 feet; thence S. 86°53’19” W., along said South line a distance of 119.85 feet to a point on the Northwesterly line of said Klondyke Lode; thence N. 54°34’00” E., along said Northwesterly line a distance of 101.28 feet to the most Northerly corner said Klondyke Lode; thence S. 35°26’00” E., along the Northeasterly line said Klondyke Lode a distance of 64.08 feet to the point of beginning, County of Gilpin, State of Colorado.

Parcel VIII:

A tract of land located within the South Half of Section 7, Township 3 South, Range 72 West of the Sixth Principal Meridian, City of Black Hawk, County of Gilpin, State of Colorado, more particularly described as follows:

Commencing at the East Quarter Corner of said Section 7, whence the East Line of said Section is assumed to bear S 00°12’28” W with all bearings contained herein relative thereto, thence S 58°32’18” W, 2081.46 feet to the Northwest corner of the South Jennie Blanche Lode and the True Point of Beginning; thence along the Westerly and Southerly lines of said South Jennie Blanche Lode S 26°00’00” E, 117.00 feet; thence N 63°59’50” E, 750.23 feet; thence S 45°35’45” E, 80.09 feet to a point along the Northerly line of the Gertrude Lode; thence along said Northerly line S 62°31’27” W, 739.19 feet to a point along the Northerly line of the Chicago Lode; thence along said Northerly line S 80°06’00” W, 787.50 feet; thence N 04°39’00” W, 71.32 feet to a point along the Southerly line of the Jennie Blanche Lode M.S. 551; thence along said Southerly line N 76°31’05” E, 263.41 feet to a point along the Westerly line of the Gilpin County Tunnel; thence along the Westerly and Southerly lines of the Gilpin County Tunnel S 37°42’00” E, 16.28 feet; thence N 52°18’00” E, 36.23 feet to a point along the Southerly line of the Jennie Blanche Lode M.S. 551; thence along said Southerly line the following two (2) courses:

1.	N76°21’39”E, 35.63 feet;

2.	Thence N 64°00’22” E, 361.77 feet to the True Point of Beginning

Parcel IX:

Ex. B-9

Easement for ingress, egress and roadway purposes as conveyed and described in Grant of Easement and Right of First Refusal recorded April 29, 1998, in Book 640, Page 79, over, under, upon and across those portions of the Leopold Lode, Black Hawk City Title, said Leopold Lode is as described in Deed recorded July 11, 1902, in Book 150, Page 42, County of Gilpin, State of Colorado.

Parcel X:

Non-exclusive easement for air space over Richmond Street as more particularly described in the Air Space Easement Agreement recorded November 4, 2009 at Reception No. 140361, County of Gilpin, State of Colorado.

Parcel XI:

Non-exclusive easement for Slope Stabilization purposes, as more particularly described in the Slope Stabilization Easement Agreement recorded November 4, 2009 at Reception No. 140362, County of Gilpin, State of Colorado.

Parcel XII:

A tract of land in the SE 1/4 of the SE 1/4 of Section 17, Township 2 South, Range 72 West of the 6th P.M., described as follows:

Beginning at a point on the West line of said SE 1/4 of the SE 1/4, which Point of Beginning lies 370 feet North of the Southwest Corner of said SE 1/4 of the SE 1/4 of Section 17, and which Point of Beginning is also the Southeast Corner of Lot 9, Colorado Sierra Subdivision Alpha, Unit 1; thence S 82°31’ E, a distance of 502.98 feet to a point on the Westerly line of Colorado State Highway No. 119; thence S 7°24’ W, along the Westerly right of way line of said Highway No. 119, a distance of 306.4 feet, more or less, to a point on the South line of said SE 1/4 of the SE 1/4; thence S 89°57’ W, along said South line of the SE 1/4 of the SE 1/4, a distance of 464.8 feet to the

Ex. B-10

Southwest Corner of said SE 1/4 of the SE 1/4; thence N 00°39’ E, along the West line of said Se 1/4 of the SE 1/4, a distance of 370 feet to the Point of beginning, County of Gilpin, State of Colorado.

Ex. B-11

Cactus Pete’s

PARCEL 1:

LOT 2 OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT, AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY OF RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220.

TOGETHER WITH THAT PORTION OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M., WHICH LIES ADJACENT AND CONTIGUOUS TO SAID LOT 2 DESCRIBED ABOVE AND ALSO TO THAT PARCEL WHICH IS DESCRIBED IMMEDIATELY FOLLOWING THIS PARAGRAPH, AS ABANDONED BY RESOLUTION OF ABANDONMENT DATED OCTOBER 19, 1961, EXECUTED BY THE STATE OF NEVADA, DEPARTMENT OF TRANSPORTATION, AND RECORDED FEBRUARY 08, 1982, IN BOOK 381, PAGE 636, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

ALSO TOGETHER WITH THAT PORTION OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M., WHICH IS SITUATE NORTH OF LOT 2 AS SHOWN ON THE REVISED FIRST ADDITION, TOWN OF JACKPOT AND WHICH IS SITUATE SOUTH OF DICE ROAD AS SHOWN ON THAT MAP ENTITLED MAP OF LOTS 2, 2-A AND 3 REVISED FIRST ADDITION FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, ON MARCH 19, 1985, AS FILE NO. 202802.

EXCLUDING THAT PORTION OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M., WHICH IS SITUATE WITHIN DICE ROAD AS SHOWN ON THAT MAP ENTITLED MAP OF LOTS 2, 2A AND 3, REVISED FIRST ADDITION FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, ON MARCH 19, 1985, AS FILE NO. 202802.

PARCEL 2-A:

LOT 2-A OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT, AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220.

TOGETHER WITH THAT PORTION OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M., WHICH LIES ADJACENT AND CONTIGUOUS TO SAID LOT 2-A DESCRIBED ABOVE, LESS THOSE PARCELS WHICH ARE EXCEPTED IMMEDIATELY FOLLOWING, AS ABANDONED BY RESOLUTION OF ABANDONMENT DATED OCTOBER 19, 1981, EXECUTED BY THE STATE OF NEVADA, DEPARTMENT OF TRANSPORTATION, AND RECORDED FEBRUARY 08, 1982, IN BOOK 381, PAGE 636, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

EXCEPTING THEREFROM ALL THAT PORTION OF SAID LOT LYING WITHIN THE NORTH HALF (N 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE

Ex. B-12

SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M.

ALSO TOGETHER WITH THOSE PORTIONS OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M., WHICH IS SITUATE SOUTH OF AND WITHIN DICE ROAD AS SHOWN ON THAT MAP ENTITLED MAP OF LOTS 2, 2-A AND 3 REVISED FIRST ADDITION FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, ON MARCH 19, 1985 AS FILE NO. 202802.

PARCEL 2-B:

THAT PORTION OF LOT 2-A OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT, AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220, LYING WITHIN THE NORTH HALF (N 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M.

PARCEL 3:

LOTS 13 AND 13-A OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220.

TOGETHER WITH THAT PORTION OF ABANDONED ACE ROAD, LYING NORTH AND SOUTH OF THE ABOVE DESCRIBED LOTS AND BOUNDED BY THE EXTENSION OF THE EASTERLY AND WESTERLY BOUNDARY LINES OF SAID ABOVE MENTIONED LOTS

PARCEL 4:

LOT 15 OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT, AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220.

PARCEL 5:

LOT 17 OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT, AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220.

TOGETHER WITH THAT PORTION OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M., WHICH LIES ADJACENT AND CONTIGUOUS TO SAID LOT 2-A DESCRIBED ABOVE, LESS THOSE PARCELS WHICH ARE EXCEPTED IMMEDIATELY FOLLOWING THIS PARAGRAPH, AS ABANDONED BY RESOLUTION OF ABANDONMENT DATED OCTOBER 19, 1981, EXECUTED BY THE STATE OF

Ex. B-13

NEVADA, DEPARTMENT OF TRANSPORTATION, AND RECORDED FEBRUARY 08, 1982, IN BOOK 381, PAGE 636, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

EXCEPTING THEREFROM THAT CERTAIN PARCEL OF LAND CONVEYED TO THE UNINCORPORATED TOWN OF JACKPOT BY DEED RECORDED MARCH 18, 1976, IN BOOK 226, PAGE 441, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

FURTHER EXCEPTING THEREFROM THAT PORTION OF LOT 17 WHICH IS SITUATE WITHIN THE 60.00 FOOT RIGHT OF WAY, ALONG AND CONTIGUOUS TO THE EASTERLY BOUNDARY OF U.S. HIGHWAY 93, AS CONVEYED TO THE STATE OF NEVADA BY DEED RECORDED FEBRUARY 08, 1982, IN BOOK 381, PAGE 642, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

PARCEL 6:

LOT 17B OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT, AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220.

PARCEL 7:

TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M.

SECTION 12: NORTH HALF (N 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4); AND THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4);

TOGETHER WITH THAT PORTION OF SECTION 12 LYING ADJACENT AND CONTIGUOUS TO THE ABOVE DESCRIBED PARCELS OF LAND AS ABANDONED BY RESOLUTION OF ABANDONMENT DATED OCTOBER 19, 1981, EXECUTED BY THE STATE OF NEVADA, DEPARTMENT OF TRANSPORTATION AND RECORDED FEBRUARY 08, 1982, IN BOOK 381, PAGE 636, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

EXCEPTING THEREFROM THAT CERTAIN PARCEL OF LAND CONVEYED TO THE UNINCORPORATED TOWN OF JACKPOT BY DEED RECORDED JUNE 24, 1982, IN BOOK 394, PAGE 107, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

PARCEL 8:

LOT 1 OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT, AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220.

TOGETHER WITH THAT PORTION OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M., WHICH LIES ADJACENT AND CONTIGUOUS TO THE ABOVE DESCRIBED PARCEL, AS ABANDONED BY RESOLUTION OF ABANDONMENT

Ex. B-14

DATED OCTOBER 19, 1981, EXECUTED BY THE STATE OF NEVADA, DEPARTMENT OF TRANSPORTATION AND RECORDED FEBRUARY 08, 1982, IN BOOK 381, PAGE 636, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

PARCEL 9:

LOT 17-A OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT, AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220.

TOGETHER WITH THAT PORTION OF SECTION 1, TOWNSHIP 47 NORTH, RANGE 64 EAST, MDB&M., WHICH LIES ADJACENT AND CONTIGUOUS TO THE ABOVE DESCRIBED PARCEL, AS ABANDONED BY RESOLUTION OF ABANDONMENT EXECUTED BY THE STATE OF NEVADA, DEPARTMENT OF TRANSPORTATION AND RECORDED FEBRUARY 08, 1982, IN BOOK 381, PAGE 636, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

FURTHER EXCEPTING THEREFROM THAT PORTION OF LOT 17-A WHICH IS SITUATE WITHIN THE 60.00 FOOT RIGHT OF WAY, ALONG AND CONTIGUOUS TO THE EASTERLY BOUNDARY OF U.S. HIGHWAY 93, AS CONVEYED TO THE STATE OF NEVADA BY DEED RECORDED FEBRUARY 08, 1982, IN BOOK 381, PAGE 642, OFFICIAL RECORDS, ELKO COUNTY, NEVADA.

NOTE: ALL THE ABOVE METES AND BOUNDS DESCRIPTIONS PREVIOUSLY APPEARED IN THAT CERTAIN DOCUMENT RECORDED APRIL 18, 2011 AS INSTRUMENT 639017 ELKO COUNTY OFFICIAL RECORDS.

PARCEL 10:

LOT 16 OF THE REVISED FIRST ADDITION, TOWN OF JACKPOT, AS SHOWN ON THE OFFICIAL MAP THEREOF FILED IN THE OFFICE OF THE COUNTY RECORDER OF ELKO COUNTY, STATE OF NEVADA, ON MARCH 29, 1976, AS FILE NO. 97220.

Ex. B-15

Belterra Resort

Tract 1:

A part of Section 1, Township 1 North, Range 2 West, located in York Township of Switzerland County, Indiana, described as follows: Commencing at the Northwest corner, fractional Section 1, Township 1 North, Range 2 West; thence South 88 degrees 41 minutes 00 seconds East 2801.00 feet (deed); thence South 02 degrees 55 minutes 00 West 1265.00 feet (deed) to an iron bar found being the actual Point of Beginning; thence continuing South 02 degrees 55 minutes 00 seconds West 270.00 feet to a P.K. Nail found in the centerline of State Road 156; thence along said centerline North 88 degrees 41 minutes 00 seconds West, 175.00 feet to a P.K. Nail set; thence North 02 degrees 55 minutes 00 seconds East, 270.00 feet to a T-Bar set; thence South 88 degrees 41 minutes 00 seconds East 175.00 feet to the Point of Beginning.

Tract 2:

Being a part of fractional Section 1, Township 1 North, Range 2 West in Switzerland County, Indiana; beginning on the North-South Quarter Section line at a United States Army Corps of Engineers Marker that is 1,266.73 feet South of its intersection with the center line of State Highway No. 156, running thence South 77 degrees West 198 feet along the U.S. Government property and marked by an iron stake; thence North 8 degrees West 143 feet to an iron stake in a garden fence; thence South 90 degrees East, 214 feet to the Quarter Section line; thence South 90 feet to the Place of Beginning.

Together with right of ingress and egress over the present existing highway leading to and from the above-described tract of land to Indiana State Highway No. 156.

Tract 3:

Being a part of fractional Section 1, Township 1 North, Range 2 West and part of Section 36, Township 2 North, Range 2 West of the First Principal Meridian located in York Township of Switzerland County, Indiana, and being part of Tract 3 of the Daniel Vincent Dufour Real Estate Partition as recorded in the complete record of the Probate Court of Switzerland County, Indiana, in Order Book from September term 1850 to July term 1853 in pages 51, 52, 53 and 54 and further described as follows: Commencing at an iron pin at the Northwest corner of Section 1, Township 1 North, Range 2 West, thence North 89 degrees 49 minutes 48 seconds East with the North line of said Section 1, 398.91 feet to a rebar in the line dividing Tract 3 and Tract 4 of the Daniel Vincent Dufour real estate partition and the true Point of Beginning; thence North 00 degrees 26 minutes 26 seconds West with the prolongation of the line dividing Tract 3 and Tract 4 of said Dufour’s partition, and along the West boundary of the parent tract of land (Hunt

Ex. B-16

D.R. 88, P. 50), 14.94 feet to a rebar; thence severing said parent tract of land the following eight courses and distances: North 52 degrees 09 minutes 19 seconds East, 204.19 feet to a rebar; thence South 86 degrees 28 minutes 37 seconds East, 69.95 feet to a rebar; thence South 86 degrees 18 minutes 27 seconds East, 49.04 feet to a rebar; thence South 24 degrees 23 minutes 06 seconds East, 38.12 feet to a rebar; thence South 00 degrees 06 minutes 26 seconds West, 129.95 feet to a rebar; thence South 43 degrees 29 minutes 26 seconds East, 212.31 feet to a rebar; thence South 85 degrees 14 minutes 06 seconds East, 360.23 feet to a rebar; thence North 83 degrees 22 minutes 31 seconds East, 151.68 feet to a rebar in the line dividing Tract 2 and 3 of said Dufour’s partition, said point along being in the boundary of said Hunt parent Tract of land; thence with the boundary of said parent Tract of land the following three courses: South 00 degrees 03 minutes 18 seconds East, 428.78 feet to rebar; thence South 89 degrees 49 minutes 57 seconds West, 942.57 feet to a rebar in the line dividing Tract 3 and Tract 4 of said Dufour’s partition; thence North 00 degrees 26 minutes 28 seconds West with said line, 646.46 feet to the Point of Beginning.

Tract 4:

Being a part of fractional Section 1 and fractional Section 2, Township 1 North, Range 2 West and part of Section 35, Township 2 North, Range 2 West of the first principal meridian and located in York Township of Switzerland County, Indiana, and being part of Tract 4 of the Daniel Vincent Dufour’s real estate partition as recorded in the complete record of the Probate Court of Switzerland County, Indiana, in Order Book from September term 1850 to July term 1853 in pages 51, 52, 53 and 54 and further described as follows:

Beginning at an iron pin at the Northwest corner of Section 1, Township 1 North, Range 2 West, thence with the boundary of the Thomas J. and Christine R. McClain property (D.R. 88, P. 175) the following six courses and distances: North 89 degrees 49 minutes 48 seconds East with the North line of said Section 1 and the North line of said Tract 4, 398.91 feet to a rebar; thence South 00 degrees 26 minutes 28 seconds East with the East line of said Tract 4 and the East line of said McClain property, 327.11 feet to a rebar; thence South 89 degrees 46 minutes 06 seconds West, 957.20 feet to a rebar; thence North 00 degrees 26 minutes 28 seconds West, 324.55 feet to a rebar; thence South 84 (89 degrees per survey) degrees 27 minutes 40 seconds West, 189.39 feet to a rebar; thence North 00 degrees 12 minutes 39 seconds East, 783.23 feet to the center of a creek; thence with the center of said creek the following four courses: South 74 degrees 45 minutes 05 seconds East, 339.67 feet; thence South 74 degrees 10 minutes 51 seconds East 165.15 feet; thence North 47 degrees 44 minutes 59 seconds East 328.51 feet; thence North 75 degrees 25 minutes 39 seconds East, 19.27 feet, thence South 00 degrees 14 minutes 28 seconds West with the East line of said Section 35 and continuing along the boundary of said McClain Tract, 867.58 feet to the Point of Beginning.

Ex. B-17

Tract 5:

Being a part of fractional Section 1, Township 1 North, Range 2 West of the First Principal Meridian, and located in York Township of Switzerland County, Indiana and being part of Tract 4 of the Daniel Vincent Dufour real estate partition as recorded in the complete record of the Probate Court of Switzerland County, Indiana, in Order Book from September term 1850 to July term 1853 in pages 51, 52, 53 and 54 and further described as follows:

Commencing at an iron pin at the Northwest corner of Section 1, Township 1 North, Range 2 West, thence North 89 degrees 49 minutes 48 seconds East with the North line of said Section 1 and the North line of said Tract 4, 398.91 feet to a rebar at the Northeast corner of said Tract 4; thence South 00 degrees 26 minutes 28 seconds East with the East line of said Tract 4, 327.11 feet to the Point of Beginning; thence continuing South 00 degrees 26 minutes 28 seconds East with the East line of said Tract 4 and the East line of the Tom McClain property (D.R. 91, P. 146), 282.00 feet to a rebar; thence with the Southerly and Westerly boundary of said McClain property the following three courses and distances: North 75 degrees 07 minutes 18 seconds West, 156.62 feet to a rebar; thence North 35 degrees 26 minutes 28 seconds West, 103.81 feet to a rebar; thence North 00 degrees 26 minutes 28 seconds West, 156.35 feet to a rebar; thence North 89 degrees 46 minutes 06 seconds East with the Northerly line of said McClain property, 210.60 feet to the Point of Beginning.

Tract 6:

Being a part of the Northeast Quarter of fractional Section 1, Township 1 North, Range 2 West, York Township, Switzerland County, Indiana, described as follows: Commencing at a corner post at the Northwest corner of fractional Section 1; thence South 88 degrees 41 minutes 00 seconds East (assumed bearing), 2801.00 feet to a point in the center of Log Lick Creek; thence South 02 degrees 55 minutes 00 seconds West, 1168.00 feet to a corner post and the actual Point of Beginning; thence South 88 degrees 41 minutes 00 seconds East, 237.00 feet to a stake; thence South 02 degrees 55 minutes 00 seconds West, 367.00 feet to a steel nail in the centerline of State Highway No. 156; thence with the highway centerline, North 88 degrees 41 minutes 00 seconds West 237.00 feet to a steel nail; thence leaving the road, North 02 degrees 55 minutes 00 seconds East, 367.00 feet to the Point of Beginning.

Tract 7:

Ex. B-18

Being a part of fractional Section 1 and fractional Section 2, Township 1 North, Range 2 West of the First Principal Meridian located in York Township of Switzerland County, Indiana, and a part of Tract No. 3 and Tract No. 4 of the partition of the real estate of Daniel Vincent Dufour among his children as recorded in the complete record of the Probate Court of Switzerland County, Indiana, in Order Book from September term 1850 to July term 1853 in pages 51, 52, 53 and 54 and further described as follows:

Commencing at a concrete monument found in place at the Northeast corner of said Section 1, Township 1 North, Range 2 West; thence South 89 degrees 49 minutes 48 seconds West a distance of 3996.57 feet, passing through an iron pin with cap in line at 2165.72 feet, with the North line of said Section 1 to an iron pin and cap at the Northwest corner of Tract 2 of said Daniel Vincent Dufour partition; thence South 00 degrees 03 minutes 18 seconds East a distance of 646.50 feet along a common line dividing Tract 2 and Tract 3 in said Daniel Vincent Dufour partition to an iron pin with cap and the true Point of Beginning; thence continuing South 00 degrees 03 minutes 18 seconds East a distance of 929.20 feet along a common line dividing Tract 2 and Tract 3 in said Daniel Vincent Dufour partition to a railroad spike in the centerline of Indiana State Road 156; thence continuing South 00 degrees 03 minutes 18 seconds East a distance of 1412.39 feet with said common line dividing Tract 2 and Tract 3 to an existing Corps of Engineers concrete monument in the Northern line of the lands of the United States of America, Deed Book 54, page 144; thence South 88 degrees 39 minutes 24 seconds West a distance of 726.36 feet with the Northern line of the Land of the United States of America to an iron pin with cap; thence North 81 degrees 12 minutes 36 seconds West a distance of 203.14 feet with said Northern line to an existing Corps of engineers concrete monument; thence North 00 degrees 26 minutes 28 seconds West a distance of 1399.32 feet along a common line with the Webster Family Limited Partnership, Deed Book 104, page 79, and the Diuguid Family Limited Partnership, Deed Book 104, page 80, and passing through a steel T-Bar found in place 963.58 feet at the Southeast corner of a 2.0000 acre Tract, to a Steel Nail (P.K.) found in place in the center of Indiana State Road 156; thence North 88 degrees 44 minutes 40 seconds West a distance of 957.62 feet to a Steel Nail set in the center of Indiana State Road 156; thence North 00 degrees 26 minutes 28 seconds West a distance of 1220.07 feet passing through an iron pin with cap set in line at 30.00 feet, and continuing along a common line with the Webster Family Limited Partnership, Deed Book 104, page 79 and the Diuguid Family Limited Partnership, Deed Book 104, page 80, and the line dividing Tract 4 and Tract 5 in said Daniel Vincent Dufour Partition, to an iron pin with cap set by a stone (broken) found in place; thence North 89 degrees 46 minutes 06 seconds East a distance of 746.60 feet along a common line with Thomas J. McClain and Christine R. McClain Deed Book 86, page 175 to an iron pin with cap set in the center of a gravel township road; thence along a common line with other lands of said McClain, Deed Book 91, page 146, the following (3) courses and distances; South 00 degrees 26 minutes 28 seconds East a distance of 156.35 feet to an iron pin with cap; South 35 degrees 26 minutes 28 seconds East a distance of 103.81 feet to an iron pin with cap; South 75 degrees 07 minutes 18

Ex. B-19

seconds East a distance of 156.62 feet to an iron pin with cap on the East side of said township road; thence South 00 degrees 26 minutes 28 seconds East a distance of 37.39 feet along a common line with David and Cassandra Hunt, Deed Book 88, page 50 and the common line dividing Tract 3 and Tract 4 in said Daniel Vincent Dufour partition to an iron pin with cap; thence North 89 degrees 49 minutes 48 seconds East a distance of 942.57 feet along a line common with said David and Cassandra Hunt to an iron pin with cap and the Point of Beginning.

Excepting therefrom that portion thereof conveyed to “Hoosier Energy Rural Electric Cooperative, Inc., an Indiana Corporation”, by Warranty Deed recorded April 7, 2000 in Deed Book 110, page 171, being a part of Fractional Section 2, Township 1 North Range 2 West, First Principal Meridian, York Township, Switzerland County, Indiana, more particularly described as follows:

Commencing at an iron pin found at the Northeast corner of Section 2, Township 1 North, Range 2 West, Switzerland County, Indiana; thence South 00 degrees 26 minutes 28 seconds East 327.55 feet to the North line of a 76.268 acre Tract as described in Deed Record 109, page 132 in the Office of the Recorder; thence with the North line of said 76.268 acre tract, South 89 degrees 46 minutes 06 seconds West 558.30 feet to an iron pin found next to a stone; thence with the West line of said 76.268 acre Tract; South 00 degrees 26 minutes 28 seconds East, 1220.07 feet (passing an iron pin found at 1190.07 feet) to a nail found in the centerline of State Road 156; thence with the centerline of said road South 88 degrees 44 minutes 40 seconds East 15.00 feet to the Place of Beginning; thence North 00 degrees 26 minutes 28 seconds West 330.00 feet (passing a 5/8” rebar with cap set at 30.01 feet) to a 5/8” rebar with cap set; thence South 88 degrees 44 minutes 40 seconds East 140.00 feet to a 5/8” rebar with cap set; thence South 00 degrees 26 minutes 28 seconds East 180.00 feet to a 5/8” rebar with cap set; thence North 88 degrees 44 minutes 40 seconds West 90.00 feet to a 5/8“rebar with cap set; thence South 00 degrees 26 minutes 28 seconds East 150.00 feet (passing a 5/8” rebar with cap set at 119.99 feet) to the centerline of State Road 156; thence with said centerline, North 88 degrees 44 minutes 40 seconds West 50.00 feet to the Place of Beginning.

Tract 8:

A part of Section 1, Township 1 North, Range 2 West, York Township, Switzerland County, Indiana, described as follows:

Beginning in the centerline of State Road 156 at the Northeast corner of the Southwest Quarter, Section 1, Township 1 North, Range 2 West; hence South 01 degree 33 minutes 32 seconds West 1064.75 feet to a railroad spike found; thence North 89 degrees 00 minutes 00 seconds West 214.00 feet to a rebar set; thence

Ex. B-20

South 08 degrees 00 minutes 00 seconds East 143.00 feet to a rebar set; thence South 75 degrees 57 minutes 47 seconds West 210.10 feet; thence South 81 degrees 32 minutes 12 seconds West 550.62 feet to a concrete monument; thence South 86 degrees 25 minutes 25 seconds West 568.58 to a concrete monument; thence North 01 degree 24 minutes 35 seconds East 1412.95 feet to a nail set in the centerline of State Road 156; thence along said centerline South 88 degrees 22 minutes 08 seconds East 1504.80 feet to the Point of Beginning.

Tract 9:

Being part of the Northwest Quarter of fractional Section 1, Township North, Range 2 West, York Township, Switzerland County, Indiana, described as follows: Commencing at a corner post at the Northwest corner of said fractional Section 1, thence South 88 degrees 41 minutes East, (assumed bearing), 2801.00 feet to a point in the center of Log Lick Creek; thence South 02 degrees 55 minutes West, 1265.00 feet to a stake in a fence line and the actual Place of Beginning; thence continuing South 02 degrees 55 minutes West, 270.00 feet to a steel nail in the centerline of State Highway No. 156; thence with the center of said Highway North 88 degrees 41 minutes West, 350.00 feet to a steel nail; thence leaving the highway North 02 degrees 55 minutes East, 270.00 feet to a stake; thence South 88 degrees 41 minutes East, 350.00 feet to the Place of Beginning.

Excepting therefrom, a part of Section 1, Township 1 North, Range 2 West, located in York Township of Switzerland County, Indiana, described as follows: Commencing at the Northwest corner, fractional Section 1, Township 1 North, Range 2 West; thence South 88 degrees 41 minutes 00 seconds East 2801.00 feet (deed); thence South 02 degrees 55 minutes 00 seconds West 1265.00 feet (deed), to an iron bar found being the actual Point of Beginning; thence continuing South 02 degrees 55 minutes 00 seconds West 270.00 feet to a P.K. Nail found in the centerline of State Road 156; thence along said centerline North 88 degrees 41 minutes 00 seconds West 175.00 feet to a P.K. Nail set; thence North 02 degrees 55 minutes 00 seconds East 270.00 feet to a T-Bar set; thence South 88 degrees 41 minutes 00 seconds East 175.00 feet to the Point of Beginning.

Tract 10:

Leasehold estate pursuant to a certain lease dated December 11, 1998 by and between the Webster Family Limited Partnership and The Diuguid Family Limited Partnership as landlord and Pinnacle Gaming Development Corp. as tenant as set out in a memorandum of lease recorded December 30, 1998 in Miscellaneous Record AA, page 148, as assigned to Belterra Resort Indiana, LLC by assignment recorded December 15, 2000 in Miscellaneous Record CC, page 182 with respect to the following real estate:

Ex. B-21

Being part of fractional Section 1, Township 1, North, Range 2 West of the first principal meridian located in York Township of Switzerland County, Indiana and a part of Tract No. 1 of the partition of the real estate of Daniel Vincent Dufour among his children as recorded in the complete record of the Probate Court of Switzerland County, Indiana, in Order Book from September term 1850 to July term 1853 in pages 51, 52, 53 and 54 and is further described as follows:

Commencing at a concrete monument found in place at the Northeast corner of said Section 1, Township 1 North, Range 2 West; thence South 89 degrees 49 minutes 48 seconds West a distance of 1140.71 feet with the North line of said Section 1 to a point; thence South 00 degrees 00 minutes 27 seconds East a distance of 350.47 feet to a point in the center of Log Lick Creek and the true Point of Beginning; thence continuing South 00 degrees 00 minutes 27 seconds East a distance of 3093.92 feet, passing through concrete monuments found in line at 33.25 feet, 708.25 feet, 1202.08 feet, 1773.20 feet, 2393.28 feet respectively and through an iron pin with cap found in line at 1262.08 feet and a stone found in line at 2747.80 feet, along a common line in part with the lands now or formerly owned by William L. Martin and Vernon Martin, Deed Book 89, page 154 in the Records of Switzerland County, Indiana, and along a common line in part with the lands now or formerly owned by James O. Chaskel Deed Book 90, page 292 in said records, to a point in the Ohio River and in the Indiana-Kentucky Stateline as established by the Supreme Court of the United States, October term 1985, No. 81, (see Kentucky’s V. Indiana, Orig. No. 81 joint Exhibit No. 50); thence downstream with said Indiana-Kentucky stateline the following three courses and distances; South 75 degrees 07 minutes 19 seconds West a distance of 211.68 feet to a point; South 72 degrees 59 minutes 38 seconds West a distance of 708.68 feet to a point; South 72 degrees 37 minutes 29 seconds West a distance of 159.59 feet to a point; thence North 00 degrees 00 minutes 27 seconds West a distance of 1125.10 feet, passing through a concrete monument found in line at 974.79 feet along a common line with the lands of the United States of America, Deed Book 55, page 7 in said records, to a Corps of Engineers concrete monument; thence South 70 degrees 43 minutes 28 seconds West a distance of 336.38 feet along a common line with said lands of the United States of America to a Corps of Engineers concrete monument; thence North 00 degrees 00 minutes 27 seconds West a distance of 1155.39 feet along a common line in part with the lands of Walter and Thelma Earls, Deed Book 95, page 111 in said records and then in line with the lands of John and Dorothy Keaton, Deed Book 96, page 353 in said records, passing through a railroad spike found in line at 90.00 feet and an iron pin with cap found in line at 1125.39 feet to a point in the center of Indiana State Road 156; thence along common lines with the lands of Raymond and and Evelyn Hatton, Deed Book 82, page 320 in said records the following three (3) courses and distances: North 89 degrees 55 minutes 36 seconds East a distance of 237.00 feet, passing through a steel nail found at 1.08 feet to a point in the center of said highway North 00 degrees 00 minutes 27 seconds West a distance of 367.00 feet, passing through a monument found in line

Ex. B-22

at 30.00 feet, to a found iron pin; South 89 degrees 55 minutes 36 seconds West a distance of 237.00 feet to a found concrete monument; thence North 00 degrees 00 minutes 27 seconds West a distance of 1169.05 feet along a common line with the lands of Webster, Dirguid and Showers, Deed Book 99, page 150, Deed Book 101, Page 162 and Deed Book 107 page 112 in said records, passing through a concrete monument found in line at 433.40 feet, an iron pin and cap found in line at 870.84 feet, a concrete monument found in line at 1134.34 feet, to a point in the center of Log Lick Creek; thence upstream with the center of Log Lick Creek and its meanders and along a common line in part with said Webster, Dirguid and Showers and along a common line in part with Brichto and Stewart, Deed Book 106, page 276, the following twelve (12) courses and distances; North 88 degrees 44 minutes 27 seconds East a distance of 103.41 feet to a point; South 36 degrees 27 minutes 11 seconds East a distance of 183.51 feet to a point; North 87 degrees 03 minutes 47 seconds East a distance of 83.49 feet to a point; North 49 degrees 37 minutes 18 seconds East a distance of 138.52 feet to a point; South 73 degrees 53 minutes 44 seconds East a distance of 205.55 feet to a point; South 68 degrees 56 minutes 45 seconds East a distance of 254.82 feet to a point; South 22 degrees 22 minutes 14 seconds East a distance of 247.58 feet to a point; South 46 degrees 36 minutes 50 seconds East a distance of 69.18 feet to a point; South 88 degrees 32 minutes 11 seconds East a distance of 51.50 feet to a point; North 36 degrees 59 minutes 31 seconds East a distance of 150.14 feet to a point; North 63 degrees 41 minutes 37 seconds East a distance of 74.63 feet to a point; North 82 degrees 08 minutes 29 seconds East a distance of 164.08 feet to the point of beginning.

Tract 11:

Leasehold estate pursuant to a certain lease dated December 11, 1998 by and between Daniel Webster, Marsha S. Webster and William G. Diuguid, Sarah T. Diuguid, J.R. Showers III and Carol A. Showers as landlord and Pinnacle Gaming Development Corp. as tenant as set out in a memorandum of lease recorded December 30, 1998 in Miscellaneous Record AA, page 149, as assigned to Belterra Resort Indiana, LLC by assignment recorded December 15, 2000 in Miscellaneous Record CC, page 181 with respect to the following real estate:

Being part of fractional Section 1 Township 1 North, Range 2 West of the first principal meridian located in York Township of Switzerland County, Indiana, and a part of Tract No. 1 and Tract No. 2 of the partition of the real estate of Daniel Vincent Dufour among his children as recorded in the complete record of the Probate Court of Switzerland County, Indiana, in Order Book from September term 1850 to July term 1853 in pages 51, 52, 53 and 54 and is further described as follows:

Commencing at a concrete monument found in place at the Northeast corner of said Section 1, Township 1 North, Range 2 West; thence South 89 degrees 49 minutes 48 seconds West a distance of 2165.72 feet with the North line of said

Ex. B-23

Section 1 to an iron pin and cap at the true Point of Beginning; thence South 00 degrees 12 minutes 24 seconds West a distance of 159.92 feet along a line common with Brichto and Stewart, Deed Book 106, page 276 in the records of Switzerland County, Indiana, and passing through an iron pin and cap set in line at 110.00 feet, to a point in the center of Log Lick Creek; thence downstream with the meanders of said creek and along a line in common with the Webster Family Limited Partnership, Deed Book 104, page 79 (Parcel One) and the Diuguid Family Limited Partnership, Deed Book 104, page 80 (Parcel One) the following four (4) courses and distances; South 49 degrees 37 minutes 18 seconds West a distance of 40.64 feet to a point; South 87 degrees 03 minutes 47 seconds West a distance of 83.49 feet to a point; North 36 degrees 27 minutes 11 seconds West a distance of 183.51 feet to a point; South 88 degrees 44 minutes 27 seconds West a distance of 103.47 feet to a point; thence leaving said creek and in part along a line common with the lands of said Webster Family and Diugiud Family Partnerships and in part along a line common with the lands of Raymond and Evelyn Hatton, Deed Book 82, page 320 in said records, South 00 degrees 00 minutes 27 seconds East a distance of 1266.05 feet, passing through concrete monuments found in line on the South bank of the creek at 34.66 feet, an iron pin with cap at 298.06 feet, a concrete monument at 735.65 and a concrete monument at 1169.05 feet at the Northwest corner of the lands of said Raymond and Evelyn Hatton, to an iron pin with cap set in line with said Hatton and at the Northeast corner of the lands of Theresa and Mitchell Barnes, Deed Book 107, page 31 in said records; thence North 89 degrees 59 minutes 45 seconds West a distance of 350.00 feet in part along a common line with the lands of said Barnes and in part along a common line with the lands of John and Carolyn Hendrickson, Deed Book 99, page 48 in said records to an iron pin with cap at the Northwest corner of said lands of Hendrickson; thence South 00 degrees 00 minutes 27 seconds East a distance of 270.00 feet along a line common with the lands of said Hendrickson to a steel nail set in the center of Indiana State Road 156 in the North line of the lands of John and Dorothy Keeton, Deed Book 96, page 353 in said records; thence North 89 degrees 59 minutes 45 seconds West a distance of 1152.19 feet along a line common with the lands of said Keeton to a railroad spike set in the center of said Indiana State Road 156 at the Northwest corner of the lands of said Keeton and in the Eastern line of the lands of Harold and Delores Fletcher, Deed Book 96, page 115 in said records and also in the line common to Tract No. 2 and Tract No. 3 of aforesaid Daniel Vincent Dufour partition; thence North 00 degrees 03 minutes 18 seconds West a distance of 1575.70 feet along a line common with said Tract No. 2 and Tract No. 3 and in part along a common line with the lands of said Fletcher and in part along a line common with the lands of David and Cassandra Hunt, Deed Book 88, page 50, to an iron pin with cap in the North line of aforesaid Section 1; thence North 89 degrees 49 minutes 48 seconds East a distance of 1830.85 feet with the North line of said Section 1 and in part along a common line with the lands of said David and Cassandra Hunt and in part along a common line with the lands of Miles and Betty Hunt, Deed Book 106, page 236, to the Point of Beginning.

Ex. B-24

Ogle Haus

TRACT I:

A part of Fractional Section 23, Township 2 North, Range 3 West of the First Principal Meridian, located in Jefferson Township of Switzerland County, Indiana described as follows:

Commencing at the Northwest corner of Section 23, Township 2 North, Range 3 West; thence South 910.80 feet (See Deed Record 71, page 154) to a reference point; thence South 33 degrees 07 minutes 02 seconds East 706.20 feet to a railroad spike, found this survey, marking the Northwest corner of the McCae Corporation property (Deed Record 84, page 4); thence North 58 degrees 05 minutes 00 seconds East along the centerline of State Road Number 56 and the Northern line of the McCae tract 363.00 feet to a railroad spike, found this survey, marking the Northeast corner of the McCae tract and being the true point of beginning of this survey; thence North 58 degrees 05 minutes 00 seconds East, continuing along said centerline, 349.20 feet to a p.k. nail set this survey; thence South 31 degrees 52 minutes 19 seconds East, coincident with the West line of the David Hankins property (Deed Record 74, page 107) 791.77 feet to the low water mark (elevation 421.00 feet) of the Ohio River; thence South 54 degrees 49 minutes 22 seconds West with the low water line of said river (being the 421.00 feet in elevation contour line) 331.95 feet; thence North 33 degrees 07 minutes 47 seconds West with the East line of the McCae tract 810.80 feet to the point of beginning, containing 6.261 acres, more or less.

TRACT II:

A part of the Fractional Section 23, Township 2 North, Range 3 West of the First Principal Meridian located in Jefferson Township of Switzerland County, Indiana, described as follows:

Commencing at the Northwest corner of Section 23, Township 2 North, Range 3 West; thence South 910.00 feet; thence South 33 degrees 07 minutes 02 seconds East 706.20 feet; thence North 58 degrees 05 minutes 00 seconds East with the centerline of State Road 56, 712.20 feet to a p.k. nail, the point of beginning; thence continuing with said centerline North 58 degrees 05 minutes 00 seconds East 182.10 feet to a nail; thence South 31 degrees 49 minutes 20 seconds East 781.45 feet; thence South 54 degrees 49 minutes 42 seconds West with the low water line of the Ohio River 181.72 feet; thence North 31 degrees 52 minutes 19 seconds West 791.77 feet to the point of beginning, containing 3.2822 acres, more or less.

Ex. B-25

Ameristar Council Bluffs

Parcel 1:

A parcel of land being part of Government Lots 2 and 3 and the adjacent abandoned River Road right of way, all located in Section 4, Township 74N, Range 44W of the 5th P.M., Pottawattamie County, Iowa, in the City of Council Bluffs, Iowa, which is more particularly described as follows:

Commencing at the center of said Section 4, thence N 88°08’15” W 597.51 feet to the point of beginning; thence along a meander of the ordinary high water of the Missouri River on the following four courses: (1) N 13°15’15” W 14.59 feet; (2) N 16°42’15” W 500.00 feet; (3) N 20°17’15” W 51.41 feet; and (4) N 19°50’45” W 159.07 feet; thence N 51°01’40” E 875.20 feet to a point on the Westerly right of way line of the Council Bluffs Levee; thence S 38°58’20” E 581.47 feet to a point on the Westerly right of way line of Interstate Highway 29; thence S 2°34’15” W 30.10 feet, along said highway right of way line; thence Southeasterly, along said highway right of way line, 303.57 feet along a 421.40 foot radius curve to the left; thence S 38°42’15” E 3.30 feet, thence S 36°47’45” E 334.04 feet, along said highway right of way line to a point on the Northerly right of way line of Nebraska Avenue, thence S 53°12’15” W 229.99 feet, along said right of way line of Nebraska Avenue; thence S 36°47’45” E 97.52 feet, along the Westerly right of way line of River Road; thence Southeasterly along said right of way line of River Road, 49.52 feet along a 246.48 foot radius curve to the right; thence S 53°12’15” W 96.07 feet; thence N 88°08’15” W 924.85 feet; thence N 13°15’15” W 81.06 feet to the point of beginning.

Parcel 2:

A parcel of land being part of Government Lots 1 and 2 and the adjacent abandoned River Road right of way, all located in Section 4, Township 74N, Range 44W of the 5th P.M., Pottawattamie County, Iowa, in the City of Council Bluffs, which is more particularly described as follows:

Commencing at the center of said Section 4; thence N 88°08’15” W 597.51 feet; thence N 13°15’15” W 14.59 feet; thence N 16°42’15” W 500.00 feet; thence N 20°17’15” W 51.41 feet and N 19°50’45” W 159.07 feet to the point of beginning; thence along a meander of the ordinary high water of the Missouri River on the following four courses: (1) N 19°50’45” W 38.38 feet; (2) N 19°46’50” W 313.67 feet; (3) N 19°03’05” W 160.28 feet; and (4) N 16°25’40” W 92.18 feet; thence N 51°01’40” E 669.57 feet to a point on the Westerly right of way line of the Council Bluffs Levee; thence S 38°58’20” E 568.32 feet along said right of way line of the Council Bluffs Levee; thence S 51°01’40” W 875.20 feet to the point of beginning.

Parcel 3*:

Ex. B-26

A parcel of land being part of Government Lots 1 and 2 of Section 4, Township 74N, Range 44W and part of Government Lot 4 of Section 33, Township 75N, Range 44W of the 5th P.M., together with the adjacent abandoned River Road right of way in Pottawattamie County, Iowa, in the City of Council Bluffs, which is more particularly described as follows:

Commencing at the center of said Section 4; thence N 88°08’15” W 597.51 feet; thence N 13°15’15” W 14.59 feet; thence N 16°42’15” W 500.00 feet; thence N 20°17’15” W 51.41 feet and N 19°50’45” W 197.45 feet; thence N 19°46’50” W 313.67 feet; thence N 19°03’05” W 160.28 feet; thence N 16°25’40” W 92.18 feet to the point of beginning; thence along a meander of the ordinary high water of the Missouri River on the following twelve courses: (1) N 16°25’40” W 93.61 feet; (2) N 38°23’45” W 224.70 feet; (3) N 31°52’55” W 268.46 feet; (4) N 22°52’20” W 243.24 feet; (5) N 26°00’40” W 202.96 feet; (6) N 29°52’05” W 151.72 feet; (7) N 20°36’25” W 194.23 feet; (8) N 36°06’50” W 115.45 feet; (9) N 26°38’05” W 361.38 feet; (10) N 32°21’55” W 101.05 feet; (11) N 33°55’20” W 116.33 feet and (12) N 28°38’30” W 102.35 feet; thence along the Southerly right of way of the Union Pacific Railroad N 89°10’35” E 383.85 feet to a point on the Westerly right of way line of the Council Bluffs Levee; thence Southeasterly, along said levee right of way line, 168.33 feet along a 562.47 feet radius curve to the left; thence S 38°58’20” E 1725.54 feet along said levee right of way line; thence S 51°01’40” W 669.57 feet to the point of beginning.

EXCEPTING from the above described Parcels 1, 2 and 3, that portion of River Road described in that certain Vacation and Re-Dedication filed in Book 78 at Page 24442 in the records of Pottawattamie County, Iowa.

*	Grantor’s interest in Parcel 3 is derived as successor in interest to the Settlement, Use, and Management Agreement and DNR Permit by and between Koch Fuels, Inc., a Delaware corporation, and the State of Iowa, acting by and through the Iowa Department of Natural Resources, recorded August 1, 1995 in Book 96 at Page 2942.

Parcel 4:

A part of Government Lot 3, Section 4, Township 74 North, Range 44, West of the Fifth P.M., Pottawattamie County, Iowa, in the City of Council Bluffs, which is more particularly described as follows: Commencing at the East Quarter corner of said Section 4, which is the Northeast corner of said Government Lot 3; thence along the North line of said Government Lot 3, North 88 degrees 8 minutes 15 seconds West, 2663.40 feet to the center of said Section 4; thence South 00 degrees 41 minutes 45 seconds West, 78.27 feet to a point of beginning; thence North 88 degrees 8 minutes 15 seconds West, 579.30 feet to the ordinary high water line of the Missouri River as established by the toe of a river control paving structure; thence along said ordinary high water line South 13 degrees 27 minutes 10 seconds East, 405.25 feet to U.S. Corps of

Ex. B-27

Engineers Control Structure Station 15+00; thence continuing along said ordinary high water line South 10 degrees 53 minutes 45 seconds East, 60.43 feet to the northerly line of land owned by the Peavey Elevator Company; thence along said line South 88 degrees 8 minutes 15 seconds East, 868.08 feet; thence North 00 degrees 41 minutes 45 seconds East, 450.00 feet; thence North 88 degrees 8 minutes 15 seconds West, 400.00 feet to the point of beginning. The East line of said Government Lot 3 is assumed to bear North-South.

Ex. B-28

L’Auberge Baton Rouge

TRACT “A-2-A”

A parcel of land containing 99 acres, more or less, known as Tract A-2-A, lying within Sections 40, 41, 77 & 78, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana, as per the record map showing “PNK (Baton Rouge) Partnership Subdivision, Exchange of Property between Tract ‘A-2’ and Lot ‘F’ into Tracts ‘A-2-A’ and ‘A-2-B’ located in Sections 40, 41, 43, 44, 77 & 78, T-8-S, R-1-E, Greensburg Land District, East Baton Rouge Parish, Louisiana, for PNK (Baton Rouge) Partnership”, by Stantec Consulting Services, Inc., signed by Sam M. Holladay, III, PLS No. 4760 on November 30, 2015 and recorded in Original 567, Bundle 12709 of the Office of the Clerk and Recorder on February 1, 2016 of said Parish, being more particularly described as follows:

BEGIN at the most Northwesterly corner of Tract “A-2-A” of the aforesaid record map, said point lying on the northerly right of way line of River Road (La Hwy 327, 80’ R/W); thence go South 66 degrees 55 minutes 15 seconds East a distance of 671.79 feet; thence go South 66 degrees 58 minutes 10 seconds East a distance of 206.38 feet; thence go along the arc of a non-tangent curve to the left, having a radius of 727.00 feet, (Delta Angle = 04 degrees 26 minutes 48 seconds , Chord Bearing = North 85 degrees 34 minutes 12 seconds East, Chord Distance = 56.41 feet) for an arc length of 56.42 feet to a point of compound curvature; thence go along the arc of a compound curve to the left, having a radius of 440.00 feet, (Delta Angle = 16 degrees 50 minutes 51 seconds, Chord Bearing = North 74 degrees 55 minutes 23 seconds East, Chord Distance = 128.91 feet) for an arc length of 129.38 feet to the point of tangency; thence go North 66 degrees 29 minutes 57 seconds East a distance of 85.86 feet to a point of curvature; thence go along the arc of a tangent curve to the right, having a radius of 68.64 feet, (Delta Angle = 84 degrees 46 minutes 29 seconds , Chord Bearing = South 71 degrees 06 minutes 48 seconds East, Chord Distance = 92.55 feet) for an arc length of 101.56 feet to a point of compound curvature; thence go along the arc of a compound curve to the right, having a radius of 375.00 feet, (Delta Angle = 14 degrees 25 minutes 09 seconds , Chord Bearing = South 21 degrees 30 minutes 59 seconds East, Chord Distance = 94.12 feet), for an arc length of 94.37 feet; thence go South 14 degrees 18 minutes 24 seconds East a distance of 36.69 feet to a point of curvature; thence go along the arc of a curve to the left having a radius of 837.00 feet (Delta Angle = 00 degrees 24 minutes 43 seconds, Chord Bearing = South 14 degrees 30 minutes 46 seconds east, Chord Distance = 6.02 feet) for an arc length of 6.02 feet; thence go North 75 degrees 16 minutes 53 seconds East a distance of 74.00 feet; thence go along the arc of a curve to the right having a radius of 763.00 feet (Delta Angle = 00 degrees 24 minutes 43 seconds, Chord Bearing = North 14 degrees 30 minutes 46 seconds West, Chord Distance = 5.49 feet) for an arc length of 5.49 feet to a point of tangency; thence go North 14 degrees 18 minutes 24 seconds West a distance of 24.84 feet to a point of curvature; thence go along the arc of a tangent curve to the right, having a radius of 125.00 feet, (Delta Angle = 36 degrees 10 minutes 28 seconds, Chord Bearing = North 03 degrees 46 minutes 50 seconds East, Chord Distance = 77.62 feet, for an arc length

Ex. B-29

of 78.92 feet; thence go North 49 degrees 46 minutes 33 seconds East a distance of 193.21 feet; thence go North 73 degrees 08 minutes 13 seconds East a distance of 131.60 feet to a point of curvature; thence go along the arc of a tangent curve to the right, having a radius of 1130.00 feet, (Delta Angle = 49 degrees 28 minutes 40 seconds , Chord Bearing = South 82 degrees 07 minutes 26 seconds East, Chord Distance = 945.77 feet) for an arc length of 975.81 feet to the point of tangency; thence go South 57 degrees 23 minutes 06 seconds East a distance of 207.16 feet; thence go along the arc of a non-tangent curve to the right, having a radius of 380.00 feet, (Delta Angle = 32 degrees 40 minutes 54 seconds, Chord Bearing = South 05 degrees 04 minutes 41 seconds West, Chord Distance = 213.83 feet) for an arc length of 216.75 feet; thence go South 68 degrees 34 minutes 52 seconds East a distance of 100.00 feet; thence go along the arc of a non-tangent curve to the left, having a radius of 550.50 feet, (Delta Angle = 06 degrees 33 minutes 50 seconds, Chord Bearing = North 18 degrees 08 minutes 14 seconds East, Chord Distance = 63.03 feet) for an arc length of 63.06 feet to a point of reverse curvature; thence go along the arc of a reverse curve to the right, having a radius of 67.50 feet, (Delta Angle = 81 degrees 47 minutes 08 seconds, Chord Bearing = North 55 degrees 44 minutes 53 seconds East, Chord Distance = 88.38 feet) for an arc length of 96.35 feet to the point of tangency; thence go South 83 degrees 21 minutes 33 seconds East a distance of 86.69 feet; thence go South 60 degrees 48 minutes 03 seconds East a distance of 193.02 feet to a point of curvature; thence go along the arc of a tangent curve to the right, having a radius of 1130.00 feet, (Delta Angle = 27 degrees 46 minutes 00 seconds , Chord Bearing = South 46 degrees 55 minutes 03 seconds East, Chord Distance = 542.28 feet) for an arc length of 547.62 feet to the point of tangency; thence go South 33 degrees 02 minutes 03 seconds East a distance of 116.11 feet to a point of curvature; thence go along the arc of a tangent curve to the left, having a radius of 2070.00 feet, (Delta Angle = 11 degrees 27 minutes 33 seconds, Chord Bearing = South 38 degrees 45 minutes 50 seconds East, Chord Distance = 413.31 feet) for an arc length of 414.00 feet to the point of tangency; thence go South 44 degrees 29 minutes 36 seconds East a distance of 145.61 feet to point of curvature; thence go along the arc of a tangent curve to the right, having a radius of 50.00 feet, (Delta Angle = 63 degrees 31 minutes 25 seconds, Chord Bearing = South 12 degrees 43 minutes 55 seconds East, Chord Distance = 52.64 feet) for an arc length of 55.43 feet to a point of reverse curvature; thence go along the arc of a reverse curve to the left, having a radius of 145.00 feet, (Delta Angle = 23 degrees 57 minutes 43 seconds, Chord Bearing = South 07 degrees 02 minutes 56 seconds West, Chord Distance = 60.20 feet) for an arc length of 60.64 feet to a point of reverse curvature; thence go along the arc of a reverse curve to the right, having a radius of 75.00 feet, (Delta Angle = 44 degrees 48 minutes 02 seconds , Chord Bearing = South 17 degrees 28 minutes 05 seconds West, Chord Distance = 57.16 feet) for an arc length of 58.64 feet to the point of tangency; thence go South 39 degrees 52 minutes 07 seconds West a distance of 57.76 feet to a point of curvature; thence go along the arc of a tangent curve to the right, having a radius of 275.00 feet, (Delta Angle = 07 degrees 58 minutes 09 seconds , Chord Bearing = South 43 degrees 51 minutes 11 seconds West, Chord Distance = 38.22 feet) for an arc length of 38.25 feet; thence go South 42 degrees 09 minutes 44 seconds East a distance of 20.16 feet to the Southeasterly line of Section 41, Township 8 South, Range 1 East, Greensburg

Ex. B-30

Land District, East Baton Rouge Parish, Louisiana ; thence go South 52 degrees 52 minutes 00 seconds West along the aforesaid Southeasterly section line a distance of 1108 feet, more or less to the mean-low water line of the Mississippi River; thence meander northwesterly along the aforesaid mean-low water line a distance of 3565 feet, more or less to the intersection of the aforesaid mean-low water line and a line, passed through the Point of Beginning, having a bearing of South 14 degrees 03 minutes 51 seconds West; thence, departing the aforesaid mean-low water line go North 14 degrees 03 minutes 51 seconds East a distance of 863 feet, more or less to the POINT OF BEGINNING.

LESS AND EXCEPT

TRACT “A-3”

A 0.145 acre parcel of land designated as Tract “A-3” the record map showing “PNK (Baton Rouge) Partnership Subdivision, Exchange of Property between Tract ‘A-2’ and Lot ‘F ‘ into Tracts ‘A-2-A’ and ‘A-2-B’ located in Sections 40, 41, 43, 44, 77 & 78, T-8-S, R-1-E, Greensburg Land District, East Baton Rouge Parish, Louisiana, for PNK (Baton Rouge) Partnership”, by Stantec Consulting Services, Inc., signed by Sam M. Holladay, III, PLS No. 4760 on November 30, 2015 and recorded in Original 567, Bundle 12709 of the Office of the Clerk and Recorder on February 1, 2016 of said Parish, being more particularly described as follows:

COMMENCE at an iron rod on the south side of the intersection of L’Auberge Crossing Drive and River Road (La Hwy 327) where the line common to Sections 41 & 43, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana, intersects the southern- most existing right of way of L’Auberge Crossing Drive; thence go North 42 degrees 09 minutes 44 seconds West along the aforesaid southern- most existing right of way of L’Auberge Crossing Drive a distance of 10.16 feet to the westerly right of way line of L’Auberge Crossing Drive (now 30’ private R/W); thence, for the following six courses along the aforesaid private right of way line, go along the arc of a curve to the right having a radius of 285.00 feet (Delta Angle = 04 degrees 51 minutes 11 seconds, Chord Bearing = South 50 degrees 15 minutes 52 seconds West, Chord distance = 24.13 feet) for an arc length of 24.14 feet to the point of tangency; thence go South 52 degrees 41 minutes 27 seconds West a distance of 47.37 feet to a point of curvature; thence go along the arc of a curve to the right having a radius of 70.00 feet (Delta Angle = 76 degrees 33 minutes 41 seconds, Chord Bearing = North 89 degrees 01 minutes 42 seconds West, Chord Distance = 86.73 feet) for an arc length of 93.54 feet to the point of tangency; thence go North 50 degrees 44 minutes 51 seconds West a distance of 58.25 feet to a point of curvature; thence go along the arc of a curve to the left having a radius of 1515.00 feet (Delta Angle = 11 degrees 12 minutes 35 seconds, Chord Bearing = North 56 degrees 21 minutes 09 seconds West, Chord Distance = 295.93 feet ) for an arc length of 296.40 feet to the point of tangency; thence go North 61 degrees 57 minutes 26 seconds West a distance

Ex. B-31

of 48.83 feet to the POINT OF BEGINNING; thence continue North 61 degrees 57 minutes 26 seconds west along the aforesaid private right of way line a distance of 63.00 feet; thence, departing the aforesaid private right of way line, go North 28 degrees 02 minutes 34 seconds East a distance of 100.00 feet; thence go South 61 degrees 57 minutes 26 seconds East a distance of 63.00 feet; thence go South 28 degrees 02 minutes 34 seconds West a distance of 100.00 feet to the POINT OF BEGINNING.

TRACT “A-3”

A 0.145 acre parcel of land designated as Tract “A-3” the record map showing “PNK (Baton Rouge) Partnership Subdivision, Exchange of Property between Tract ‘A-2’ and Lot ‘F ‘ into Tracts ‘A-2-A’ and ‘A-2-B’ located in Sections 40, 41, 43, 44, 77 & 78, T-8-S, R-1-E, Greensburg Land District, East Baton Rouge Parish, Louisiana, for PNK (Baton Rouge) Partnership”, by Stantec Consulting Services, Inc., signed by Sam M. Holladay, III, PLS No. 4760 on November 30, 2015 and recorded in Original 567, Bundle 12709 of the Office of the Clerk and Recorder on February 1, 2016 of said Parish, being more particularly described as follows:

COMMENCE at an iron rod on the south side of the intersection of L’Auberge Crossing Drive and River Road (La Hwy 327) where the line common to Sections 41 & 43, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana, intersects the southern- most existing right of way of L’Auberge Crossing Drive; thence go North 42 degrees 09 minutes 44 seconds West along the aforesaid southern- most existing right of way of L’Auberge Crossing Drive a distance of 10.16 feet to the westerly right of way line of L’Auberge Crossing Drive (now 30’ private R/W); thence, for the following six courses along the aforesaid private right of way line, go along the arc of a curve to the right having a radius of 285.00 feet (Delta Angle = 04 degrees 51 minutes 11 seconds, Chord Bearing = South 50 degrees 15 minutes 52 seconds West, Chord distance = 24.13 feet) for an arc length of 24.14 feet to the point of tangency; thence go South 52 degrees 41 minutes 27 seconds West a distance of 47.37 feet to a point of curvature; thence go along the arc of a curve to the right having a radius of 70.00 feet (Delta Angle = 76 degrees 33 minutes 41 seconds, Chord Bearing = North 89 degrees 01 minutes 42 seconds West, Chord Distance = 86.73 feet) for an arc length of 93.54 feet to the point of tangency; thence go North 50 degrees 44 minutes 51 seconds West a distance of 58.25 feet to a point of curvature; thence go along the arc of a curve to the left having a radius of 1515.00 feet (Delta Angle = 11 degrees 12 minutes 35 seconds, Chord Bearing = North 56 degrees 21 minutes 09 seconds West, Chord Distance = 295.93 feet ) for an arc length of 296.40 feet to the point of tangency; thence go North 61 degrees 57 minutes 26 seconds West a distance of 48.83 feet to the POINT OF BEGINNING; thence continue North 61 degrees 57 minutes 26 seconds west along the aforesaid private right of way line a distance of 63.00 feet; thence, departing the aforesaid private right of way line, go North 28 degrees 02 minutes 34 seconds East a distance of 100.00 feet; thence go South 61 degrees 57 minutes 26 seconds East a distance

Ex. B-32

of 63.00 feet; thence go South 28 degrees 02 minutes 34 seconds West a distance of 100.00 feet to the POINT OF BEGINNING.

Ex. B-33

L’Auberge Lake Charles

TRACT 1 – LEASEHOLD ESTATE

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN SECTION ELEVEN (11), AND BEING ALL OF LOT TEN (10) AND A PORTION OF LOTS SIX (6), SEVEN (7), EIGHT (8), NINE (9), ELEVEN (11), FOURTEEN (14), FIFTEEN (15), AND SIXTEEN (16) OF SAID SECTION ELEVEN (11), AND ALSO IN THE WEST HALF (W/2) OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), ALL IN TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS TO-WIT:

COMMENCING AT THE SOUTHWEST CORNER OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA;

THENCE NORTH 88° 15’ 23” WEST, FOR A DISTANCE OF 170.20 FEET TO THE EAST LINE OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW/4-NE/4) OF SECTION 14;

THENCE NORTH 00° 54’ 47” EAST, ALONG SAID EAST LINE OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW/4-NE/4) OF SECTION 14, FOR A DISTANCE OF 30.00 FEET, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE CONTINUING NORTH 00° 54’ 47” EAST, ALONG SAID EAST LINE OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW/4-NE/4) OF SECTION 14, FOR A DISTANCE OF 203.97 FEET TO AN EXISTING 1” ROD MARKING THE CORNER COMMON TO THE NORTHEAST CORNER OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW/4-NE/4) OF SECTION 14 AND THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER (SE/4-SE/4) OF THE AFORESAID SECTION 11;

THENCE NORTH 00° 46’ 32” EAST, ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER (SE/4-SE/4) OF SECTION 11, FOR A DISTANCE OF 120.00 FEET;

THENCE NORTH 89° 11’ 50” WEST, PARALLEL WITH AND 120.0 FEET NORTH OF THE SOUTH LINE OF SAID SECTION ELEVEN (11), FOR A DISTANCE OF 1735.47 FEET TO A POINT 396.82 FEET WEST OF THE EAST LINE OF LOT FOURTEEN (14) OF SAID

Ex. B-34

SECTION ELEVEN (11), THE SOUTHWEST CORNER OF HEREIN DESCRIBED TRACT;

THENCE NORTH 00° 53’ 19” EAST, PARALLEL WITH AND 396.82 FEET WEST OF SAID EAST LINE OF LOT FOURTEEN (14) AND THE WEST LINE OF LOT TEN (10), FOR A DISTANCE OF 1671.72 FEET TO A POINT LYING 463.74 FEET NORTH OF THE SOUTH LINE OF LOT ELEVEN (11) OF SAID SECTION ELEVEN (11);

THENCE NORTH 89° 11’ 50” WEST, PARALLEL WITH THE SOUTH LINE OF THE AFORESAID SECTION ELEVEN (11), FOR A DISTANCE OF 200.00 FEET TO A POINT LYING 596.82 FEET WEST OF THE EAST LINE OF LOT ELEVEN (11) OF SAID SECTION ELEVEN (11);

THENCE NORTH 00° 53’ 19” EAST, PARALLEL WITH AND 596.82 FEET WESTERLY OF THE EAST LINE OF SAID LOT ELEVEN (11), FOR A DISTANCE OF 553.77 FEET;

THENCE NORTH 89° 06’ 42” WEST, FOR A DISTANCE OF 163.48 FEET TO A POINT LYING 105.00 FEET WESTERLY OF AND PERPENDICULAR TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE NORTH 49° 09’ 02” WEST, PARALLEL WITH AND 105.00 FEET WESTERLY OF SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 867.43 FEET, TO A POINT ON THE LEFT DESCENDING BANK OF THE CALCASIEU RIVER, THE NORTHWEST CORNER OF HEREIN DESCRIBED TRACT;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 63° 49’ 10” EAST, FOR A DISTANCE OF 114.04 FEET;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 57° 18’ 13” EAST, FOR A DISTANCE OF 325.84 FEET;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 51° 38’ 18” EAST, FOR A DISTANCE OF 330.17 FEET;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 56° 19’ 43” EAST, FOR A DISTANCE OF 441.64 FEET;

Ex. B-35

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 43° 18’ 27” EAST, FOR A DISTANCE OF 350.17 FEET;

THENCE MEANDERING ALONG SAID LEFT DESCENDING BANK OF THE CALCASIEU RIVER, IN A GENERAL DIRECTION OF NORTH 41° 45’ 57” EAST, FOR A DISTANCE OF 271.08 FEET TO A POINT LYING 600.0 FEET SOUTH OF AND PARALLEL WITH THE FACE OF THE EXISTING FENDER SYSTEM AT BERTH NINE OF THE PORT OF LAKE CHARLES FACILITY;

THENCE SOUTH 70° 45’ 08” EAST, 600.0 FEET SOUTH OF AND PARALLEL WITH THE FACE OF SAID FENDER SYSTEM, FOR A DISTANCE OF 2703.03 FEET TO A POINT LYING 20.07 FEET EASTERLY OF THE ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY, THE NORTHEAST CORNER OF HEREIN DESCRIBED TRACT;

THENCE SOUTH 14° 17’ 53” WEST, 20.00 FEET EASTERLY OF AND PARALLEL WITH SAID ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY, FOR A DISTANCE OF 629.22 FEET;

THENCE SOUTH 75° 42’ 07” EAST, FOR A DISTANCE OF 40.00 FEET TO A POINT LYING 100.00 FEET EAST OF SAID ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY;

THENCE SOUTH 14° 17’ 53” WEST, 100.00 FEET EAST OF AND PARALLEL WITH SAID ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY, FOR A DISTANCE OF 389.36 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 954.93 FEET AND A CENTRAL ANGLE OF 35° 29’ 11”;

THENCE SOUTHERLY, ALONG SAID TANGENT CURVE TO THE LEFT AND 100.00 FEET EAST OF AND PARALLEL WITH SAID ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY, THROUGH AN ANGLE OF 17° 43’ 41”, FOR AN ARC LENGTH DISTANCE OF 295.47 FEET, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH 05° 26’ 03” WEST, FOR A DISTANCE OF 294.29 FEET TO THE NORTH RIGHT-OF-WAY LINE OF SAID NELSON ROAD EXTENSION;

THENCE SOUTH 85° 04’ 12” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF NELSON ROAD EXTENSION, FOR A DISTANCE OF 100.03 FEET TO THE NORTHWEST CORNER OF NELSON ROAD EXTENSION RIGHT-OF-WAY, SAID POINT ALSO LYING ON THE ORIGINAL EAST LINE OF THE PINNACLE PARCEL 1 LEASE PROPERTY AND

Ex. B-36

LYING IN A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1054.93 FEET AND A CENTRAL ANGLE OF 35° 29’ 11”;

THENCE SOUTHERLY, ALONG SAID TANGENT CURVE TO THE LEFT, ALONG THE WEST RIGHT-OF-WAY LINE OF NELSON ROAD EXTENSION, THROUGH AN ANGLE OF 17° 36’ 57”, FOR AN ARC LENGTH DISTANCE OF 324.34 FEET TO THE POINT OF TANGENT OF SAID CURVE, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH 12° 22’ 49” EAST A DISTANCE OF 323.07 FEET;

THENCE SOUTH 21° 11’ 18” EAST, ALONG SAID WEST RIGHT-OF-WAY LINE OF NELSON ROAD EXTENSION, FOR A DISTANCE OF 398.53 FEET;

THENCE NORTH 65° 51’ 57” WEST, FOR A DISTANCE OF 71.11 FEET;

THENCE SOUTH 69° 27’ 24” WEST, FOR A DISTANCE OF 134.18 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 400.00 FEET AND A CENTRAL ANGLE OF 50° 25’ 21”;

THENCE EASTERLY, ALONG SAID TANGENT CURVE TO THE RIGHT, THROUGH AN ANGLE OF 41° 26’ 10” FOR AN ARC LENGTH DISTANCE OF 289.28 FEET, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH 89° 38’ 24” EAST A DISTANCE OF 285.43 FEET;

THENCE SOUTH 22° 21’ 49” WEST, 90.00 FEET WEST OF AND PARALLEL WITH THE WEST LINE OF BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, AND THE EAST LINE OF EXHIBIT “AM-1” AND “AM-2” TO AMENDMENT NUMBER (2) TO PNK, LLC GROUND RELEASE, FOR A DISTANCE OF 364.79 FEET;

THENCE SOUTH 67° 38’ 10” EAST, FOR A DISTANCE OF 58.81 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 690.00 FEET AND A CENTRAL ANGLE OF 42° 54’ 26”

THENCE EASTERLY, ALONG SAID TANGENT CURVE TO THE LEFT, THROUGH AN ANGLE OF 02° 35’ 26”, FOR AN ARC LENGTH DISTANCE OF 31.20 FEET TO THE WEST LINE OF THE AFORESAID BARTHELEMEW LEBLEU CLAIM IRREGULAR SECTION 38 AND THE EAST LINE OF THE AFORESAID EXHIBIT “AM-1” AND “AM-2” TO AMENDMENT NUMBER (2) TO PNK, LLC GROUND RELEASE;

THENCE SOUTH 22° 21’ 49” WEST, ALONG THE WEST LINE OF SAID BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, AND THE EAST LINE OF THE SAID EXHIBIT “AM-1” AND “AM-2” TO AMENDMENT NUMBER (2) TO PNK, LLC GROUND

Ex. B-37

RELEASE, FOR A DISTANCE OF 1071.95 FEET TO THE NORTH RIGHT-OF-WAY LINE OF CAGLE LANE, SAID POINT BEING THE SOUTHEAST CORNER OF THE PINNACLE PARCEL 2 LEASE PROPERTY;

THENCE NORTH 88° 15’ 23” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF CAGLE LANE AND THE SOUTH LINE OF SAID PINNACLE PARCEL 2 LEASE PROPERTY, FOR A DISTANCE OF 58.83 FEET TO A POINT LYING IN A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 280.00 FEET AND A CENTRAL ANGLE OF 112° 25’ 55”;

THENCE SOUTHERLY, ALONG SAID TANGENT CURVE TO THE LEFT, THROUGH AN ANGLE OF 06° 11’ 05” FOR AN ARC LENGTH DISTANCE OF 30.22 FEET, SAID CURVE HAVING A CHORD WHICH BEARS SOUTH 08° 29’ 30” WEST A DISTANCE OF 30.21 FEET;

THENCE NORTH 88° 15’ 23” WEST, FOR A DISTANCE OF 130.84 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT: THAT PORTION OF TRACT 1 LYING WITHIN THE FOLLOWING DESCRIBED I-210 ENTRY ROAD DEDICATION AS RECORDED IN CONVEYANCE BOOK 3779, PAGE 268, RECORDS OF CALCASIEU PARISH, LOUISIANA:

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, THE NORTHEAST QUARTER (NE/4) OF SECTION 14 AND THE SOUTHEAST QUARTER (SE/4) OF SECTION 11, ALL IN TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS TO-WIT:

COMMENCING AT THE SOUTHWEST CORNER OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), TOWNSHIP TEN (10) SOUTH, RANGE NINE (9) WEST, CALCASIEU PARISH, LOUISIANA, SAID POINT ALSO BEING ON THE SOUTH RIGHT-OF-WAY LINE OF CAGLE LANE;

THENCE SOUTH 88° 15’ 23” EAST, ALONG SAID SOUTH RIGHT OF WAY LINE OF CAGLE LANE AND THE SOUTH LINE OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), FOR A DISTANCE OF 347.41 FEET;

THENCE SOUTH 01° 44’ 37” WEST, PERPENDICULAR TO SAID SOUTH RIGHT-OF-WAY LINE OF CAGLE LANE AND THE SOUTH LINE OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION THIRTY-EIGHT (38), FOR A DISTANCE OF 264.58 FEET TO THE NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE

Ex. B-38

210 LOOP, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE SOUTH 00° 55’ 49” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, FOR A DISTANCE OF 11.66 FEET;

THENCE NORTH 89° 53’ 45” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, FOR A DISTANCE OF 240.43 FEET;

THENCE SOUTH 80° 53’ 11” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, FOR A DISTANCE OF 50.78 FEET;

THENCE NORTH 87° 22’ 07” WEST, ALONG SAID NORTH RIGHT-OF-WAY LINE OF THE LOUISIANA INTERSTATE 210 LOOP, FOR A DISTANCE OF 28.08 FEET TO THE INTERSECTION WITH THE WEST RIGHT-OF-WAY LINE OF THE SOUTH ACCESS ROAD, SAID POINT BEING IN A CURVE TO THE RIGHT HAVING A RADIUS OF 370.00 FEET AND A CENTRAL ANGLE OF 112° 25’ 55”;

THENCE NORTHERLY, ALONG SAID CURVE TO THE RIGHT AND SAID WEST RIGHT-OF-WAY LINE OF THE SOUTH ACCESS ROAD, THROUGH AN ANGLE OF 75° 58’ 34”, FOR AN ARC LENGTH DISTANCE OF 490.63 FEET TO THE POINT OF TANGENT OF SAID CURVE;

THENCE NORTH 22° 21’ 49” EAST, 150.00 FEET WESTERLY OF AND PARALLEL WITH THE WEST LINE OF THE BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, FOR A DISTANCE OF 1039.60 FEET;

THENCE SOUTH 67° 38’ 10” EAST, FOR A DISTANCE OF 90.00 FEET TO A POINT LYING 60.00 FEET WESTERLY OF THE WEST LINE OF SAID BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38;

THENCE SOUTH 22° 21’ 49” WEST, 60.0 FEET WESTERLY OF AND PARALLEL WITH THE WEST LINE OF SAID BARTHELEMEW LEBLEU CLAIM OF IRREGULAR SECTION 38, FOR A DISTANCE OF 1039.60 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT HAVING A RADIUS OF 280.00 FEET AND A CENTRAL ANGLE OF 112° 25’ 55”;

THENCE SOUTHERLY, ALONG SAID CURVE TO THE LEFT AND EAST RIGHT-OF-WAY LINE OF THE AFORESAID SOUTH ACCESS ROAD, FOR AN ARC LENGTH DISTANCE OF 549.45 FEET TO THE POINT OF TANGENT OF SAID CURVE;

THENCE NORTH 89° 55’ 55” EAST, ALONG SAID RIGHT-OF-WAY LINE OF THE

Ex. B-39

SOUTH ACCESS ROAD, FOR A DISTANCE OF 98.97 FEET TO THE POINT OF BEGINNING.

TRACT 2 – LEASEHOLD ESTATE

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER (NE/4-SW/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA:

COMMENCING AT AN EXISTING 1” ROD MARKING THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA;

THENCE NORTH 89° 11’ 50” WEST, ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SAID SECTION 11, FOR A DISTANCE OF 1735.52 FEET TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 1791.72 FEET;

THENCE NORTH 89° 11’ 50” WEST, PARALLEL WITH THE SOUTH LINE OF THE AFORESAID SECTION 11 AND ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 200.00 FEET;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 125.97 FEET, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE NORTH 49° 09’ 02” WEST, ALONG PROPERTY LINE CONTIGUOUS WITH GOLDEN NUGGET EXCLUSIVE, FOR A DISTANCE OF 448.00 FEET TO PROPERTY LINE CONTIGUOUS WITH GOLDEN NUGGET COMMON;

THENCE NORTH 64° 45’ 00” EAST, ALONG PROPERTY LINES CONTIGUOUS WITH SAID GOLDEN NUGGET COMMON AND PNK COMMON, FOR A DISTANCE OF 317.95 FEET TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE SOUTH 89° 06’ 42” EAST, ALONG THE SAID ORIGINAL WEST BOUNDARY

Ex. B-40

LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 57.95 FEET TO AN EXISTING 5/8” REBAR;

THENCE SOUTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 427.80 FEET TO THE POINT OF BEGINNING.

TRACT 3 – LEASEHOLD ESTATE

THAT CERTAIN TRACT OR PARCEL OF LAND LYING IN THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER (NE/4-SW/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA:

COMMENCING AT AN EXISTING 1” ROD MARKING THE SOUTHEAST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SECTION 11, TOWNSHIP 10 SOUTH, RANGE 9 WEST, CALCASIEU PARISH, LOUISIANA;

THENCE NORTH 89° 11’ 50” WEST, ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER (SW/4-SE/4) OF SAID SECTION 11, FOR A DISTANCE OF 1735.52 FEET TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 1791.72 FEET;

THENCE NORTH 89° 11’ 50” WEST, PARALLEL WITH THE SOUTH LINE OF THE AFORESAID SECTION 11 AND ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 200.00 FEET;

THENCE NORTH 00° 53’ 19” EAST, ALONG SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 553.77 FEET;

THENCE NORTH 89° 06’ 42” WEST, FOR A DISTANCE OF 57.95 FEET, THE POINT OF BEGINNING OF HEREIN DESCRIBED TRACT;

THENCE SOUTH 64° 45’ 00” WEST, ALONG PROPERTY LINE CONTIGUOUS WITH PNK EXCLUSIVE, FOR A DISTANCE OF 268.54 FEET TO PROPERTY LINE CONTIGUOUS WITH GOLDEN NUGGET COMMON;

Ex. B-41

THENCE NORTH 22° 00’ 02” WEST, ALONG PROPERTY LINE CONTIGUOUS WITH SAID GOLDEN NUGGET COMMON, FOR A DISTANCE OF 165.52 FEET;

THENCE NORTH 58° 02’ 34” EAST, FOR A DISTANCE OF 106.98 FEET TO A POINT LYING 105.00 FEET PERPENDICULAR TO THE ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO;

THENCE SOUTH 49° 09’ 02” EAST, 105.00 FEET WESTERLY OF AND PARALLEL WITH SAID ORIGINAL WEST BOUNDARY LINE OF L’AUBERGE DU LAC HOTEL AND CASINO, FOR A DISTANCE OF 143.56 FEET;

THENCE SOUTH 89° 06’ 42” EAST, FOR A DISTANCE OF 105.54 FEET TO THE POINT OF BEGINNING.

Ex. B-42

Boomtown Bossier City

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE PARISHES OF BOSSIER AND CADDO, STATE OF LOUISIANA, AND IS DESCRIBED AS FOLLOWS:

TRACT 1:

A tract of land located in Section 32, Township 18 North, Range 13 West, Bossier City, Bossier Parish, and/or Section 31, 32 or 33, Township 18 North, Range 13 West, Caddo Parish, Louisiana, being more fully described as follows: Beginning at a found one-half inch (1/2”) diameter iron rod being the southwest corner of Lot 34, Cook Subdivision as recorded in Book 141, Page 11 of the records of Bossier Parish, Louisiana; Run thence along the west line of said Lot 34 North 29°36’53” East a distance of 165.24 feet to a point on the south right of way line of Interstate 20; Run thence along said south right of way line South 82°30’55” East a distance of 58.03 feet; Continue thence along said right of way line South 77°46’57” East a distance of 48.93 feet; Continue thence along said right of way line South 83°56’33” East a distance of 91.17 feet to the point of intersection with the southerly right of way line of Riverside Drive; Run thence along said right of way line South 60°59’55” East a distance of 15.0 feet to the common front corner of Lots 36 and 37 of said Cook Subdivision; Run thence along said common line South 28°35’07” West a distance of 228.77 feet to the common rear corner of said Lots 36 and 37; Run thence along the rear property line of Lots 37 through 44 of said Cook Subdivision South 64° 50’ 08” East a distance of 285.30 feet and South 66°27’14” East a distance of 112.92 feet to the common rear corner of Lots 44 and 45 of said Cook Subdivision, run thence along the common line of said Lots 44 and 45 North 29°39’20” East a distance of 198.95 feet to the front common corner of said Lots 44 and 45 said point also being on the southerly right of way of Riverside Drive; Run thence along said right of way and front property line of Lot 45 South 60°49’57” East a distance of 50.14 feet to the front common corner of Lots 45 and 46 of said Cook Subdivision; Run thence along the common line of said Lots 45 and 46 South 29°42’00” West a distance of 194.03 feet to the rear common corner of said Lots 45 and 46; Run thence along the rear property line of Lot 46 of said Cook Subdivision South 66°27’14” East a distance of 53.40 feet; Run thence South 31°17’22” West a distance of 18.33 feet to the southwest corner of Lot 114 Riverside Subdivision as recorded in Book 60, Page 157 of the records of Bossier Parish, Louisiana; Run thence along the rear property line of said Lot 114, South 70°11’51” East a distance of 66.84 feet to the common rear corner of Lots 114 and 113 of said Riverside Subdivision; Run thence along the common line of Lots 114 and 113 of said Riverside Subdivision North 29°03’49” East a distance of 197.08 feet to the common front corner of said Lots 114 and 113, Riverside Subdivision, said point lying on the southerly right of way of Riverside Drive; Run thence along said right of way line and the front property line of Lots 113, 112, 111 and a portion of Lot 110 of said Riverside Subdivision South, 60°51’53” East a distance of 192.75 feet; Thence leaving said southerly right of way line of Riverside Drive, run South 29°07’29” West a distance of 165.43 feet, Run thence North 70°11’51” West a distance of

Ex. B-43

13.30 feet; Run thence South 28°57’00” West a distance of 1,021.25 feet; Run thence North 62°23’39” West a distance of 127.28 feet; Run thence North 64°12’33” West a distance of 101.11 feet; Run thence North 55°10’08” West a distance of 614.30 feet; Run thence North 24°48’49” East a distance of 897.25 feet to a point on the rear property line of Lot 34 of said Cook Subdivision; Run thence along said rear property line North 55°33’16” West a distance of 44.49 feet to the point of beginning of tract containing 21.263 acres more or less, TOGETHER WITH all batture, alluvion or riparian rights inuring to the above described property.

TRACT 2:

A tract located in Section 32, Township 18 North, Range 13 West, Bossier Parish and/or Sections 31, 32 and 33, Township 18 North, Range 13 West, Caddo Parish, Louisiana, said tract being more fully described as follows: Beginning at the common front corner of Lots 114 and 113, Riverside Subdivision, as recorded in Book 60, page 157 of the Records of Bossier Parish, Louisiana, said point lying on the Southerly right of way line of Riverside Drive; Run thence along said right of way line and the front property line of Lots 113, 112, 111 and a portion of Lot 110 of said Riverside Subdivision South 60°51’53” East a distance of 192.75 feet; Thence leaving said Southerly right of way line of Riverside Drive, run South 29°07’29” West a distance of 165.43 feet; Run thence North 70°11’51” West a distance of 13.30 feet; Run thence South 28°57’00” West a distance of 1,021.25 feet to a point being the most Southeasterly corner of a tract of land owned by Casino Magic of Louisiana Corp., said point also being the point of beginning of the tract herein described; Run thence South 28°57’00” West a distance of 58.09 feet to a point on the high bank of the Red River; Run thence along said high bank the following courses and distances: North 58°06’50” West a distance of 99.46 feet; North 68°39’18” West a distance of 107.65 feet; North 64°46’01” West a distance of 59.95 feet; North 54°59’20” West a distance of 55.60 feet; North 71°05’21” West a distance of 44.44 feet; North 58°35’49” West a distance of 59.16 feet; North 58°34’22” West a distance of 63.52 feet; North 48°22’26” West a distance of 43.01 feet; North 55°16’36” West a distance of 71.06 feet; North 51°27’28” West a distance of 83.50 feet; North 53°26’45” West a distance of 48.28 feet; North 54°43’33” West a distance of 45.27 feet; North 29°51’48” West a distance of 13.25 feet; North 61°25’01” West a distance of 21.70 feet and North 41°39’41” West a distance of 27.81 feet; Thence leaving said high bank run North 24°48’49” East a distance of 64.52 feet; Run thence South 55°10’08” East a distance of 614.30 feet; Run thence South 64°12’33” East a distance of 101.11 feet; Run thence South 62°23’39” East a distance of 127.28 feet to the point of beginning of tract, containing 1.348 acres, more or less.

The following described property described in that certain Act of Exchange recorded in Conveyance Book 1445, Page 337 as Instrument No. 931523 of the Records of Bossier Parish, Louisiana:

TRACT 1

Ex. B-44

A tract of land located on Lot 37 and the west 45.4 feet of Lot 38, Cook Subdivision, a subdivision of Bossier City, Bossier Parish, Louisiana, as recorded in Book 141, Page 11 of the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows: all that portion of the remainder of Lot 37 and the west 45.4 feet of Lot 38, Cook Subdivision, less Parcel 1-5, as dedicated to the right-of-way of the Arthur Ray Teague Parkway; containing 19,992.568 square feet, more or less, as more fully shown on plat of survey by Aillett, Fenner, Jolly & McClelland, Inc., dated September 2007, last revised October 25, 2007, a copy of which is attached to the Deed recorded in Conveyance Book 1445, Page 337 as Instrument No. 931523 of the Records of Bossier Parish, Louisiana (the “Survey”).

TRACT 2:

A tract of land located on the east 4.6 feet of Lot 38 and the west 40 feet of Lot 39, Cook Subdivision, a subdivision of Bossier City, Bossier Parish, Louisiana, as recorded in Book 141, Page 11 of the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows: all that portion of the remainder of the east 4.6 feet of Lot 38 and the west 40 feet of Lot 39, Cook Subdivision, less Parcel 1-8, as dedicated to the right-of-way of the Arthur Ray Teague Parkway; containing 9,114.047 square feet, more or less, as more fully shown on the Survey.

TRACT 3:

A tract of land located on the east 10 feet of Lot 39 and Lot 40, Cook Subdivision, a subdivision of Bossier City, Bossier Parish, Louisiana, as recorded in Book 141, Page 11 of the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows: all that portion of the remainder of the east 10 feet of Lot 39 and Lot 40, Cook Subdivision, less Parcel 1-9, as dedicated to the right-of-way of the Arthur Ray Teague Parkway; containing 12,047.080 square feet, more or less, as more fully shown on the Survey.

TRACT 4:

A tract of land located on Lot 41 and the west one-half of Lot 42, Cook Subdivision, a subdivision of Bossier City, Bossier Parish, Louisiana, as recorded in Book 141, Page 11 of the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows: all that portion of the remainder of Lot 41 and the West one-half of Lot 42, Cook Subdivision, less Parcel 1-11, as dedicated to the right-of-way of the Arthur Ray Teague Parkway; containing 14,667.508 square feet, more or less, as more fully shown on the Survey.

TRACT 5:

Ex. B-45

A tract of land located on the east one-half of Lot 42 and Lot 43, Cook Subdivision, a subdivision of Bossier City, Bossier Parish, Louisiana, as recorded in Book 141, Page 11 of the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows: all that portion of the remainder of the east one-half of Lot 42 and Lot 43, Cook Subdivision, less Parcel 1-13, as dedicated to the right-of-way of the Arthur Ray Teague Parkway; containing 14,239.267 square feet, more or less, as more fully shown on the Survey.

TRACT 6:

A tract of land located on Lot 44, Cook Subdivision, a subdivision of Bossier City, Bossier Parish, Louisiana, as recorded in Book 141, Page 11 of the Conveyance ‘Records of Bossier Parish, Louisiana, being more particularly described as fellows: all that portion of the remainder of Lot 44, Cook Subdivision, less Parcel 1-15, as dedicated to the right-of-way of the Arthur Ray Teague Parkway; containing 9,249.384 square feet, more or less, as more fully shown on the Survey.

LESS AND EXCEPT FROM ALL OF THE ABOVE DESCRIBED PROPERTY:

The following described parcels described in that certain Act of Conveyance and Servitude Grant recorded in Conveyance Book 1445, Page 319 as Instrument No. 931522 of the Records of Bossier Parish, Louisiana:

PARCEL 1-3:

Being located on Lots 35 and 36, Cook Subdivision, as recorded in Book 141, Page 11 in the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows:

From the Northeast Comer of Lot 36 at intersection of existing right of way known as Riverside Drive, run south 27 degrees 39 minutes 23 seconds West, a distance of 16.30 feet; run thence North 61 degrees 46 minutes 26 seconds West, a distance of 0.67 feet; run thence along a right curve having a radius of 341.97 feet, whose length is 77.54 feet and whose chord length is 77.37 feet and bears North 68 degrees 16 minutes 10 seconds West; run thence south 83 degrees 39 minutes 02 seconds East, a distance of 67.23 feet, run thence South 61 degrees 46 minutes 41 seconds East, a distance of 15.00 feet back to the Northeast Corner of Lot 36. All of which comprises Parcel 1 -3, Bossier City Project No. 8-00, containing 0.022 acres or 976.88 square feet, more or less, as more-fully shown on plat of Survey by Aillett, Fenner, Jolly & McClelland, Inc., dated September, 2007, last revised October 25, 2007, a copy of which is attached to Act of Conveyance and Servitude Grant recorded in Conveyance Book 1445, Page 319 as Instrument No. 931522, Records of Bossier Parish, Louisiana (the “Survey”).

PARCEL 1-17:

Ex. B-46

Being located on Lot 45, Cook Subdivision, as recorded in Book 141, Page 11 in the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows:

From the Northwest Corner of Lot 45 at intersection of Northeast Corner of Lot 44 and existing right of way known as Riverside Drive, run South 61 degrees 46 minutes 41 seconds East, a distance of 50.17 feet; run thence South 28 degrees 46 minutes 38 seconds West, a distance of 16.33 feet; run thence North 61 degrees 46 minutes 26 seconds West a distance of 50.14 feet; run thence North 28 degrees 39 minutes 32 seconds East, a distance of 16.33 feet, back to the Northwest Corner of Lot 45. All of which comprises Parcel 1-17, Bossier City Project No 8-00 containing 0.0188 acres or 818.974 square feet; more or less, as more fully shown on the Survey.

PARCEL 1-22:

Being a portion of Lot 34, Cook Subdivision, as recorded in Book 141, Page 11 in the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows:

From the point of intersection of the South right of way line of Riverside Drive and the West right of way line of Kaywood Court, said point and comer being the point of beginning of the tract herein described, run South 27 degrees 39 minutes 23 seconds West, along said West right of way line of Kaywood Court, a distance of 20.44 feet; run thence North 82 degrees 24 minutes 22 seconds West, a distance of 45.80 feet, to the point of curvature of a curve to the right, having the following data: radius=439.78 feet, chord=North 81 degrees 54 minutes 05 seconds West, a distance of 7.75 feet; run thence in a Northwesterly direction, along said curve, a distance of 7.75 feet, to the point of intersection with the West line of said Lot 34; run thence North 28 degrees 49 minutes 59 seconds East, along said Lot line, a distance of 19.28 feet, to the point of intersection with the South right of way line of said Riverside Drive; run thence South 83 degrees 39 minutes 02 seconds East, a distance of 53.59 feet, to the point of beginning. Containing 0.0228 acres (993.177 square feet), more or less, as more fully shown on the Survey.

PARCEL 2-4:

Being located on Lots 113, 112, 111, and a portion of Lot 110, Riverside Subdivision, as recorded in Book 60, Page 157 of the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows:

From the Northwest Comer of Lot 113 at intersection of Northeast Comer of Lot 114 and existing right of way known as Riverside Drive, run South 61 degrees 46 minutes 41 seconds East, a distance of 192.73 feet; run thence South 28 degrees 13 minutes 19 seconds West, a distance of 16.35 feet; run thence North 61 degrees 46 minutes 26 seconds West a distance of 192.70 feet; run thence North 28 degrees 06 minutes 11 seconds East, a distance of 16.34 feet,

Ex. B-47

back to the Northwest Corner of Lot 113. All of which comprises Parcel 2-4, Bossier City Project No. 8-00, containing 0.0723 acres or 3150.14 square feet, more or less, as more fully shown on the Survey.

AND ALSO LESS AND EXCEPT:

The following described Tract described in that certain Act of Exchange recorded in Conveyance Book 1445, Page 337 as Instrument No. 931523 of the Records of Bossier Parish, Louisiana:

TRACT 7:

A tract of land located on Lots 110, 111, 112 and 113, Riverside Subdivision, a subdivision of Bossier City, Bossier Parish, Louisiana, as recorded in Book 60, Page 157 of the Conveyance Records of Bossier Parish, Louisiana, being more particularly described as follows: all mat portion of the remainder of Lots 110, 111, 112 and 113, Riverside Subdivision, less Parcel 2-4, as dedicated to the right-of-way of the Arthur Ray Teague Parkway (and subject to the permanent utility servitude over Parcel 2-4A); containing 31,771.125 square feet, more or less, as more fully shown on the Survey described in that certain Act of Exchange recorded in Conveyance Book 1445, Page 337 as Instrument No. 931523 of the Records of Bossier Parish, Louisiana.

Ex. B-48

Boomtown New Orleans

Tract I

A certain piece or portion of ground, together with the buildings and improvements thereon, which is a part of Lot 16, Destrehan Division, Section 56, T14S, R24E, and is identified as Lot 11-A on a plan of resubdivision of Dufrene Surveying & Engineering, dated January 24, 1994, approved by the Parish of Jefferson under Ordinance No. 19026 and recorded April 20, 1994 in COB 2892, Page 609, records of Jefferson Parish, and in accordance with a survey of BFM Corporation, last dated May 24, 2001, Drawing No. M-201-001A, Lot 11-A is more fully described as follows:

Begin at the intersection of the southerly line of Lot 11-A, the northerly line of Lot 18 and a 30-foot railroad right of way; thence S 72° 20’ 45” W a distance of 1,294.22 feet to a point on the easterly right of way line of the Gulf Intracoastal Waterway; thence N 17° 39’ 15” W a distance of 1,652.33 feet to a point; thence N 72° 20’ 45” E a distance of 1,433.59 feet to a point on the westerly railroad right of way; thence S 16° 12’ 26” E a distance of 650.21 feet to a point; thence S 16° 20’ 32” E a distance of 1,259.00 feet to a point.

Said Lot 11-A is composed of a portion of Lot 9 and all of Lots 10, 11 and 12 and those portions of Lots 13, 14, 15, 16 and 17, formerly known as Lots X and Y.

Tract II:

The following servitudes and agreements as established as follows:

A. Servitudes granted by Numa C. Hero to Howard T. Tellepsen for ingress and egress to Peters Road, dated January 05, 1965 recorded January 12, 1965 as COB 606, Page 514, official records of the Parish of Jefferson, State of Louisiana.

B. Private Roadway Agreement granted by Southern Pacific Company to Howard T. Tellepsen, dated December 31, 1964, recorded January 12, 1965 as COB 606, Page 516, official records of the Parish of Jefferson, State of Louisiana.

(The “Insured Access Agreements”).

Ex. B-49

Ameristar Vicksburg

TRACT ONE: Magnolia (Casino) Parcel Fee Simple

That tract or parcel of land lying and being situate in the City of Vicksburg, County of Warren, State of Mississippi, and being part of Section 32, Township 16 North, Range 3 East, more particularly described as follows, to-wit:

Beginning at an iron pipe located on the Western right-of-way line of Washington Street (being the same public road known as U.S. Highways 61 and 80 or Warrenton Road) as same existed on November 7, 1992, same lying South 87° 35’ East, 25.4 feet from Vicksburg National Military Park Concrete Marker No. 389, and from said point of beginning run thence North 87° 35’ West, a distance of 25.4 feet to said Vicksburg National Military Park Marker No. 389, which point marks the Southeast corner of the lands presently occupied by said Vicksburg National Military Park and known as South Fort, same having been conveyed to the United States of America by instrument recorded in Deed Book 93 at Page 268 of the aforesaid land records, and from said marker run thence along the South boundary line of said South Fort, having a published course and distance within deed heretofore executed by Rose Supply, Inc. in favor of Magnolia Hotel Company, recorded in Deed Book 684 at Page 47, of North 74° 55’ West, a distance of 421 feet, but having an actual course and distance, as measured between Vicksburg National Military Park Monument Nos. 389 and 388, of North 74° 53’ West 417.58 feet, but, nevertheless, to Vicksburg National Military Park Monument No. 388, found at the Southwest Corner of said South Fort parcel, which point further marks the Southeast Corner of lands conveyed to Miss Priscilla Brady by deed dated December 20, 1923, recorded in Deed Book 156 at Page 48 of said land records; run thence along the South line of said Brady parcel and the North line of the lands described herein, North 74° 55’ West, 240 feet, more or less, to the water’s edge of the Mississippi River as same existed on November 7, 1992; thence continue in a westerly direction to a point where said line intersects the thalweg of the Mississippi River marking the boundary between the States of Mississippi and Louisiana; run thence in Southerly direction following the thalweg of the said Mississippi River and the meanderings thereof marking the boundary line between the States of Mississippi and Louisiana, having a published distance in the aforedescribed deed recorded in Deed Book 684 at Page 47 of 555 feet, but having an actual distance believed to approximate 460 feet, more or less, but, nevertheless, to a point where the Westerly projection of the North line of that certain tract or parcel of land conveyed to Vicksburg Bridge Company by Deed dated June 24, 1944, recorded in Deed Book 242 at Page 443, (being the same parcel subsequently conveyed by Warren County, Mississippi to R. R. Morrison & Son, Inc. by correction deed recorded in Deed Book 968 at Page 707 of the aforesaid Land Records) intersects the thalweg of said Mississippi River; thence leaving the thalweg of said Mississippi River and run South 64° 25’ East, a distance sufficient to intersect the water’s edge of the Mississippi River at its Easterly bank as same existed on November 7, 1992, which point marks the Northwest Corner of the aforedescribed parcel heretofore conveyed unto Vicksburg Bridge Company by instrument

Ex. B-50

recorded in Deed Book 242 at Page 443 and further described within Correction Deed in favor of R. R. Morrison & Son, Inc., recorded in Deed Book 968 at Page 707, each within the aforesaid Land Records of Warren County; run thence along the North line of said Morrison parcel described in said Deed Book 968 at Page 707, South 64° 25’ East, a distance of 435.0 feet, more or less, to a point marking the Northeast Corner of said Morrison parcel described in said Deed Book 968 at Page 707 and the Northwest Corner of another parcel conveyed to R. R. Morrison & Son, Inc. by deed recorded in Deed Book 592 at Page 113 of said land records; continue thence along the North line of said Morrison parcel described in said Deed Book 592 at Page 113 and along the South line of the tract herein described South 64° 17’ East a distance of 175.0 feet, more or less, to a point on the West right-of-way line of Washington Street (being the same public roadway sometimes known as Warrenton Road and U.S. Highway Nos. 61 and 80), as same existed on November 7, 1992; thence leaving the North line of said Morrison parcel described in said Deed Book 592 at Page 113 and run along the West right-of-way line of said Washington Street, North 20° 46’ East, 580.21 feet, more or less, to a point, which point marks the point of beginning of the parcel herein described, all lying and being situate within Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi.

TRACT TWO: Lum-Brady (Casino) Fee Simple

Parcel One:

Those portions of Sections 31 and 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi, more particularly described as follows, to-wit:

Beginning at a park stone identified as “Vicksburg National Military Park Monument No. 379”, which point further marks the Southeast corner of that certain or parcel of land conveyed unto the Mayor and Aldermen of the City of Vicksburg, Mississippi, and Warren County, Mississippi, by Campbell Development Corporation, et al, within Deed dated December 1, 1989, recorded in Deed Book 882 at Page 233 of the Land Records of Warren County, Mississippi, wherein said point is said to lie North 17° 22’ 30” West, 671.54 feet from the Southeast corner of Section 31, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi, which point is further described as the Southwest corner of a parcel heretofore described as an old government fort described in Deed Book 92 at Page 248 of the aforesaid Warren County Land Records, same presently occupied by the said Vicksburg National Military Park and known as Louisiana Circle and from said point of beginning run thence along the South line of said Vicksburg National Military Park parcel and the North line of the lands herein described having a published course within instrument recorded in Deed Book 950 at Page 518 of the aforesaid Land Records of South 68° 23’ East, but having an actual course of South 69° 40’ 37” East, but, nevertheless, a distance of 195.13 feet, more or less, to a point on the West right-of-way line of Washington Street (being the same public roadway sometimes known as Warrenton Road and U.S. Highway Nos. 61 and 80) as same existed on November 7, 1992, which point lies North 69° 40’ 37” West, 17.93 feet from Vicksburg National Military Park Monument No. 380; run thence along the

Ex. B-51

West right-of-way line of said Washington Street as located on November 7, 1992, with the following courses and distances, viz: South 07° 16’ 28” West, 80.55 feet, South 09° 24’ 24” West, 160.94 feet, South 14° 39’ 57” West, 98.08 feet, more or less, to an iron pipe found in the North line of that certain parcel described as Tract Two within Deed recorded in Deed Book 260 at Page 199 of the aforesaid Land Records and being further depicted upon plat attached thereto and further described as Tract Two within Deed in favor Globe Industries, Inc., recorded in Deed Book 484 at Page 35 of said Land Records; thence leaving the West line of Washington Street and run along the North line of lands described as Tract Two within said Deed Book 484 at Page 35, North 73° 00’ West, 51.3 feet, more or less, to an iron pipe found at the Northwest corner of said Tract Two described within said Deed Book 484 at Page 35; run thence along the West line of said Tract Two described within said Deed Book 484 at Page 35, having a published course therein of South 20° 45’ West, but having an actual course of South 21° 16’ 25” West, but, nevertheless, a distance of 182.97 feet, more or less, to an iron pipe found at the Southwest corner thereof; run thence along the South line of said Tract Two described in said Deed Book 484 at Page 35, South 54° 00’ East, 52.0 feet, more or less, to the West right-of-way line of said Washington Street as same is located on November 7, 1992; run thence along the West right-of-way line of said Washington Street, South 23° 40’ 41” West, a distance of 186.95 feet, more or less, to an iron pipe found at the Northeast corner of that certain tract of land heretofore conveyed unto Mississippi Power and Light Company by Deed dated May 13, 1925, recorded in Deed Book 158 at Page 424 of the aforesaid Land Records and further described within Quitclaim Deed dated July 14, 1978, recorded in Deed Book 596 at Page 375; thence leaving the West right-of-way line of said Washington Street and run along the North line of said Mississippi Power and Light Company tract North 74° 30’ West, 800 feet, more or less, to a point on the bank of the Mississippi River; run thence along the bank of said Mississippi River and the meanderings thereof having an average bearing of North 41° 04’ 56” East a distance of 424.86 feet, more or less, to an iron found on the top bank of said river marking the westernmost corner of lands described as Tract One in Deed recorded in Deed Book 260 at Page 199 of the aforesaid Land Records and depicted upon plat attached thereto, being the same lands further described as Tract One within Deed in favor of Globe Industries, Inc., recorded in Deed Book 484 at Page 35 of said Land Records; thence leaving the bank of said river and run along the South line of lands described as Tract One within said Deeds recorded in Book 260 at Page 199 and Deed Book 484 at Page 35, marked in part by a possession line fence, South 59° 10’ East a distance of 447.38 feet, more or less, to the Southeast corner of said lands described as Tract One within said Deeds recorded in Book 260 at Page 199 and Deed Book 484 at Page 35, same being the center line of an ingress-egress easement, 22 feet in width, described within each of said instruments recorded in Deed Book 260 at Page 199 and Deed Book 484 at Page 35; run thence along the East line of the lands described as Tract One within said instruments

Ex. B-52

recorded in Deed Book 260 at Page 199 and Deed Book 484 at Page 35, same being the center line of said ingress-egress easement, 22 feet in width, North 48° 00’ East, having a record distance of 250.0 feet, but having an actual distance of 229.48 feet, but, nevertheless, to a point on the South edge of an existing road marking the North line of lands described as Tract One within said instruments recorded in Deed Book 260 at Page 199 and Deed Book 484 at Page 35, which point is further identified as a point on the South line of that certain parcel dedicated for use as a perpetual non-exclusive easement within instrument executed by Martha Ker Brady Lum, et al, in favor of The Merchants Realty Company, its successors and assigns in title, recorded in Deed Book 350 at Page 382 of the aforesaid Land Records; run thence along the Southerly edge of said existing roadway and along the arcs of the curves therein having the following approximate chord bearings and distances, (but, nevertheless, following the edge of pavement as same existed on November 7, 1992) which approximate chord bearings and distances are as follows: North 59° 24’ 11” West, 34.59 feet; North 28° 05’ 02” West, 62.19 feet; North 06° 11’ 50” West, 127.04 feet; North 08° 59’ 53” West, 28.84 feet; North 22° 10’ 40” West, 34.54 feet; North 44° 06’ 20” West, 28.41 feet; North 48° 37’ 33” West, 19.80 feet to the Northernmost corner of lands described as Tract One within said instrument recorded in said Deed Book 260 at Page 199 and Deed Book 484 at Page 35, same further identified as the Northeast corner of lands described as Tract Four within said Deed recorded in Deed Book 484 at Page 35, same further being the Northeast corner of lands conveyed unto C. L. Andrews by Deed dated June 14, 1932, recorded in Deed Book 188 at Page 10, and depicted upon plat attached thereto; run thence along the North line of lands described as Tract Four and thereafter along lands described as Tract Three, each within said instrument recorded in Deed Book 484 at Page 35, and along the North line of lands described within said Deed recorded in Deed Book 188 at Page 10, being along the line marked by a board fence identified upon said plat attached to Deed recorded in Deed Book 260 at Page 199, North 67° 00’ West a distance of 339.19 feet, more or less, to a point on the bank of the Mississippi River; thence leaving the North line of lands described within Deed Book 484 at Page 35 and Deed Book 188 at Page 10 and run along the bank of said Mississippi River having an average bearing of North 23° 03’ 09” East a distance of 32.20 feet, more or less, to a point on the South line of lands conveyed unto the Mayor and Aldermen of the City of Vicksburg and Warren County, Mississippi, by Deed recorded in Deed Book 882 at Page 233 of the aforesaid Land Records; thence leaving the bank of said Mississippi River and run along the South line of said lands conveyed by said Deed Book 882 at Page 233 South 68° 19’ East a distance of 412.36 feet, more or less, to the aforedescribed Vicksburg National Military Park Marker No. 379 and the point of beginning of the lands herein described.

TOGETHER WITH all those certain tracts or parcels lying West of the West line of the lands hereinabove described which serves to extend the Northerly and Southerly lines thereof in a Westerly direction to the thalweg of the Mississippi River and the boundary line between the states of Mississippi and Louisiana.

Parcel Two:

That part of Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi, more particularly described as follows, to-wit:

Ex. B-53

Beginning at a park stone identified as “Vicksburg National Military Park Monument No. 388”, which point is further described as the southwest corner of a parcel heretofore described as an old government fort described in Deed Book 93 at Page 268 of the Land Records of Warren County, Mississippi, same presently occupied by the said Vicksburg National Military Park and known as South Fort and which point is further described as a point on the North line of that certain tract conveyed unto Magnolia Hotel Company by Deed recorded in Deed Book 684 at Page 47 of the aforesaid Land Records and which point is further described as a point on the South line of lands conveyed to Miss Priscilla Brady, et al, by Deed dated December 20, 1923, recorded in Deed Book 156 at Page 48 of the aforesaid Land Records and from said point of beginning run thence along the South line of said Brady parcel and the North line of said Magnolia Hotel Company parcel, North 74° 55’ West, 240 feet, more or less, to the water’s edge of the Mississippi River as same existed on November 7, 1992; thence continue in a westerly direction to a point where said line intersects the thalweg of the Mississippi River marking the boundary between the States of Mississippi and Louisiana; run thence in northerly direction following the thalweg of the said Mississippi River and the meanderings thereof marking the boundary line between the States of Mississippi and Louisiana a distance of 540 feet, more or less, to a point where the westerly projection of the South line of that certain tract or parcel of land conveyed to Mississippi Power and Light Company by Deed recorded in Deed Book 158 at Page 424 of the aforesaid Land Records intersects the thalweg of said Mississippi River; thence leaving the thalweg of said Mississippi River and run South 74° 30’ East, a distance sufficient to intersect the water’s edge of the Mississippi River at its easterly bank as same existed on November 7, 1992, which point marks the Southwest corner of the aforedescribed parcel heretofore conveyed unto Mississippi Power and Light Company by instrument recorded in Deed Book 158 at Page 424 and further described within Quitclaim Deed recorded in Deed Book 596 at Page 375, each within the aforesaid Land Records of Warren County; run thence along the South line of said Mississippi Power and Light Company parcel South 74° 30’ East, a distance of 800 feet, more or less, to a point on the West right-of-way line of Washington Street (being the same public roadway sometimes known as Warrenton Road and U.S. Highway Nos. 61 and 80), as same existed on November 7, 1992; thence leaving the South line of said Mississippi Power and Light Company parcel and run along the West right-of-way line of said Washington Street, South 22° 18’ 41” West, 54.64 feet, more or less, to a point on the North line of lands conveyed to the United States of America by instrument recorded in Deed Book 93 at Page 268, which parcel is presently occupied by the said Vicksburg National Military Park and is known as South Fort; run thence along the North line of said Vicksburg National Military Park parcel with the following courses and distances, each converted from the astronomical azimuths previously published within said Deed recorded in said Deed Book 93 at Page 268 of said Land Records, viz: North 81° 17’ West, 283.66 feet, more or less, to a park stone identified as Vicksburg National Military Park Monument No. 386; South 50° 08’ West, 268.31 feet, more or less, to a park stone identified as Vicksburg National Military Park Monument No. 387; South 27° 48’ West, 226.34 feet, more or less, to a park stone identified as Vicksburg National Military Park Monument No. 388, which point marks the point of beginning of the parcel hereindescribed, all

Ex. B-54

lying and being situate within Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi.

Parcel Three: Lum-Brady Access Easement

Together with a non-exclusive easement and right of way thirty-two feet (32’) in width for the purpose of ingress and egress and for the further purpose of installation, location, relocation and maintenance of utility lines or cables of all types, including water, electricity, gas, sewer and the like, whether buried below ground or located overhead, which non-exclusive easement is 14.5 feet to the Northwest and 17.5 feet to the Southeast of the following described line, to-wit:

To reach the point of beginning, commence at an iron pipe on the West right of way line of Washington Street (being the same public roadway sometimes known as Warrenton Road and U. S. Highway Nos. 61 and 80) marking the Northeast Corner of the Mississippi Power & Light Company parcel recorded in Deed Book 158 at Page 424 and within Quitclaim Deed recorded in Deed Book 596 at Page 375, each within the land records of Warren County, Mississippi, and run thence along the North line of said Mississippi Power & Light Company parcel North 74° 30’ West 423.00 feet to the POINT OF BEGINNING of the line herein described; from said POINT OF BEGINNING run thence South 33° 00’ West 208.68 feet, more or less, on the South line of said Mississippi Power & Light Company parcel as described within said Deed Book 158 at Page 424 and Deed Book 596 at Page 375 of said land records and the Southerly terminus of the line herein described, said easement all lying and being situate in Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi.

TRACT THREE: Parcel One: Morrison (Casino) Fee Simple

That part of Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi, more particularly described as follows, to-wit:

Beginning at Vicksburg National Military Park Boundary Marker No. 394 found at the Northeast Corner of that certain tract of land described as Parcel 2 within that certain deed in favor of the Vicksburg Bridge and Terminal Company, recorded in Deed Book 180 at Page 561 of the land records of Warren County, Mississippi, which point is further described as the Northeast Corner of lands described as Parcel D within deed executed by Vicksburg Bridge Company, dated April 30, 1947, recorded in Deed Book 262 at Page 462 of said land records, into which Parcel D the said Warren County, Mississippi went into possession notwithstanding a scrivener’s error therein contained incorrectly setting forth such point of beginning as the Northeast Corner of lands described in Deed Book 172 at Page 346 and which point of beginning is further described as a point on the South line of Parcel K within said deed in favor of said Warren County, Mississippi, recorded in Deed Book 262 at Page 462, notwithstanding the propagation of the same scrivener’s error incorrectly identifying same as the Northeast Corner of Parcel 2 of the lands conveyed by

Ex. B-55

said Deed Book 172 at Page 346 rather than the Northeast Corner of lands conveyed by said Deed Book 180 at Page 561 of said land records and from said POINT OF BEGINNING run thence along the South line of said lands described as Parcel K into which the said Warren County, Mississippi went into possession by virtue of said deed recorded in said Deed Book 262 at Page 462 and along the North line of that part of the Vicksburg National Military Park known as Navy Circle, South 79° 24’ East a distance of 30.26 feet, more or less, to a point marking the Southwest corner of that certain parcel conveyed to D. P. Waring and W. F. Hallberg by deed recorded in Deed Book 218 at Page 47 of said land records, same thereafter having been described as the Southwest Corner of Parcel I within deed executed by D. P. Waring in favor of W. F. Hallberg recorded in Deed Book 296 at Page 208 of said land records and same further being the Southwest Corner of lands thereafter conveyed to R. R. Morrison & Son, Inc. by deed recorded in Deed Book 592 at Page 113 of said land records; thence leaving the North line of said Vicksburg National Military Park (Navy Circle) and run along the West line of said Parcel One described in said Waring-Hallberg deed recorded in said Deed Book 296 at Page 208 and, thereafter, along the West line of Parcel Two within said Deed Book 296 at Page 208, same further being the West line of lands described in Deed Book 264 at Page 219, (previously described in the descriptions of the property herein conveyed as “another parcel owned by D. P. Waring, et al, not recorded”) North 26° 00’ East, a distance of 334.5 feet, more or less, to a point marking the Northwest Corner of Parcel II of the Waring-Hallberg parcels described in said Deed Book 296 at Page 208 of said land records, which point also marks the Northwest Corner of said Morrison parcel described in Deed Book 592 at Page 113 and which point is further described as a point on the South line of that certain parcel conveyed to the Magnolia Hotel Company by deed recorded in Deed Book 684 at Page 47 of said land records; run thence along the South line of said Magnolia Hotel Company parcel and the North line of the lands herein described and conveyed, North 64° 25’ West, a distance sufficient to intersect the thalweg of the Mississippi River marking the boundary between the states of Mississippi and Louisiana; run thence along the thalweg of said Mississippi River and the meanderings thereof marking the boundary between the States of Mississippi and Louisiana in a Southerly or Southwesterly direction a distance of 330 feet, more or less, to a point where same intersects the North line of Parcel 2 extended Westerly described within said Deed Book 180 at Page 561 and the North line of Parcel D extended Westerly described within said Deed Book 262 at Page 462; thence leaving the thalweg of said River and run South 62° 11’ East to a point described in said Parcel 2 within said Deed Book 180 at Page 561 and within Parcel D in said Deed Book 262 at Page 462 as the bank of the Mississippi River at zero contour as of August 1, 1929; thence continue South 62° 11’ East along a line marking the North line of lands described as Parcel 2 within said Deed Book 180 at Page 561 along the North line of lands described as Parcel D into which Warren County, Mississippi went into possession by virtue of the aforedescribed deed recorded in said Deed Book 262 at Page 462 and along the South line of Parcel K within that same deed, a distance of 600 feet, more or less, to a point where same intersects the said Vicksburg National Military Park Monument No. 394, and the POINT OF BEGINNING of the parcel herein described, all lying and being situate in Section 32, Township 16 North, Range 3 East,

Ex. B-56

Vicksburg, Warren County, Mississippi, together with all alluvions, accretions, batture and all riparian rights appurtenant thereto, it being the intention herein to correct certain deficiencies in description contained in that certain deed recorded in Deed Book 812 at Page 255 of the land records of Warren County, Mississippi, and to describe and convey all of these lands heretofore conveyed to Vicksburg Bridge Company by deed recorded in Deed Book 242 at Page 443 and the lands conveyed to Warren County, Mississippi as Parcel K within deed recorded in Deed Book 262 at Page 462, each within the aforedescribed land records.

Parcel Two: Slope Easement Morrison Support (Casino)

TOGETHER WITH THOSE CERTAIN RIGHTS INURING TO THE BENEFIT OF AMERISTAR CASINO VICKSBURG, INC. AND TO R. R. MORRISON & SON, INC. BY VIRTUE OF THAT CERTAIN INSTRUMENT STYLED “SLOPE EASEMENT AGREEMENT” DATED JUNE 9, 1994, RECORDED IN DEED BOOK 1014 AT PAGE 233 OF THE LAND RECORDS OF WARREN COUNTY, MISSISSIPPI, WHEREIN CERTAIN RIGHTS TO CONSTRUCT AND MAINTAIN A SLOPE PROVIDING LATERAL SUPPORT OF A STRUCTURAL EMBANKMENT CONSTRUCTED ON LANDS OF WARREN COUNTY, MISSISSIPPI WHICH ARE ADJACENT TO TRACT THREE DESCRIBED HEREINABOVE ARE GRANTED AND BEING FURTHER DESCRIBED AS:

Commencing at the Southeast corner of Section 31, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi, and run thence South 33° 27’ 20” West, 1862.86 feet to the Vicksburg National Military Park (“VNMP”) Monument #394, being the Point of Beginning of the parcel herein described; from said Point of Beginning run thence South 29° 04’ West, 50.00 feet; thence North 61° 11’ West, 60.00 feet; thence North 82° 45’ West, 94.63 feet; thence North 43° 31’ West, 260.23 feet; thence South 62° 11’ East, 396.26 feet to the Point of Beginning, all lying in Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi, containing 0.44 acres, more or less.

TRACT FOUR: Cofferdam (Casino) Site (Fee Simple)

That tract or parcel of land upon which is constructed a certain cofferdam enclosure extending into the Mississippi River and being partially within Tract One of the lands hereinabove described and partially within Tract Two of the lands hereinabove described, same all lying and being situate in the City of Vicksburg, County of Warren, State of Mississippi, and being part of Section 32, Township 16 North, Range 3 East, more particularly described as follows, to-wit:

To reach the point of beginning, commence at Vicksburg National Military Park Concrete Marker No. 388, which point marks the Southwest corner of the lands presently occupied by said Vicksburg National Military Park and known as South Fort, same having been conveyed to the United States of America by instrument recorded in Deed Book 93 at Page 268 of the aforesaid land records, which point further marks the Southeast Corner of lands conveyed to Miss Priscilla

Ex. B-57

Brady by deed dated December 20, 1923, recorded in Deed Book 156 at Page 48 of said land records; run thence along the South line of said Brady parcel North 74° 55’ West, 77.53 feet, more or less, to a point on the easterly exterior face of a cell structure of a cofferdam enclosure located near the east bank of the Mississippi River, which point marks the POINT OF BEGINNING of the tract herein described; from said POINT OF BEGINNING run thence along the easterly exterior face of said cofferdam enclosure South 15° 00” West, 416.91 feet, more or less, to an iron pin set at a point where said course intersects a line projected easterly from the southerly exterior face of said cofferdam enclosure; run thence along a line projected in a Westerly direction extending along the southerly exterior face of said cofferdam enclosure having a course said to be North 75° 00’ West, a distance of 255.0 feet, more or less, to a point in the Mississippi River where said course intersects a line projected Southerly from the westerly exterior face of said cofferdam enclosure; run thence in a northerly direction in the Mississippi River along a line projected in a northerly direction which will run along the westerly exterior face of said existing cofferdam enclosure North 15° 00’ East, a distance of 490.0 feet, more or less, to a point in the Mississippi River where said course intersects a line projected Westerly from the Northerly exterior face of said existing cofferdam enclosure; run thence in an easterly direction in the Mississippi River and thereafter on the land comprising the East bank thereof, but, nevertheless, along a line projected in an easterly direction which will run along the northerly exterior face of said existing cofferdam enclosure South 75° 00’ East, a distance of 255.0 feet, more or less, to an iron pin set at a point where said course intersects a line projected northerly from the easterly exterior face of said existing cofferdam enclosure; run thence along a line projected in a southerly direction extending along the easterly exterior face of said cofferdam enclosure having a course said to be South 74° 55’ West, a distance of 73.09 feet, more or less, to a point on the easterly exterior face of said existing cofferdam enclosure, which point marks the POINT OF BEGINNING of the tract herein described all lying and being situate in Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi.

TOGETHER WITH all tracts, parcels or properties, whether submerged or not, lying West of the West line of the lands hereinabove described which serves to extend the Northerly and Southerly lines thereof in a Westerly direction to the thalweg of the Mississippi River and the boundary line between the states of Mississippi and Louisiana.

TRACT FIVE: Southerly Portion of Northwest (Casino) Parking Lot (Pt. MP&L Fee Simple)

To reach the point of beginning, commence at an iron pipe on the West right of way line of Washington Street (being the same public roadway sometimes known as Warrenton Road and U. S. Highway Nos. 61 and 80) marking the Northeast Corner of the Mississippi Power & Light Company parcel recorded in Deed Book 158 at Page 424 and within Quitclaim Deed recorded in Deed Book 596 at Page 375 and the South line of lands into which Ameristar Casino Vicksburg, Inc. went into fee simple possession by virtue of deed dated February 28, 1994, recorded in Deed

Ex. B-58

Book 1004 at Page 103, each within the land records of Warren County, Mississippi (the “Ameristar Fee Simple Parcel”) and run thence along the North line of said Ameristar Fee Simple Parcel North 74° 30’ West 397.56 feet, more or less, to the Easterly edge of a paved roadway, 32 feet in width (the “Northerly Access Road”) which point marks the POINT OF BEGINNING of the parcel herein described; from said POINT OF BEGINNING run thence along the Easterly edge of the Northerly Access Road, South 41° 52’ 14” West 221.65 feet, more or less, on the South line of the Ameristar Fee Simple Parcel as described within said Deed Book 158 at Page 424 and Deed Book 596 at Page 375, each within the aforesaid land records and the Southeasterly corner of the parcel herein described; thence leaving the Easterly edge of the Northerly Access Road and run along the Southerly line of the Ameristar Fee Simple Parcel, North 74° 30’ West 35.71 feet, more or less, to a point on the Westerly edge of the Northerly Access Road; thence leaving the Westerly edge of the Northerly Access Road and continue along the Southerly line of the Ameristar Fee Simple Parcel, North 74° 30’ West 215.08 feet, more or less, to a point on the Westerly edge of an existing paved parking lot; thence leaving the Westerly edge of said existing paved parking lot and continue along the Southerly line of the Ameristar Fee Simple Parcel, North 74° 30’ West 77.14 feet, more or less, to a point on the top bank of the Mississippi River as same existed on November 7, 1992 (the “Top Bank”); thence leaving the Top Bank and continue North 74° 30’ a distance sufficient to intersect the thalweg of the Mississippi River marking the boundary between the states of Mississippi and Louisiana; run thence along the thalweg of said Mississippi River and the meanderings thereof marking the boundary between the States of Mississippi and Louisiana in a Northerly or Northeasterly direction a distance sufficient to reach a point where same intersects the North line of the Ameristar Fee Simple Parcel extended Westerly from the Top Bank; thence leaving the thalweg of said River and run in an Easterly direction along the Northerly line of the Ameristar Fee Simple Parcel a distance sufficient to reach the Top Bank; thence continue along the Northerly line of the Ameristar Fee Simple Parcel, South 74° 30’ East, a distance of 110.38 feet, more or less, to a point on the Westerly edge of said existing paved parking lot; thence continue along the Southerly line of the Ameristar Fee Simple Parcel, North 74° 30’ West 291.72 feet, more or less, to a point on the Easterly edge of the Northerly Access Road, which point marks the POINT OF BEGINNING, said parcel all lying and being situate in Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi, being the westernmost portion of lands described as Tract II within lands into which Ameristar Casino Vicksburg, Inc. went into fee simple possession by virtue of deed dated February 28, 1994, recorded in Deed Book 1004 at Page 103, each within the land records of Warren County, Mississippi.

TRACT SIX: Northerly Portion of Northwest (Casino) Parking Lot (Delta Land Fee Simple)

That part of the Delta Land Company, Inc. parcels of land as recorded in Deed Book 1018 at Page 492 of the Land Records of Warren County being part of Section 31, Township 16 North, Range

Ex. B-59

3 East, Vicksburg, County of Warren, Mississippi, containing, in aggregate, 4.29 acres, more or less, and being more particularly described as follows:

Commencing at that certain Vicksburg National Military Park Monument # 379 run thence S 16° 38’ 14” W, a distance of 473.98 ft. to a point being the Southeast comer of Parcel I of the Delta Land Company, Inc. property as well as the Point of Beginning of the herein described parcel; thence run N 59° 10’ 00” W, a distance of 447 ft., more or less, along the South line of said property to a point at the thalweg of Mississippi River being the apparent Southwest comer of the Delta Land Company, Inc. property; thence along said thalweg as well as the apparent West line of said property, run N 18° 47’ 39” E, a distance of 369 ft., more or less, to a point being the apparent Northwest comer of said property; thence, along the North line, run S 67° 00’ 00” E, a distance of 339 ft., more or less, to a point in the South right-of-way of that certain City of Vicksburg maintained access to Riverfront Park; thence along said right-of-way the following courses: S 48° 37’ 33” E, for a distance of 19.80 ft.; S 44° 06’ 20” E, for a distance of 28.41 ft.; S 22° 10’ 40” E, for a distance of 34.54 ft.; S 08° 59’ 53” E, for a distance of 28.84 ft.; S 06° 11’ 50” E, for a distance of 127.04 ft.; S 28° 05’ 02” E, for a distance of 62.19 ft.; S 59° 24’ 11” E, for a distance of 34.59 ft.; thence, leaving said right-of-way, run S 48° 00’ 00” W, a distance of 229.48 ft. to the Southeast comer of said Parcel I as well as being the Point of Beginning and containing, in aggregate, 4.29 acres, more or less, being part of Section 31, Township 16 North, Range 3 East, Vicksburg, County of Warren, Mississippi.

Tract Seven: Hotel Site (Fee Simple)

Beginning at a point in the East line of Washington Street, same being the Northwest corner of that certain tract or parcel of land conveyed to Magnolia Hotel Company by Julius M. Buchanan, et ux, as recorded in the Land Deed Records of Warren County, Mississippi in Deed Book 247 at Page 498 (the “Magnolia Deed”) and the point of beginning thereafter conveyed by Commonwealth Hotels of Mississippi to Ameristar Casino Vicksburg, Inc. by deed dated June 7, 1994, recorded in Deed Book 1014 at Page 77 (the “Commonwealth Deed”) said Northwest corner being marked by an iron pipe driven flush with the ground a distance of 1 foot; more or less, northerly from a power pole and a distance of thirty (30) feet, more or less, as measured Easterly, from the center line of the pavement of U. S. Highway 61-80; from said point of beginning running with the line as described in the Magnolia Deed and in the Commonwealth Deed as South 86 degrees 45 Minutes East, but having an actual course made more definite by survey circa 1997 (the “1997 Survey”) made in connection with a conveyance by Ameristar Casino Vicksburg, Inc. dated July 21, 1997, recorded in Deed Book 1114 at Page 301 (the “AC Deed”) of South 86 Degrees 34 Minutes 00 Seconds East, but, nevertheless, a distance of 106.00 feet to a point; run thence along a line as described in the Magnolia Deed and the Commonwealth Deed as South 72 degrees 45 Minutes East a distance of 178 feet, but having an actual course and distance as established by the 1997 Survey of South 72 degrees 34 Minutes 00 Seconds East a distance of 175.00 feet, but, nevertheless, to an iron pipe which marks a point in

Ex. B-60

that certain old dilapidated fence line as same existed on the date of delivery of the said Magnolia Deed, which old fence was thereafter covered by fill and improvements to the surrounding property and is no longer in evidence but was re-established by the 1997 Survey; run thence with the course of said old fence, having a course described in the Magnolia Deed of South 77 degrees 50 Minutes East, but having an actual course established by the 1997 Survey and in the AC Deed of a distance of South 77 degrees 39 Minutes 00 Seconds East, and, in each instance, a distance of 307.00 feet to an iron pipe; run thence with the course of said old fence, having a course described in the Magnolia Deed of South 83 degrees 45 Minutes East, but having an actual course established by the 1997 Survey and in the AC Deed of South 83 degrees 34 Minutes 00 Seconds East, and, in each instance, a distance of 200.00 feet to an iron pipe which marks the apparent northeast corner of said old fence; thence continuing with the course of said old fence and a Southerly projection thereof, having a course described in the Magnolia Deed and in the Commonwealth Deed of South 14 degrees 40 Minutes East a distance of 416 feet, but having an actual course and distance established by the 1997 Survey and in the AC Deed of South 14 degrees 29 Minutes 00 Seconds East a distance of 419.50 feet, but, nevertheless, along a course and distance sufficient to reach the North right-of-way line of the Illinois Central Railroad; run thence along the north right-of-way line of said railroad, having a course described in the Magnolia Deed and in the Commonwealth Deed of South 55 degrees 52 Minutes 28 Seconds West, but having an actual course established by the 1997 Survey and in the AC Deed of South 56 degrees 02 Minutes 30 Seconds West, but, in each instance a distance of 795.22 feet, more or less, to the intersection of said Railroad right-of-way line with the east right-of-way line of Federal Aid Project No. I-IG-20-1 (24) 0 (the “I-20 ROW”); thence run with the I-20 ROW as conveyed to the State Highway Commission of Mississippi by Magnolia Hotel Company by deed recorded in the Land Deed Records of Warren County in Deed Book 414 at Page 545, having a course published in the Commonwealth Deed of North 55 degrees 17 Minutes West, but having an actual course established by the 1997 Survey and in the AC Deed of North 55 degrees 06 Minutes 00 Seconds West, and, in each instance a distance of 195.00 feet, but, nevertheless along said I-20 ROW with a distance sufficient to reach a point that is 160 feet northwesterly of and measured radially to Station 25+00 on the northerly edge of the proposed pavement of the North ramp of the I-20 ROW, as shown on plans for said project; thence continue along the I-20 ROW, having a course published in the Commonwealth Deed of North 45 degrees 05 Minutes 04 Seconds West but having an actual distance as established by the 1997 Survey and in the AC Deed of North 44 degrees 58 Minutes 04 Seconds West, and, in each instance, a distance of 419.50 feet, but, nevertheless along a course with distance sufficient to reach a point that is forty (40) feet Southeasterly of and measured radially to Station 3+40 on the centerline of the East lane of the relocation of U. S. Highway 61 (Washington Street) as shown on plans for said project (the “East Lane”); thence run along the East Lane of U. S. Highway 61/Washington Street, having a course published in the Commonwealth Deed of North 02 degrees 37 Minutes 02 Seconds East, but having a actual course established by the 1997 Survey and in the AC Deed of North 02 degrees 47 Minutes 25 Seconds East, and, in each instance a distance of 41.38 feet, but, nevertheless, with a distance sufficient to reach a point that

Ex. B-61

is 25 feet Southeasterly of and measured radially to Station 3+00 on the centerline of said East lane, run thence along the East Lane of U. S. Highway 61/Washington Street, having a course published in the Commonwealth Deed of North 17 Degrees 14 Minutes 00 Seconds East but having a actual course established by the 1997 Survey and in the AC Deed of North 17 Degrees 25 Minutes 00 Seconds East, and, in each instance, a distance of 101.00 feet, but, nevertheless along the East Lane with a distance sufficient to reach a point that is Southeasterly of and measured radially to Station 2+00 on the centerline of the East lane of the relocation of former U. S. Highway 61 as shown on plans for Federal Aid Project No. I-IG-20-1 (24) 0 (the last described point being also a point in the West line of the tract conveyed by Magnolia Deed); run thence with said West line of land conveyed in the Magnolia Deed, being also the East right-of-way line of said former U. S. Highway No. 61-80/Washington Street, having a course published in the Commonwealth Deed of North 25 degrees 40 Minutes East but having a actual course established by the 1997 Survey and in the AC Deed of North 25 degrees 51 Minutes 00 Seconds East, and, in each instance, a distance of 247.00 feet; thence continuing with said West line of land conveyed by the Magnolia Deed and along the East Lane, having a course published in the Commonwealth Deed of North 23 degrees 10 Minutes East, but having an actual course established by the 1997 Survey and in the AC Deed, and, in each instance a distance of 246.00 feet, more or less, to the point of beginning, all of the above described lot, tract or parcel of land lying being situated in Section 32, Township 16 North, Range East, Vicksburg, Warren County, Mississippi and contains 16.45 acres, more or less, it being the intention herein to described and convey, and there is hereby described and conveyed, the same lands heretofore conveyed to Ameristar Casino Vicksburg, Inc. by deed recorded in Deed Book 1014 at Page 77 and the lands thereafter conveyed to AC Hotel Corp. by deed recorded in Deed Book 1114 at Page 301, each within the aforesaid Warren County Land Records.

TRACT EIGHT

Part of Section 32, Township 16 North, Range 3 East, Warren County, Mississippi, more particularly described as follows, to-wit:

PARCEL ONE: Beginning at an iron pipe which lies south 13 degrees 15 minutes west 202.02 feet from an axle marking the Northeast corner of that certain lot conveyed by Lucy B. Dabney to W. A. Byrd as recorded in the office of the Chancery Clerk of Warren County, Mississippi, in Book 280 at Page 523 being a point in the South line of Lucy Bryson Street, which said point of beginning marks a corner of that certain tract or parcel of land conveyed to W. A. Byrd by J. B. Dabney on March 25, 1952;

Ex. B-62

thence south 26 degrees 55 minutes east 352.51 feet to an iron pipe; thence south 89 degrees 26 minutes west, 77.45 feet to an iron pipe; thence north 30 degrees 53 minutes west 431.57 feet to an iron axle at the Southwest corner of the aforementioned Byrd property as recorded in Book 280 at Page 523; thence along the South line of said Byrd property, south 68 degrees 24 minutes east 125 feet; thence south 68 degrees 09 minutes east 24.94 feet to the point of beginning, and containing 0.7 acre, more or less.

TOGETHER with a right-of-way and easement for the purpose of providing ingress and egress for the above described land in, on and over a strip of land 24 feet wide off of the East side of that certain lot, tract or parcel of land which was conveyed to W. A. Byrd by Lucy B. Dabney by deed dated April 6, 1950, and recorded in Deed Book 280 at Page 523 of the aforesaid Land Records, which said strip of land extends from the North boundary line of the above described land to Lucy Bryson Street and which is presently used in providing ingress and egress to the said lands.

PARCEL TWO: Beginning at the Northwest corner of that certain tract or parcel of land conveyed by Julius M. Buchanan to Magnolia Hotel Company as recorded in the Land Deed Records of Warren County, Mississippi in Deed Book 247 at Page 498, said Northwest corner being marked by a large iron pipe which lies a distance, as measured easterly, of thirty feet from the centerline of the pavement of U.S. Highway 61 and 80, run thence on the chord of a curve of Highway north 18 degrees 14 minutes east a distance of 268.77 feet to an iron pipe which marks the Northwest corner of that

Ex. B-63

certain tract or parcel of land conveyed to W. A. Byrd as recorded in the aforementioned Land Records in Book 252 at Page 510, said Northwest corner of the Byrd property being also the Southwest corner of the Henry C. Pullen lot as described in said Land Records in Book 274 at Page 392; run thence on the line common to said Pullen and Byrd, South 72 degrees East 200 feet to an iron pipe which marks the Southeast corner of said Pullen lot; run thence with the East line of said Pullen lot and the East line of the W. T. Sheffield lot, as described in said Land Records in Book 388 at Page 179, North 18 degrees 24 minutes East a distance of 222.66 feet to an iron pipe which marks the Northeast corner of said Sheffield lot and being also the Southeast corner of the Lora Mae Girod lot as described in said Land Records in Book 396 at Page 397, and being also the Southwest corner of the John L. Kerr Company lot as recorded in said Land Records in Book 322 at Page 547 and being the Northwest corner of that certain tract or parcel of land conveyed to Capitol Transport Company, Inc. by W. A. Byrd as recorded in said Land Records in Deed Book 318 at Page 374; thence run with said Capitol Transport Company, Inc.’s West boundary line being also the East boundary line of the lot herein described, South 29 degrees 08 minutes East a distance of 431.32 feet to an iron pipe which marks a corner common to said Capitol Transport Company and the lands of Joseph Gerache, said Gerache lands being described in the above mentioned Land Records in Book 356 at Page 453; run thence with a common boundary to the Byrd and Gerache lands North 40 degrees 59 minutes West a distance of 137.3 feet to an iron pipe; thence continuing with the Byrd and Gerache boundary South 17 degrees 33 minutes West a distance of 226.96 feet to an iron pipe in the North line of the aforementioned Magnolia Hotel Lands, said iron pipe also being a corner to Byrd and Gerache; thence running with said Magnolia Hotel Company’s North line as follows: North 77 degrees 50 minutes West 123 feet; North 72 degrees 45 minutes West 178 feet; North 86 degrees 45 minutes West 106 feet to the point of beginning, and containing 2.88 acres, more or less.

PARCEL THREE: Beginning at a point which lies South 66 degrees 39 minutes East a distance of 125 feet from the Northernmost corner of Parcel Two described above and being also the Southeast corner of that certain tract or parcel of land conveyed to John L. Kerr, Co. by W. A. Byrd as described in Deed Book 322 at Page 547 of the aforesaid Land Records; running thence North 22 degrees 05 minutes East 200 feet to a point; run thence South 15 degrees 00 minutes West 202.2 feet to an axel which marks the Northeast corner of the Capitol Transport Company’s land; run thence with said Capitol Transport Company’s North line North 66 degrees 24 minutes West 24.94 feet to the point of beginning, and containing 0.06 acre, more or less.

Ex. B-64

TRACT NINE

Beginning at the Southeast corner of the lot conveyed by Lucy B. Dabney to W. A. Byrd by deed recorded in Book 258, at Page 397, of the Record of Deeds of said county, being a point in the South line of the Mosby Tract and in the North line of the property of Magnolia Hotel Company, which line is marked by an old fence, and run thence South Eighty-Two (82) Degrees Ten (10) Minutes East along said fence Four Hundred (400’) Feet more or less to a fence corner; thence continuing on the same course Two Hundred Eighty-Five (285’) Feet to a stake; thence North Ten (10) Degrees Five (5) Minutes West One Hundred Ten (110’) Feet to a stake; thence North Eighty Four (84) Degrees Fifty (50) Minutes East One Hundred Twenty (120’) Feet more or less to the West line of the right of way of the Y&MV Railroad leading to the Mississippi River Bridge; thence Northwardly on a curve to the left along the West line of the right of way to its intersection with the center of the high power line of the Mississippi Power and Light Company; thence North Seventy-Four (74) Degrees West along the center of said power line to the Northeast corner of a lot conveyed by Lucy B. Dabney to W. A. Byrd by deed recorded in Book 280 at Page 525 of said Records of Deeds, being Parcel Two in said Deed; thence South Twenty- One (21) Degrees Thirty-Two (32) Minutes West One Hundred Sixty-Five (165’) Feet to the Southeast corner of last named lot, being a point in the North line of Lucy Bryson Street; thence South Sixty-Eight (68) Degrees Twenty-Eight (28) Minutes East along the North line of Lucy Bryson Street Fifty (50’) Feet to the end of said street; thence South Twenty-One (21) Degrees Thirty-Two (32) Minutes West Fifty (50’) Feet across the East end of said street, being a point in the North line of the lot conveyed by Lucy B. Dabney to W. A. Byrd by Deed recorded in Book 280 at Page 523 of said Record of Deeds; thence South Sixty-Eight (68) Degrees Twenty-Eight (28) Minutes East along the North line of said Byrd lot Twenty-Five (25’) Feet to its Northeast corner; thence South Thirteen (13) Degrees Fifteen (15) Minutes West Two Hundred Two and Two-Tenths (202.2’) Feet to an iron pipe; thence South Twenty-Six (26) Degrees Fifty-Five (55) Minutes East Three Hundred Fifty-two and fifty-one one-hundredths (352.51’) Feet to an iron pipe; thence South Eighty-Nine (89) Degrees Twenty-Six (26) Minutes West Seventy-Seven and forty-five hundredths (77.45’) Feet to an iron pipe; thence North Thirty-Nine (39) Degrees Thirty-Seven (37) Minutes West One Hundred Forty-Three and fifty-three one-hundredths (143.53’) Feet to an iron pipe in the Northeast corner of said lot conveyed by Lucy B. Dabney to W. A. Byrd by deed recorded in Book 258 at Page 397 of said Record of Deeds; thence Southwardly along the East line of the last named lot Two Hundred Thirty-One (231’) Feet, more or less, to the point of beginning, being in Sections Thirty and Thirty-Two (30 and 32), Township Sixteen (16) North, Range Three (3) East, being the same property conveyed by J. B. Dabney to Joseph J. Gerache by deed dated March 26, 1952 and recorded in Book 294 at page 296 of said Record of Deeds and further conveyed to Joseph A. Gerache by Joseph J. Gerache by deed dated February 3, 1960 and recorded in Book 356 at Page 453 of said Land Records.

Ex. B-65

TOGETHER WITH ALL RIGHT TITLE AND INTEREST OF GRANTOR IN AND TO that certain grant of easement from Walter A. Byrd in favor of Joseph J. Gerache for vehicular access over and across a strip of land 18 feet in width, fronting on Lucy Bryson Street and leading to the subject property, more particularly described within instrument styled “Easement” dated July 25, 1952, filed for record in the office of the Chancery Clerk of Warren County, Mississippi, on July 28, 1952 at 8:00 A.M., recorded therein in Deed Book 296 at Page 377.

LESS AND EXCEPT that part of the above described property conveyed by Joseph J. Gerache, et al, to Mississippi Power and Light Company by Deed dated August 31, 1955 and recorded in Book 324, at page 295 of the Land Records of Warren County, Mississippi.

LESS AND EXCEPT that part of the above described property conveyed by Joseph A. Gerache to Mississippi Power & Light Company, a Mississippi Corporation, by Warranty Deed dated May 20, 1986 and recorded in Book 780, at page 219 of the Warren County, Mississippi Land Records.

Ex. B-66

TRACT TEN

Part of Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi. Beginning at the Northwest corner of the Michael J. Chaney tract as recorded in Deed Book 662 at Page 235 of the Land Records of Warren County, Mississippi, and run thence along the North line of the said Chaney tract, South 71 degrees 01 minutes 00 seconds East, 150.00 feet; thence leaving the North line of the Chaney tract and run South 17 degrees 38 minutes 45 seconds West, 150.90 feet to a point on the South line of the said Chaney tract; thence along the South line of the said Chaney tract, North 74 degrees 15 minutes 00 seconds West, 150.00 feet to the Southwest corner of the Chaney tract, said point lying on the East Right of Way of U. S. Highway 61 and 80; thence along the East Right of Way line of U. S. Highway 61 and 80 in a Northwesterly direction along the arc of a 1 degree 15 minutes 30 second curve, 159.36 feet to the Point of Beginning and containing 0.534 acres, more or less, and being part of the Michael J. Chaney tract as recorded in Deed Book 662 at Page 235 in Section 32, Township 16 North, Range 3 East, Vicksburg, Warren County, Mississippi.

Ex. B-67

TRACT ELEVEN

That certain tract of land lying between the center line of Old Warrenton Road (abandoned) and present U. S. Highway 61 and 80, in Section 32, Township 16, Range 3 East, Warren County, Mississippi, more particularly described as follows, to-wit:

Begin at U. S. National Military Park Marker No. 389 and run thence South 88 degrees 25 minutes east a distance of 15 feet to the point of beginning; run thence north 3 degrees 39 minutes 30 seconds east a distance of 100.15 feet to a point; run thence north 18 degrees 39 minutes east a distance of 75.56 feet to a point; run thence north 38 degrees 57 minutes east a distance of 110.49 feet to a point on the west right-of-way line of present U. S. Highway 61 and 80; run thence south 20 degrees 34 minutes west along said right-of-way line a distance of 119.61 feet to a point; run thence south 18 degrees 14 minutes west along said right-of-way line a distance of 153.10 feet to a point; run thence north 88 degrees 25 minutes west a distance of 10.4 feet to the point of beginning.

Ex. B-68

TRACT TWELVE

Beginning at a U. S. General Land Office Survey concrete marker erected in 1938 at the inter-section of the south line of the Vicksburg National Military Park adjacent to Confederate. Avenue with the section line running north and south dividing Sections Twenty-nine (29) and Thirty-one (31), Township Sixteen (16), Range Three (3) East, and running thence along the south line of said Park, north 50 degrees 35 minutes west, forty-five and 15/100 (45.15) feet to the Park Stone Number 408; thence, continuing on the same course, nine and 66/100 (9.66) feet to a point in the east line of the right-of-way of Mississippi U.S. Highways 61 and 80; thence, along said east line of said Highway, which is an arc to the right the chord of which is one hundred and twenty-one and 23/100 (121.23) feet with a bearing of South 15 degrees 43 minutes west; thence, continuing along the east line of said right-of-way, south 20 degrees 52 minutes West, eighteen and 77/100 (18.77) feet to the northwest corner of a lot conveyed by L. C. Latham to Old South Motors, Inc, by deed recorded in Book 278 on Page 374 of the Record of Deeds of said County; thence, south 68 degrees 03 minutes East, along the north line of said Old South Motors, Inc., two hundred (200) feet, thence North 21 degrees 57 minutes East, seventy-one and 29/100 (71.29) feet to an intersection with the south line of said Military Park; thence North 50 degrees 35 minutes West, one hundred seventy-one and 24/100 (171.24) feet to the point of beginning, being in Sections 29 and 31, Township 16, Range 3 East, and being a portion of the same land conveyed to L. C. Latham by Lucy B. Dabney by deed dated August 27, 1946, and recorded in Book 258 at Page 22 of the Land Deed Records of Warren County, Mississippi.

Ex. B-69

TRACT THIRTEEN

TRACT I

Beginning at a United States General Land Office Survey concrete marker located on the intersection of the section line which divides Sections 29 and 31, Township 16 North, Range 3 East, with the Vicksburg National Military Park boundary line, said marker being 269.08 feet North of the Southeast corner of said Section 31 and the Southwest corner of said Section 29; thence North sixty-eight (68) degrees and twenty-eight (28) minutes West from said marker a distance of 36.4 feet; thence South twenty-one (21) degrees and thirty-two (32) minutes West a distance of 197.2 feet to a point on the East right-of-way line of Miss. U. S. Highways Nos. 61 and 80 and continuing South twenty-one (21) degrees and thirty-two (32) minutes West along East right-of-way line of said Highways a distance of 289 feet to an iron pin; thence continuing South twenty-one (21) degrees and thirty-two (32) minutes West along East right-of-way line of said Highways a distance of 242.50 feet to an iron pin marking the Southwest corner of a tract of land described in Deed Book 324, Page 295 and the POINT OF BEGINNING:

THENCE run South 68 degrees 26 minutes 22 seconds East, along the South line of said tract and along the South line of a tract of land described in Deed Book 780, Page 219, 350.02 feet, to the Southeast corner of said tract;

THENCE run North 21 degrees 32 minutes 00 second East, 175.90 feet, along the East line of said tract to the Northeast corner thereof;

THENCE run North 74 degrees 00 minutes 00 second West, along the North lines of the aforementioned tract 150.90 feet, to a point on the East line of a tract of land described in Deed Book 254, Page 447;

THENCE run North 21 degrees 32 minutes 00 seconds East, along the East line of said tract 100.50 feet to a found iron pin, the Northeast corner thereof;

THENCE run North 73 degrees 57 minutes 01 seconds West, along the North line of said tract 200.74 feet to the Northwest corner thereof, same being on the East right-of-way line of said Highways 61 and 80;

Ex. B-70

THENCE along said right-of-way, run South 21 degrees 32 minutes 00 seconds West, 242.50 feet to the POINT OF BEGINNING; containing 1.74 acres, more or less, LESS AND EXCEPT the hereinbelow described 0.03 acre Tract (hereinafter the “Reserved Tract”), leaving a net acreage of 1.71 acres, more or less, to-wit:

Beginning at a United States General Land Office Survey concrete marker located on the intersection of the section line which divides Sections 29 and 31, Township 16 North, Range 3 East, with the Vicksburg National Military Park boundary line, said marker being 269.08 feet North of the Southeast corner of said Section 31 and the Southwest corner of said Section 29; thence North sixty-eight (68) degrees and twenty-eight (28) minutes West from said marker a distance of 36.4 feet; thence South twenty-one (21) degrees and thirty-two (32) minutes West a distance of 197.2 feet to a point on the East right of way line of Miss. U. S. Highways Nos. 61 and 80 and continuing South twenty-one (21) degrees and thirty-two (32) minutes West along East right of way line of said Highways a distance of 289 feet to an iron pin marking the Northwest corner of the herein above described TRACT I; thence leaving said East right of way line of Miss. U. S. Highways Nos. 61 and 80, run along the North line of the above described TRACT I, South 73 degrees 57 minutes 01 seconds East, 349.64 feet to the POINT OF BEGINNING:

THENCE continue along said North line of above described TRACT I, South 73 degrees 57 minutes 01 seconds East, 51.10 feet to the Northeast corner thereof;

THENCE along the East line of said TRACT I, run South 21 degrees 32 minutes 00 seconds West, 21.60 feet;

THENCE leaving said East line, run North 73 degrees 57 minutes 01 seconds West and parallel to the said North line of TRACT I, 51.10 feet;

THENCE run North 21 degrees 32 minutes 00 seconds East and parallel to the said East line of TRACT I, 21.60 feet to the POINT OF BEGINNING, containing 0.03 acres, more or less.

TRACT II

Beginning at a point on the west line of Warrenton Road, a distance of fifty (50) feet in a northerly direction from the northeast corner of that certain tract of land which is described in, and which was conveyed to the United States of America by, that certain deed bearing date the 24th day of January, 1920, executed by Thomasene H. Woolsey and M. E. Hughes, which is recorded in Deed Book No. 93, at Page 268, of the Land Records in the office of the Clerk of the Chancery Court of said Warren County; running thence North along the west line of said Warrenton Road a distance of 199.95 feet; thence North seventy-five (75) degrees twenty-three (23) minutes and four (04) seconds West, a distance of eight hundred (800) feet, more or less, to the west line of that certain lot, tract or parcel of land which was conveyed to Eliza B.

Ex. B-71

Humphreys and Priscilla Brady by W. G. Kiger by deed bearing date the 20th day of December, 1923, recorded in Deed Book 156, at Page 48, of the land records aforesaid; thence in a Southerly direction along the west line of the land so conveyed to Eliza B. Humphreys and Priscilla Brady by the said W. G. Kiger, a distance of 199.95 feet, thence South seventy-five (75) degrees twenty-three (23) minutes and four (04) seconds East, a distance of eight hundred (800) feet, more or less, to the point of beginning; containing four (4) acres, more or less and being a part of Section Thirty-two (32), in Township Sixteen (16) North, Range Three (3) East, and being the same property described in that certain conveyance to The Mississippi Power and Light Company dated May 13, 1925, appearing of record in Deed Book 158, at page 424, of the Land Records of Warren County, Mississippi.

Ex. B-72

TRACT FOURTEEN

Parcel One:

A parcel of land situated in Section 32, Township 16 North, Range 3 East and being a part of that tract of land described as Parcel 1 in the conveyance to Lucy B. Dabney by deed recorded in Deed Book 206 at Page 205 of the records of the Chancery Clerk of Warren County, Mississippi, being more particularly described as follows:

Beginning at the intersection of the South boundary of Lucy Bryson Street as described in deed recorded in Deed Book 282 at Page 55 of the records of the Chancery Clerk of Warren County, Mississippi, with the East right-of-way line of Mississippi Highway 61 and U. S. Highway 80, which point is 15.0 feet as measured along the East right-of-way line of said Highways 61 and 80 from the South boundary of Mississippi Power and Light Company’s 80 foot wide right-of-way as described in deed recorded in Deed Book 158 at Page 511 of the records of the Chancery Clerk of Warren County, Mississippi; run thence South 67 degrees 30 minutes East and along the South boundary of Lucy Bryson Street 150 feet; run thence South 21 degrees 30 minutes West 195.60 feet, more or less, to the North boundary of the W. T. Sheffield, Sr. property as described in deed recorded in Deed Book 388 at Page 179 of the records of the Chancery Clerk of Warren County, Mississippi; run thence North 69 degrees 11 minutes West and along the North line of the said W. T. Sheffield property through an existing 3/4 inch iron bar 150 feet, more or less, to the East right-of-way line of Mississippi Highway 61 and U. S. Highway 80; run thence Northeasterly and along a 00 degree 48 minute curve in the said Eastern right-of-way of said Highways 194.10 feet to the tangent point of said curve, said curve having a chord bearing North 21 degrees 30 minutes East 194.10 feet; run thence North 22 degrees 17 minutes East and along said highway right-of-way 5.90 feet, more or less, to the point of beginning;

Being the same land described in that certain WARRANTY DEED dated October 10, 1968, Leo Hall, Grantor, to Humble Oil & Refining Company, a Delaware corporation, (now Exxon Corporation), Grantee and recorded in Official Records of Warren County, in Deed Book 448 at Page 456, and the same lands and improvements thereafter conveyed by Exxon Corporation,

Ex. B-73

successor by merger to Humble Oil & Refining Company) by deed recorded in Deed Book 574 at Page 292 of the aforesaid Land Records of Warren County, Mississippi.

PARCEL TWO:

Being situated in Section 32, Township 16 North, Range 3 East, Warren County, Vicksburg, Mississippi and being a part of that tract known as Parcel 1 as conveyed to Lucy B. Dabney and recorded in Deed Book 206 at Page 205 of the Chancery Records of Warren County, Mississippi and being more particularly described as follows: Commence at the intersection of the South Boundary of Lucy Bryson Street as recorded in Deed Book 282 at Page 55 of the Chancery Records of Warren County, Mississippi, with the East right of way line of Mississippi Highway 61 and U.S. Highway 80, which point is 150.00 feet, as measured along the East right of way line of said Highways 61 and 80, from the South Boundary of Mississippi Power and Light Company’s 80 foot wide right of way as recorded in Deed Book 158 at Page 511 of the Chancery Records of Warren County, Mississippi; run thence South 67 degrees 30 minutes East and along the South Boundary of Lucy Bryson Street, 150.00 feet to the point of beginning for the property herein described; continue thence South 67 described 30 minutes East and along the South Boundary of Lucy Bryson Street, 50.09 feet to an iron pipe; run thence South 21 degrees 10 seconds West, 194.15 feet to an iron bar; run thence North 69 degrees 11 minutes West, 51.25 feet; run thence North 21 degrees 30 minutes East, 195.60 feet to the point of beginning.

Being the same land described in that certain Substituted Trustee’s Deed dated February 19, 1985, in favor of David McDonald d/b/a McDonald Land Developers and Evelyn McDonald, recorded in Official Records of Warren County, in Deed Book 740 at Page 112, the undivided  1⁄2 interest of the said Evelyn McDonald having thereafter been conveyed to Evelyn McDonald, Trustee of the Evelyn McDonald Revocable Trust u/t/d March 15, 2000, as Parcel 3 within deed dated April 4, 2000, recorded in Deed Book 1200 at Page 783 of the aforesaid Land Records of Warren County, Mississippi.

Ex. B-75

Parcel Three:

Part of Section 32, Township 16 North, Range 3 East, Warren County, Mississippi, described as follows:

Beginning at a point in the East line of Warrenton Road as marked by a steel rod that lies South 87 degrees 03 minutes East a distance of 115.3 feet from a Vicksburg National Military Park boundary marked #389-B, said boundary marker being shown on the maps of the Vicksburg National Military Park recorded in the office of: the Chancery Clerk, Warren County, Mississippi, said point of beginning also lies a distance of 198 feet, more or less, as measured in a Southerly direction from the South line of Bryson Street at the East line of Warrenton Road, thence from said point of beginning run East at right angles with Warrenton Road a distance of Two Hundred (200) feet to a point and run thence in a Southerly direction on a line parallel with the East line of Warrenton Road a distance of 75 feet to a point, run thence in a Westerly direction on a line parallel with the North line of the tract or parcel herein described a distance of 200 feet to the East line of Warrenton Road, run thence in a Northerly direction along the East line of Warrenton Road a distance of 75 feet to the point of beginning.

Being the same land described in that certain Warranty Deed dated October 11, 1982, conveying an undivided  3⁄4 interest therein in favor of David McDonald and an undivided  1⁄4 interest therein in favor of Edward McDonald, recorded in Official Records of Warren County, in Deed Book 676 at Page 197, the undivided  1⁄4 interest of the said Edward McDonald having thereafter been conveyed to David L. McDonald (being the same individual known as David L. McDonald) within deed dated March 28, 1985, recorded in Deed Book 742 at Page 457 of the aforesaid Land Records of Warren County, Mississippi.

Ex. B-76

Ameristar Kansas City

GAMING PROPERTY

TRACT 1:

Lot 1, “KANSAS CITY STATION,” a subdivision of land in the City of Kansas City, Clay County, Missouri, according to the recorded plat thereof.

TRACT 2:

Lot 3, KANSAS CITY STATION, a subdivision of land in Kansas City, Clay County, Missouri, according to the recorded plat thereof.

TRACT 3:

Lots 1 to 6, both inclusive, all of Lot 8, and all that part of Lots 7, 9, 10 and 12 lying Northerly of the Northerly line of the Birmingham Drainage District Levee, in Block 40;

Lots 1-15, both inclusive (EXCEPT the part of said Lot 14 lying Southerly from the Northerly line of Birmingham Drainage District Levee), in Block 42;

Lots 2 and 4 (EXCEPT the part thereof lying Southerly of the Northerly line of Birmingham Drainage District Levee), in Block 43;

Lots 1 - 18, both inclusive, in Block 44;

Lots 1, 2, 3, 4, 6 and 8, and all that part of Lots 5, 7 ,9, 10 and 12 lying Northerly of the Northerly line of Birmingham Drainage District Levee, in Block 45;

Lots 1, 2, 3, 7, 10, 12, 14, 16,18 and 20; the West 21.38 feet of Lot 4, and the West 33.28 feet of Lots 8, 9, 11, 13, 15, 17, 19 and 21, in Block 47;

Lots 1, 3, 5, 7, 9 and 11, and the West 33.28 feet of Lots 2, 4, 6, 8, 10 and 12, in Block 48;

Together with:

All vacated alleys or portions thereof which lie adjacent to said lots or portions of lots.

Vacated Third (3rd) Street lying between the East line of Liberty Street and the extended East line of said West portion of said Lot 4, in Block 47;

All of vacated Cherry street, Vine Street and Hickory Street lying between the South line of Third (3rd) Street and the Northerly line of Birmingham Drainage District Levee;

Ex. B-77

All of vacated Second (2nd) Street lying between the Northerly line of the Birmingham Drainage District Levee and the extended East line of the West 33.28 feet of Lot 2, in said Block 48;

All of vacated Main Street lying East of the Northerly line of said Birmingham Drainage District Levee and West of the extended East line of the West 33.28 feet of Lot 12, in said Block 48;

All in the PLAN OF RANDOLPH, a subdivision in the Village of Randolph, Clay County, Missouri; EXCEPT from the foregoing Tract 3 the following described property conveyed to Kansas City Power & Light Company by Special Warranty Deed recorded in Book 2620, Page 663 as Document No. N20860 in the Official Records of Clay County, Missouri;

All that part of Block 40 and 42, in the PLAN OF RANDOLPH, Village of Randolph, Clay County, Missouri, together with portions of the vacated alleys, Cherry Street and Second (2nd) Street that lies within the following property:

Beginning at the Northerly right of way line of the Birmingham Drainage District Levee as described in Book 470, Page 522 in the Clay County Recorder of Deeds Office and the Westerly line of Block 40, PLAN OF RANDOLPH; thence North 0 degrees 45 minutes 58 seconds East along said Westerly line of Block 40, 248.69 feet; thence North 82 degrees 02 minutes 28 seconds East, 71.54 feet; thence South 73 degrees 59 minutes 40 seconds East parallel to the said Northerly Levee Right of Way, 395.00 feet; thence South 16 degrees 00 minutes 20 seconds West, 269.00 feet to the said Northerly Levee Right of Way; thence North 73 degrees 59 minutes 40 seconds West along said Northerly Levee Right of Way, 395.00 feet to the point of beginning.

TRACT 4:

Lot 2, of “KANSAS CITY STATION,” a subdivision of land in the City of Kansas City, Clay County, Missouri, according to the recorded plat thereof.

TRACT 5:

A tract of land being part of Blocks 47 - 50 of “THE PLAN OF RANDOLPH”, a subdivision of land in Clay County, Missouri, and a part of the South One Half of the Southwest Quarter of Section 10, Township 50, Range 32 and a part of the North One Half of the Northwest Quarter of Section 15, Township 50, Range 32, all being located in said Clay County, and more particularly described as follows: Commencing at the Southwest corner of the Southeast Quarter of the Southwest Quarter of said Section 10, Township 50, Rage 32 said point also being the Southeast corner of said “PLAN OF RANDOLPH”; thence South 89 degrees 29 minutes 02 seconds East (South 89 degrees 32 minutes 51 seconds Deed) a distance of 202.28

Ex. B-78

feet to the True Point of Beginning of the tract of land to be herein conveyed; thence North 0 degrees 19 minutes 54 seconds East (North 00 degrees 17 minutes 59 seconds Deed) parallel with the West line of said Quarter, Quarter Section of land a distance of 1082.25 feet (1082.72 Deed) to a point on the centerline of Birmingham Road; thence South 80 degrees 42 minute 36 seconds West (80 degrees 42 minutes 29 seconds West Deed) a distance of 205.16 feet (205.15 Deed) to a point on said West line of said Quarter, Quarter Section of land; thence South 81 degrees 42 minutes 58 seconds West (South 81 degrees 35 minutes 00 seconds West Deed) and continuing along said center line of said Birmingham Road a distance of 301.11 feet (301.20 Deed); thence South 00 degrees 19 minutes 54 seconds West (South 0 degrees 17 minutes 59 seconds West Deed) parallel with the West line of said Quarter, Quarter Section of land a distance of 1001.24 feet (1001.56 Deed) to a point on the South line of said “PLAN OF RANDOLPH” said point also being on the North line of said Northwest Quarter of said Section 15; thence South 0 degrees 29 minutes 26 seconds West (South 0 degrees 17 minutes 59 seconds West Deed) a distance of 94.08 feet (93.90 Deed) to a point on the Northerly right of way line of New Levee as described in Document No. A-302951 in the Office of the Recorder of Deeds, Clay County, Missouri; thence South 62 degrees 47 minutes 24 seconds East (South 62 degrees 50 minutes 31 seconds Deed) along said Northerly right of way a distance of 560.49 feet (560.46 Deed); thence North 00 degrees 23 minutes 23 seconds East (North 0 degree 17 minutes 59 seconds East Deed) parallel with the West line of the Northeast Quarter of the Northwest Quarter of said Section 15 a distance of 345.87 feet (345.78 Deed) to the Point of beginning.

EXCEPT: All that part of the above described property being platted as Lot 2, KANSAS CITY STATION, a subdivision of land Kansas City, Clay County, Missouri.

TRACT 6:

Leasehold Estate as created by Lease Agreement notice of which is given by Memorandum of Lease Agreement by and between Birmingham Drainage District, as Lessor, and Station/First Joint Venture, as Lessee, dated February 17, 1995 and filed July 7, 1995 as Document No. M-62089 in Book 2462 at Page 724.

Lessee’s Interest assigned to Kansas City Station Corporation by Ratification, Confirmation, Assignment and Amendment of Lease filed March 26, 1996 as Document No. M-91367 in Book 2539 at page 788.

Assignment of Lessee’s interest in Lease executed by Kansas City Station Corporation to Ameristar Casino Kansas City, Inc., dated December 20, 2000, filed December 20, 2000, as Document No. Q-27087.

Assignment of Lessee’s interest in Lease executed by Ameristar Casino Kansas City, LLC fka Ameristar Casino Kansas City, Inc. to Pinnacle Entertainment, Inc. dated as of April 28, 2016,

Ex. B-79

filed May 4, 2016 as Document No. 2016014085 in Book 7707 at page 81 in Clay County, Missouri.

Gold Merger Sub, LLC successor by merger to Pinnacle Entertainment, Inc filed in Book 7707 at Page 135 in Clay County, Missouri;

As to the following tract:

A tract of land in the South 1/2 of Section 10, T50N, R32W and part of fractional Section 15, T50N, R32W and part of the PLAN OF RANDOLPH, Clay County, Missouri more particularly described as follows: Beginning at a point on the South line of said Section 10, which is 441.63 feet (442.1 Deed) West of the Southeast Corner of said Section 10; Thence South 89 degrees 09 minutes 01 seconds East (South 89 degrees 32 minutes 51 seconds East Deed) a distance of 50.88 feet to a point on the Westerly right-of-way line of the Chicago, Milwaukee, St Paul; and Pacific Railroad, and the Chicago Rock Island and Pacific Railroads; thence South 45 degrees 59 minutes 10 seconds West (South 45 degrees 35 minutes 24 seconds West Deed) along the said right-of-way, 2336.75 feet (2336.29 Deed) to a point on the Northerly right-of-way line of the new levee WHICH IS THE TRUE POINT OF BEGINNING; thence North 45 degrees 02 minutes 28 seconds West (North 45 degrees 22 minutes 17 seconds West Deed) along Northeasterly right-of-way line of the new levee, as described in Document No. A-032951 in the Office of the Recorder of Deeds, Clay County, Missouri, 895.03 feet (886.59 Deed) to a point of curve; thence along a curve to the left having a radius of 3354.35 feet and a central angle of 17 degrees 24 minutes 55 seconds a distance of 1019.57 feet; thence North 62 degrees 27 minutes 23 seconds West (North 62 degrees 47 minutes 12 seconds West on Deed) along said levee right-of-way, 763.50 feet; thence south 00 degrees 00 minutes 00 seconds West to the low water mark of the Missouri River; thence downstream in a Southeasterly direction along said low water mark to a point South 45 degrees 59 minutes 10 seconds West of the True Point of Beginning; thence North 45 degrees 59 minutes 10 seconds East to the TRUE POINT OF BEGINNING.

TRACT 7:

Leasehold Estate as created by the Lease Agreement notice of which is given by Memorandum of Lease Agreement by and between Birmingham Drainage District, as Lessor, and Station/First Joint Venture, as Lessee, dated February 17, 1995 and filed July 7, 1995, as Document No. M-62089 in Book .2462 at Page 724.

Lessee’s interest assigned to Kansas City Station Corporation by Ratification, Confirmation, Assignment and Amendment of Lease filed March 26, 1996 as Document No. M-91367 in Book 2539 at Page 788.

Ex. B-80

Assignment of Lessee’s interest in Lease executed by Kansas City Station Corporation to Ameristar Casino Kansas City, Inc., dated December 20, 2000, filed December 20, 2000, as Document No. Q-27087.

Assignment of Lessee’s interest in Lease executed by Ameristar Casino Kansas City, LLC fka Ameristar Casino Kansas City, Inc. to Pinnacle Entertainment, Inc. dated as of April 28, 2016, filed May 4, 2016 as Document No. 2016014085 in Book 7707 at page 81 in Clay County, Missouri.

Gold Merger Sub, LLC successor by merger to Pinnacle Entertainment, Inc filed in Book 7707 at Page 135 in Clay County, Missouri;

As to the following tract:

Commencing at a point where the Westerly line of Block 40, PLAN OF RANDOLPH, intersects with the Northerly right of way line of Birmingham Drainage District Levee; thence South 73 degrees 59 minutes 40 seconds East along said right-of -way 659.49 feet; thence South 56 degrees 59 minutes 49 seconds East along said right-of-way 220.52 feet; thence South 62 degrees 43 minutes 15 seconds East along said right-of-way 607.23 feet; thence South 00 degrees 00 minutes 00 seconds West to the low water mark of the Missouri River, thence upstream in a Northwesterly direction along the low water mark of the Missouri River to a point where said low water mark intersects with the Westerly line of Block 40, PLAN OF RANDOLPH; thence Northerly along the Westerly line of Block 40, PLAN OF RANDOLPH, to the Point of Beginning.

WETLANDS PROPERTY (Tracts 8 & 9):

TRACT 8:

The South 30 acres of the Southeast Quarter of the Northeast Quarter of Section 27, Township 51, Range 30, in Jackson County, Missouri, EXCEPT that part taken by Corp of Engineers, U.S. Army In Civil Action No. 11247.

TRACT 9:

The Northeast Quarter of the Southeast Quarter of Section 27, Township 51, Range 30, Jackson County, Missouri; EXCEPT that part lying South of the Missouri River, all of said Quarter Quarter Section being subject to a perpetual easement granted to the United States of America over and across said land, as created under instrument designated “Easement” filed under Document No. 685882 in Book 1316 at Page 492.

TRACT 10:

Ex. B-81

Parcel 1:

AN UNDIVIDED 2/3 INTEREST IN AND TO THE FOLLOWING DESCRIBED LAND:

All of Block 41, lying South of the Southerly line of the Birmingham Drainage District Levee, in the PLAN OF RANDOLPH, a subdivision of land in Clay County, Missouri.

Parcel 2:

AN UNDIVIDED 2/3 INTEREST IN AND TO THE FOLLOWING DESCRIBED LAND:

All of Blocks 38, 39, 43 and 45, EXCEPT Lots 18 and 20, of Block 39, lying South of the Southerly line of the Birmingham Drainage District Levee, all in the PLAN OF RANDOLPH, a subdivision of land in Clay County, Missouri.

Parcel 3:

Also; All of Block 94, lying South and West of the Southerly and Westerly line of the Birmingham Drainage District Levee in NORTH KANSAS CITY IMPROVEMENT COMPANY’S FIRST ADDITION TO RANDOLPH, a subdivision of land in Clay County, Missouri.

Ex. B-82

Ameristar St. Charles

PARCEL NO. 1-TRACT 1:

PART OF (DUE TO LOCATION OF MISSOURI RIVER AS SURVEYED DURING AUGUST, 2000) “LOT 1 OF ST. CHARLES RIVERFRONT STATION”, A SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 33 PAGES 40-41 OF THE ST. CHARLES COUNTY RECORDS, BEING ALSO PART OF LOTS 2, 3 AND 4 IN BLOCK 1 OF EVANS SURVEY OF THE ST. CHARLES COMMONS, TOWNSHIP 46 NORTH, RANGE 5 EAST OF THE FIFTH PRINCIPAL MERIDIAN, ST. CHARLES COUNTY, MISSOURI, AND BEING PART DESCRIBED AS A TRACT OF LAND BEING PART OF LOTS 2, 3 AND 4 IN BLOCK 1 OF EVANS SURVEY OF THE COMMONS OF ST. CHARLES, TOWNSHIP 46 NORTH, RANGE 5 EAST OF THE FIFTH PRINCIPAL MERIDIAN, ST. CHARLES COUNTY MISSOURI AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTH RIGHT-OF-WAY LINE OF MISSOURI INTERSTATE HIGHWAY 70 WITH THE EAST LINE OF THE OLD M.K.T. RAILROAD RIGHT-OF-WAY (60 FEET WIDE), SAID RIGHT-OF-WAY NOW BELONGING TO THE DEPARTMENT OF NATURAL RESOURCES AS DESCRIBED IN DEED RECORDED IN BOOK 1222 PAGE 2 OF THE ST. CHARLES COUNTY RECORDS, SAID POINT BEING ALSO 150.00 FEET PERPENDICULARLY DISTANT NORTH OF MISSOURI INTERSTATE 70 CENTERLINE STATION 10 + 31.65; THENCE NORTHWARDLY ALONG SAID EAST LINE OF THE DEPARTMENT OF NATURAL RESOURCES PROPERTY, THE FOLLOWING COURSES AND DISTANCES, NORTH 27° 24’ 14” EAST 1115.89 FEET; NORTH 27° 05’ 36” EAST 94.35 FEET; NORTH 27° 42’ 46” EAST 99.62 FEET; NORTH 28° 32’ 22” EAST 99.78 FEET; AND NORTH 29° 48’ 14” EAST 63.63 FEET TO A POINT IN THE SOUTH LINE OF PROPERTY CONVEY TO THE CITY OF ST. CHARLES AS RECORDED IN ST. CHARLES COUNTY RECORDS; THENCE SOUTH 68° 29’ 58” EAST ALONG THE SOUTH LINE OF SAID CITY OF ST. CHARLES PROPERTY 670.35 FEET TO A POINT ON THE CENTERLINE OF AN EXISTING SLOUGH AS SURVEYED DECEMBER 16, 1991; THENCE NORTHWARDLY ALONG SAID CENTERLINE OF A SLOUGH AS SURVEYED THE FOLLOWING COURSES AND DISTANCES, NORTH 46° 49’ 21” EAST 63.22 FEET; NORTH 43° 17’ 48” EAST 103.70 FEET; NORTH 52° 01’ 54” EAST 47.41 FEET; NORTH 46° 15’ 21” EAST 179.08 FEET; NORTH 22° 59’ 38” EAST 58.10 FEET; NORTH 32° 24’ 24” EAST 81.38 FEET; THENCE NORTH 41° 45’ 28” EAST 146.54 FEET; NORTH 54° 10’ 18” EAST 73.53 FEET; NORTH 84° 20’ 08” EAST 54.02 FEET; AND SOUTH 64° 31’ 27” EAST 43.98 FEET TO A POINT AT THE EXISTING WATERS EDGE OF THE MISSOURI RIVER AS SURVEYED ON AUGUST 15, 2000; THENCE SOUTHWARDLY ALONG SAID WATERS EDGE OF THE MISSOURI RIVER THE FOLLOWING COURSES AND DISTANCES, SOUTH 04° 40’ 56” WEST 58.96 FEET; SOUTH 20° 37’ 10” WEST 144.59 FEET; SOUTH 15° 36’ 33” WEST 170.49 FEET; SOUTH 11° 22’ 46” WEST 266.35 FEET; SOUTH 62° 45’ 45” WEST 103.99 FEET; SOUTH 53° 40’ 19” WEST 42.35 FEET; SOUTH 64° 20’ 18” WEST 57.89 FEET; SOUTH 10° 12’ 11” WEST 54.10 FEET; SOUTH 04° 28’ 33” WEST 51.91 FEET; SOUTH 08° 54’ 23” WEST 50.66 FEET; SOUTH 09° 59’ 43” WEST 52.63 FEET; SOUTH 05° 46’ 36” WEST 60.43 FEET; SOUTH 82° 02’ 04” EAST 8.33 FEET; SOUTH 07° 36’ 46” WEST 23.81 FEET; SOUTH 33° 58’ 10” WEST 41.58 FEET; SOUTH 49° 07’ 58” WEST 10.25 FEET; SOUTH 07° 26’ 05” WEST 33.98 FEET; SOUTH 50° 52’ 14” EAST 16.93 FEET, SOUTH 00° 56’ 40” EAST 70.98 FEET; SOUTH 11° 01’ 30” WEST 68.44 FEET; SOUTH 52° 33’ 05”

Ex. B-83

WEST 30.14 FEET; SOUTH 07° 11’ 22” WEST 33.78 FEET; SOUTH 02° 08’ 10” EAST 5.59 FEET; SOUTH 46° 59’ 08” EAST 27.82 FEET; SOUTH 11° 09’ 56” WEST 66.05 FEET; SOUTH 18° 15’ 25” WEST 19.33 FEET; SOUTH 75° 51’ 25” EAST 118.39 FEET; SOUTH 14° 08’ 35” WEST 396.00 FEET; NORTH 75° 51’ 25” WEST 3.83 FEET; AND SOUTH 14° 08’ 35” WEST 424.61 FEET TO A POINT IN THE AFORESAID NORTH RIGHT-OF-WAY LINE OF MISSOURI INTERSTATE HIGHWAY 70; THENCE NORTH 65° 53’ 14” WEST ALONG SAID NORTH RIGHT-OF-WAY LINE, 1525.41 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 1-TRACT 2:

LOT 2 OF “ST CHARLES RIVERFRONT STATION”, A SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 33 PAGES 40-41 OF THE ST. CHARLES COUNTY RECORDS, BEING ALSO PART OF LOTS 3 AND 4 IN BLOCK 1 OF EVANS SURVEY OF THE ST. CHARLES COMMONS, TOWNSHIP 46 NORTH, RANGE 5 EAST OF THE FIFTH PRINCIPAL MERIDIAN, ST. CHARLES COUNTY, MISSOURI.

PARCEL NO. 1A:

RIGHTS OF ACCESS UNDER ROAD CROSSING LICENSE NO. STC 9401, NOTICE OF WHICH IS SET FORTH IN MEMORANDUM RECORDED IN BOOK 1735 PAGE 152, OVER THE FOLLOWING DESCRIBED PROPERTY:

PARCEL NO. A:

A TEMPORARY ROAD CROSSING OVER: A TRACT OF LAND BEING PART OF LOT 4 IN BLOCK 1 OF EVANS SURVEY OF THE ST. CHARLES COMMONS, TOWNSHIP 47 NORTH, RANGE 5 EAST, OF THE FIFTH PRINCIPAL MERIDIAN, CITY OF ST. CHARLES, MISSOURI, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF A TRACT OF LAND CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC. BY DEED RECORDED IN BOOK 1523 PAGE 38 OF THE ST. CHARLES COUNTY RECORDS, SAID POINT BEING ON THE EASTERN LINE OF A TRACT CONVEYED TO THE DEPARTMENT OF NATURAL RESOURCES BY DEED RECORDED IN BOOK 1222 PAGE 2 OF THE ST. CHARLES COUNTY RECORDS, AND THE NORTHERN RIGHT-OF-WAY OF MISSOURI INTERSTATE HIGHWAY 70; THENCE ALONG THE EASTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT BEING THE WESTERN LINE OF SAID ST. CHARLES RIVERFRONT STATION TRACT, NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST, 149.04 FEET TO THE ACTUAL POINT OF BEGINNING OF THE DESCRIPTION HEREIN; THENCE LEAVING SAID LINE NORTH 62 DEGREES 35 MINUTES 46 SECONDS WEST, 60.00 FEET TO A POINT ON THE WESTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT, BEING THE EASTERN LINE OF A TRACT OF LAND CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC. BY DEED RECORDED IN BOOK 1623 PAGE 124 OF THE ST. CHARLES COUNTY RECORDS; THENCE ALONG SAID LINE NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST 60.00 FEET; THENCE LEAVING SAID LINE SOUTH 62 DEGREES 35 MINUTES 46 SECONDS EAST, 60.00 FEET TO A POINT ON THE AFORESAID EASTERN LINE OF

Ex. B-84

THE DEPARTMENT OF NATURAL RESOURCES TRACT; THENCE ALONG SAID LINE SOUTH 27 DEGREES 24 MINUTES 14 SECONDS WEST, 60.00 FEET TO THE ACTUAL POINT OF BEGINNING, AS PER CALCULATIONS BY BAX ENGINEERING CO., INC. DURING THE MONTH OF MAY, 1994.

PARCEL NO. B:

A TEMPORARY ENTRANCE ROAD CROSSING OVER:

A TRACT OF LAND BEING PART OF LOT 3 IN BLOCK 1 OF EVANS SURVEY OF THE ST. CHARLES COMMONS, TOWNSHIP 46 NORTH, RANGE 5 EAST, OF THE FIFTH PRINCIPAL MERIDIAN, CITY OF ST. CHARLES, MISSOURI, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF A TRACT OF LAND CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC., BY DEED RECORDED IN BOOK 1523 PAGE 38 OF THE ST. CHARLES COUNTY RECORDS, SAID POINT BEING ON THE EASTERN LINE OF A TRACT CONVEYED TO THE DEPARTMENT OF NATURAL RESOURCES BY DEED RECORDED IN BOOK 1222 PAGE 2 OF THE ST. CHARLES COUNTY RECORDS, AND THE NORTHERN RIGHT-OF-WAY LINE OF MISSOURI INTERSTATE HIGHWAY 70; THENCE ALONG THE EASTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT BEING THE WESTERN LINE OF SAID ST. CHARLES RIVERFRONT STATION TRACT, NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST 287.94 FEET TO THE ACTUAL POINT OF BEGINNING OF THE DESCRIPTION HEREIN; THENCE LEAVING SAID LINE NORTH 62 DEGREES 35 MINUTES 46 SECONDS WEST, 60.00 FEET TO A POINT ON THE WESTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT, BEING THE EASTERN LINE OF A TRACT CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC., BY DEED RECORDED IN BOOK 1623 PAGE 124 OF THE ST. CHARLES COUNTY RECORDS; THENCE LEAVING SAID LINE NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST, 245.95 FEET; THENCE LEAVING SAID LINE SOUTH 62 DEGREES 35 MINUTES 46 SECONDS EAST, 60.00 FEET TO THE AFORESAID EAST LINE OF DEPARTMENT OF NATURAL RESOURCES TRACT; THENCE ALONG SAID LINE SOUTH 27 DEGREES 24 MINUTES 14 SECONDS WEST, 245.95 FEET TO THE ACTUAL POINT OF BEGINNING, AS PER CALCULATIONS BY BAX ENGINEERING CO., INC., DURING THE MONTH OF MAY, 1994.

PARCEL NO. C:

A PERMANENT ENTRANCE ROAD CROSSING OVER:

A TRACT OF LAND BEING PART OF LOT 3 IN BLOCK 1 OF EVANS SURVEY OF THE ST. CHARLES COMMONS, TOWNSHIP 46 NORTH, RANGE 5 EAST, OF THE FIFTH PRINCIPAL MERIDIAN, CITY OF ST. CHARLES, MISSOURI, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF A TRACT OF LAND CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC. BY DEED RECORDED IN BOOK 1523 PAGE 38 OF THE ST. CHARLES COUNTY RECORDS, SAID POINT BEING ON THE EASTERN LINE OF A TRACT CONVEYED TO THE DEPARTMENT OF NATURAL RESOURCES BY DEED RECORDED IN BOOK 1222 PAGE 2 OF THE ST. CHARLES COUNTY RECORDS, AND THE NORTHERN RIGHT-OF-WAY LINE OF MISSOURI INTERSTATE HIGHWAY 70; THENCE ALONG THE EASTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT

Ex. B-85

BEING THE WESTERN LINE OF SAID ST. CHARLES RIVERFRONT STATION TRACT NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST, 287.94 FEET TO THE ACTUAL POINT OF BEGINNING OF THE DESCRIPTION HEREIN; THENCE LEAVING SAID LINE NORTH 62 DEGREES 35 MINUTES 46 SECONDS WEST, 60.00 FEET TO A POINT ON THE WESTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT, BEING THE EASTERN LINE OF A TRACT CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC., BY DEED RECORDED IN BOOK 1623 PAGE 124 OF THE ST. CHARLES COUNTY RECORDS; THENCE LEAVING SAID LINE NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST, 245.96 FEET; THENCE LEAVING SAID LINE SOUTH 62 DEGREES 35 MINUTES 46 SECONDS EAST, 60.00 FEET TO THE AFORESAID EAST LINE OF DEPARTMENT OF NATURAL RESOURCES TRACT; THENCE ALONG SAID LINE SOUTH 27 DEGREES 24 MINUTES 14 SECONDS WEST, 245.95 FEET TO THE ACTUAL POINT OF BEGINNING, AS PER CALCULATIONS BY BAX ENGINEERING CO., INC. DURING THE MONTH OF MAY, 1994.

PARCEL NO. D:

A TEMPORARY CONSTRUCTION LICENSE A OVER:

A TRACT OF LAND BEING PART OF LOT 3 IN BLOCK 1 OF EVANS SURVEY OF THE ST. CHARLES COMMONS, TOWNSHIP 46 NORTH, RANGE 5 EAST, OF THE FIFTH PRINCIPAL MERIDIAN, CITY OF ST. CHARLES, MISSOURI, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF A TRACT OF LAND CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC., BY DEED RECORDED IN BOOK 1523 PAGE 38 OF THE ST. CHARLES COUNTY RECORDS, SAID POINT BEING ON THE EASTERN LINE OF A TRACT CONVEYED TO THE DEPARTMENT OF NATURAL RESOURCES BY DEED RECORDED IN BOOK 1222 PAGE 2 OF THE ST. CHARLES COUNTY RECORDS, AND THE NORTHERN RIGHT-OF-WAY LINE OF MISSOURI INTERSTATE HIGHWAY 70; THENCE ALONG THE EASTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT BEING THE WESTERN LINE OF SAID ST. CHARLES RIVERFRONT STATION TRACT NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST, 209.04 FEET TO THE ACTUAL POINT OF BEGINNING OF THE DESCRIPTION HEREIN; THENCE LEAVING SAID LINE NORTH 62 DEGREES 35 MINUTES 46 SECONDS WEST, 60.00 FEET TO THE WESTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT, BEING THE EASTERN LINE OF A TRACT CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC., BY DEED RECORDED IN BOOK 1623 PAGE 124 OF THE ST. CHARLES COUNTY RECORDS; THENCE ALONG SAID LINE NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST, 78.90 FEET; THENCE LEAVING SAID LINE SOUTH 62 DEGREES 35 MINUTES 46 SECONDS EAST, 60.00 FEET TO A POINT ON THE AFORESAID EAST LINE OF DEPARTMENT OF NATURAL RESOURCES TRACT; THENCE ALONG SAID LINE SOUTH 27 DEGREES 24 MINUTES 14 SECONDS WEST, 78.90 FEET TO THE ACTUAL POINT OF BEGINNING, AS PER CALCULATIONS BY BAX ENGINEERING CO., INC. DURING THE MONTH OF MAY 1994.

PARCEL NO. E:

A TEMPORARY CONSTRUCTION LICENSE B OVER:

A TRACT OF LAND BEING PART OF LOTS 3 AND 4 IN BLOCK 1 OF EVANS SURVEY OF THE ST. CHARLES COMMONS, TOWNSHIP 46 NORTH, RANGE 5 EAST, OF THE FIFTH PRINCIPAL

Ex. B-86

MERIDIAN, CITY OF ST. CHARLES, MISSOURI, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF A TRACT OF LAND CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC. BY DEED RECORDED IN BOOK 1523 PAGE 38 OF THE ST. CHARLES COUNTY RECORDS, SAID POINT BEING ON THE EASTERN LINE OF A TRACT CONVEYED TO THE DEPARTMENT OF NATURAL RESOURCES BY DEED RECORDED IN BOOK 1222 PAGE 2 OF THE ST. CHARLES COUNTY RECORDS, AND THE NORTHERN RIGHT-OF-WAY LINE OF MISSOURI INTERSTATE HIGHWAY 70; THENCE ALONG THE EASTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT BEING THE WESTERN LINE OF SAID ST. CHARLES RIVERFRONT STATION TRACT NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST, 533.89 FEET TO THE ACTUAL POINT OF BEGINNING OF THE DESCRIPTION HEREIN; THENCE LEAVING SAID LINE NORTH 62 DEGREES 35 MINUTES 46 SECONDS WEST, 60.00 FEET TO A POINT ON THE WESTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT, BEING THE EASTERN LINE OF A TRACT OF LAND CONVEYED TO WALTER C. F. AND MARLENE A. HISCHKE, JR. BY DEEDS RECORDED IN BOOK 1390 PAGE 1651 AND 1655 OF THE ST. CHARLES COUNTY RECORDS; THENCE ALONG SAID LINE NORTH 27 DEGREES 24 MINUTES 14 SECONDS EAST, 116.06 FEET; THENCE LEAVING SAID LINE SOUTH 62 DEGREES 35 MINUTES 46 SECONDS EAST, 60.00 FEET TO A POINT ON THE EASTERN LINE OF SAID DEPARTMENT OF NATURAL RESOURCES TRACT; THENCE ALONG SAID LINE SOUTH 27 DEGREES 24 MINUTES 14 SECONDS WEST, 116.06 FEET TO THE ACTUAL POINT OF BEGINNING, AS PER CALCULATIONS BY BAX ENGINEERING CO., INC., DURING THE MONTH OF MAY, 1994.

PARCEL NO. 2:

A TRACT OF LAND BEING PART OF U.S. SURVEY 165, AND PART OF BLOCK 11 OF THE COMMONS OF ST. CHARLES, TOWNSHIP 46 NORTH, RANGE 4 AND 5 EAST, ST. CHARLES COUNTY, MISSOURI, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT AN OLD STONE AT THE SOUTHWEST CORNER OF LOT 7 OF BLOCK 11, OF THE COMMONS OF ST. CHARLES; THENCE NORTH 42° 12’ 01” WEST, 37.20 FEET TO A POINT ON THE NORTHERN LINE OF PROPERTY NOW OR FORMERLY OF RODNEY AS RECORDED IN BOOK 1019 PAGE 1401 OF THE ST. CHARLES COUNTY RECORDER’S OFFICE; THENCE CONTINUING NORTH 42° 12’ 01” WEST, 50.96 FEET ALONG THE NORTHERN LINE OF SAID RODNEY TRACT TO A POINT, SAID POINT BEING ON THE EASTERN LINE OF SOUTH RIVER ROAD AS TRAVELED, THENCE ALONG SAID EASTERN LINE AS TRAVELED, THE FOLLOWING COURSES: NORTH 47° 59’ 46” EAST, 32.96 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1415.00, AND AN ARC LENGTH OF 178.34 FEET, A CHORD OF WHICH BEARS NORTH 45° 49’ 06” EAST, A CHORD DISTANCE OF 178.22 FEET TO A POINT; THENCE NORTH 42° 12’ 28” EAST 206.66 FEET TO A POINT; THENCE NORTH 45° 41’ 04” EAST, 44.61 FEET TO A POINT; THENCE ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 164.79 FEET, AND AN ARC LENGTH OF 201.88 FEET, A CHORD OF WHICH BEARS NORTH 80° 46’ 49” EAST, A CHORD DISTANCE OF 189.49 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 85.00 FEET, AND AN ARC LENGTH OF 101.30 FEET, A CHORD OF WHICH BEARS NORTH 81° 44’ 03” EAST, A CHORD DISTANCE OF 95.41 FEET TO A POINT; THENCE NORTH 47° 35’ 32” EAST, 45.99 FEET TO A

Ex. B-87

POINT; THENCE NORTH 41° 38’ 02” EAST, 614.65 FEET TO A POINT; THENCE NORTH 41° 45’ 47” EAST, 186.44 FEET TO A POINT; THENCE LEAVING SAID EASTERN LINE, SOUTH 44° 20’ 20” EAST, 329.81 FEET TO A POINT; THENCE SOUTH 81° 31’ 34” EAST, 85.21 FEET TO A POINT; THENCE NORTH 60° 25’ 38” EAST, 490.93 FEET TO A POINT; THENCE NORTH 07° 19’ 18” EAST, 75.77 FEET TO A POINT; THENCE NORTH 51° 58’ 30” EAST, 87.81 FEET TO A POINT; THENCE NORTH 85° 31’ 25” EAST, 134.13 FEET TO A POINT; THENCE SOUTH 85° 39’ 39” EAST, 152.25 FEET TO A POINT; THENCE NORTH 03° 47’ 57” EAST, 142.02 FEET TO A POINT; THENCE SOUTH 69° 04’ 20” EAST, 62.03 FEET TO A POINT; THENCE SOUTH 30° 09’ 16” EAST, 895.45 FEET TO A POINT; THENCE SOUTH 44° 40’ 57” EAST, 118.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND; THENCE CONTINUING SOUTH 44° 40’ 57” EAST 264.62 FEET TO A POINT ON THE MEAN LOW WATER LEVEL OF THE MISSOURI RIVER; THENCE SOUTHWESTWARDLY ALONG SAID MEAN LOW. OF SAID MEAN LOW WATER LEVEL WITH THE NORTHERN LINE OF PROPERTY NOW OR FORMERLY OF LOVELACE AS RECORDED IN BOOK 831, PAGE 1752 OF SAID RECORDER’S OFFICE; THENCE LEAVING SAID WATER LEVEL ALONG SAID NORTHERN LINE, NORTH 34° 41’ 05” WEST, 44.05 FEET TO A POINT; THENCE LEAVING SAID NORTHERN LINE, NORTH 55° 05’ 32” EAST, 1454.20 FEET TO A POINT; THENCE NORTH 61° 12’ 33” EAST, 1497.67 FEET TO A POINT; THENCE NORTH 74° 20’ 47” EAST, 1028.09 FEET TO A POINT; THENCE NORTH 48° 31’ 11” EAST, 55.90 FEET TO THE POINT OF BEGINNING PER CALCULATIONS BY PICKETT, RAY & SILVER, INC., DURING THE MONTH OF MAY, 1993.

PARCEL NO. 2A:

EASEMENTS AS RESERVED IN DEED RECORDED IN BOOK 2052 PAGE 936.

PARCEL NO. 3:

A TRACT OF LAND BEING PART OF U. S. SURVEY 165, AND PART OF BLOCK 11 OF THE COMMONS OF ST. CHARLES, TOWNSHIP 46 NORTH, RANGE 4 AND 5 EAST, ST. CHARLES COUNTY, MISSOURI, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT AN OLD STONE AT THE SOUTHWEST CORNER OF LOT 7 OF BLOCK 11, OF THE COMMONS OF ST. CHARLES; THENCE NORTH 42° 12’ 01” WEST, 37.20 FEET TO THE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED, SAID POINT BEING ON THE NORTHERN LINE OF PROPERTY NOW OR FORMERLY OF RODNEY AS RECORDED IN BOOK 1019 PAGE 1401 OF THE ST. CHARLES COUNTY RECORDER’S OFFICE; THENCE CONTINUING NORTH 42° 12’ 01” WEST, 50.96 FEET ALONG THE NORTHERN LINE OF SAID RODNEY TRACT TO A POINT, SAID POINT BEING ON THE EASTERN LINE OF SOUTH RIVER ROAD AS TRAVELED; THENCE ALONG SAID EASTERN LINE AS TRAVELED, THE FOLLOWING COURSES: NORTH 47° 59’ 46” EAST, 32.96 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1415.00, AND AN ARC LENGTH OF 178.34 FEET, A CHORD OF WHICH BEARS NORTH 45° 49’ 06” EAST, A CHORD DISTANCE OF 178.22 FEET TO A POINT; THENCE NORTH 42° 12’ 28” EAST, 206.66 FEET TO A POINT; THENCE NORTH 45° 41’ 04” EAST, 44.61 FEET TO A POINT; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 164.79 FEET, AND AN ARC LENGTH OF 201.88 FEET, A CHORD OF WHICH BEARS NORTH 80° 46’ 49” EAST, A CHORD DISTANCE OF 189.49 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 85.00 FEET, AND AN ARC

Ex. B-88

LENGTH OF 101.30 FEET, A CHORD OF WHICH BEARS NORTH 81° 44’ 03” EAST, A CHORD DISTANCE OF 95.41 FEET TO A POINT; THENCE NORTH 47° 35’ 32” EAST, 45.99 FEET TO A POINT; THENCE NORTH 41° 38’ 02” WEST, 614.65 FEET TO A POINT; THENCE NORTH 41° 45’ 47” EAST, 186.44 FEET TO A POINT; THENCE LEAVING SAID EASTERN LINE, SOUTH 44° 20’ 20” EAST, 329.81 FEET TO A POINT; THENCE SOUTH 81° 31’ 34” EAST, 85.21 FEET TO A POINT; THENCE NORTH 60° 25’ 38” EAST 490.93 FEET TO A POINT; THENCE NORTH 07° 19’ 18” EAST, 75.77 FEET TO A POINT; THENCE NORTH 51° 58’ 30” EAST, 87.81 FEET TO A POINT; THENCE NORTH 85° 31’ 25” EAST, 134.13 FEET TO A POINT; THENCE SOUTH 85° 39’ 39” EAST, 152.25 FEET TO A POINT; THENCE NORTH 03° 47’ 57” EAST, 142.02 FEET TO A POINT; THENCE SOUTH 69° 04’ 20” EAST, 62.03 FEET TO A POINT; THENCE SOUTH 30° 09’ 16” EAST, 895.45 FEET TO A POINT; THENCE SOUTH 44° 40’ 57” EAST, 118.00 FEET TO A POINT; THENCE SOUTH 48° 31’ 11” WEST, 55.90 FEET TO A POINT; THENCE SOUTH 74° 20’ 47” WEST, 1028.09 FEET TO A POINT; THENCE SOUTH 61° 12’ 33” WEST, 1497.67 FEET TO A POINT; THENCE SOUTH 55° 05’ 32” WEST, 1454.20 FEET TO A POINT ON THE NORTHERN LINE OF PROPERTY NOW OR FORMERLY OF LOVELACE AS RECORDED IN BOOK 831 PAGE 1752 OF SAID RECORDER’S OFFICE; THENCE ALONG SAID NORTHERN LINE, NORTH 34° 41’ 05” WEST, 491.66 FEET TO A POINT, SAID POINT BEING ON THE CENTERLINE OF THE KATY TRAIL, AS ROCKED; THENCE ALONG SAID CENTERLINE THE FOLLOWING COURSES: NORTH 51° 14’ 48” EAST, 370.95 FEET; THENCE NORTH 46° 37’ 47” EAST, 519.40 FEET; THENCE NORTH 44° 26’ 42” EAST, 511.27 FEET; THENCE NORTH 42° 32’ 50” EAST, 65.09 FEET; THENCE LEAVING SAID CENTERLINE AND ALONG THE NORTHERN LINE OF THE AFOREMENTIONED RODNEY TRACT, NORTH 68° 56’ 09” WEST, 102.28 FEET TO THE POINT OF BEGINNING PER CALCULATIONS BY PICKET RAY & SILVER, INC., DURING THE MONTH OF MAY, 1993.

EXCEPTING THEREFROM THAT PART THEREOF CONVEYED TO THE COUNTY OF ST. CHARLES BY DEED RECORDED IN BOOK 2052 PAGE 936 AND BOOK 2267 PAGE 1892.

PARCEL NO. 4:

A TRACT OF LAND BEING PART OF U.S. SURVEY 1765, TOWNSHIP 47 NORTH, RANGE 7 EAST, ST. CHARLES COUNTY, MISSOURI, AND BEING THE SAME PROPERTY CONVEYED TO MEYERS AS RECORDED IN BOOK 763 PAGE 1620 OF THE ST. CHARLES COUNTY MISSOURI RECORDS, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A CONCRETE MONUMENT FOUND AT THE ANGLE POINT ON THE EASTERNLINE OF A SURVEY BY CHARLES W. RUFF, COUNTY SURVEYOR L.S. NO. 241, DATED APRIL 2, 1966 AND FILED IN SERIES 650 FICHE NO. 5058A/3 AT THE LAND SURVEY REPOSITORY OF THE DEPARTMENT OF NATURAL RESOURCES, ROLLA, MISSOURI, SAID POINT ALSO BEING SOUTH 00º 00’ 34” WEST 4765.85 FEET FROM THE NORTHEAST CORNER OF THE SUBDIVISION FOR “BAILEY” AS RECORDED IN SURVEY RECORD BOOK 9, BOOK 105 OF THE ST. CHARLES COUNTY MISSOURI RECORDS AND BEING ON THE WESTERN LINE OF PROPERTY NOW OR FORMERLY OF FARLEY AS RECORDED IN BOOK 893 PAGE 1876 OF THE SAID RECORDER’S OFFICE; THENCE ALONG THE COMMON LINE BETWEEN SAID RUFF SURVEY AND SAID FARLEY PROPERTY, NORTH 00º 00’ 34” EAST, 1770.38 FEET

Ex. B-89

TO THE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED; THENCE ALONG THE SOUTHERN LINE OF SAID MEYERS PROPERTY THE FOLLOWING COURSES:

SOUTH 56° 09’ 42” WEST, 163.04 FEET TO A POINT; THENCE SOUTH 68° 13’ 42” WEST, 682.44 FEET TO A POINT; THENCE SOUTH 78° 54’ 42” WEST, 1013.10 FEET TO A POINT; THENCE NORTH 80° 56’ 18” WEST 968.88 FEET TO A POINT; THENCE LEAVING SAID SOUTHERN LINE AND ALONG THE EASTERN LINE OF PROPERTY NOW OR FORMERLY OF LACLEDE GAS COMPANY RECORDED IN BOOK 557, PAGE 828 OF THE SAID RECORDER’S OFFICE, NORTH 16° 36’ 42” EAST, 1307.46 FEET TO A POINT ON THE NORTHERN LINE OF PROPERTY OF SAID MEYERS PROPERTY, ALSO BEING ON THE SOUTHERN LINE OF PROPERTY NOW OR FORMERLY OF WITTE AS RECORDED IN BOOK 567 PAGE 272 OF SAID RECORDER’S OFFICE; THENCE ALONG THE NORTHERN LINE OF SAID MEYERS PROPERTY, SOUTH 73° 23’ 18” EAST, 2448.60 FEET TO THE WESTERN LINE OF THE AFOREMENTIONED FARLEY PROPERTY; THENCE LEAVING SAID NORTHERN LINE AND ALONG THE WESTERN LINE OF SAID FARLEY PROPERTY, SOUTH 00° 00’ 34” WEST, 166.72 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 5:

A TRACT OF LAND BEING PART OF U.S. SURVEY 1765, TOWNSHIP 47 NORTH, RANGE 7 EAST, ST. CHARLES COUNTY, MISSOURI, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT A CONCRETE MONUMENT FOUND AT THE ANGLE POINT ON THE EASTERN LINE OF A SURVEY BY CHARLES W. RUFF, COUNTY SURVEYOR, LS. NO. 241, DATED APRIL 2, 1966 AND FILED IN SERIES 650 FICHE NO. 505BA/3 AT THE LAND SURVEY REPOSITORY OF THE DEPARTMENT OF NATURAL RESOURCES, ROLLA, MISSOURI, SAID POINT ALSO BEING SOUTH 00° 00’ 34” WEST, 4765.86 FEET FROM THE NORTHEAST CORNER OF THE SUBDIVISION FOR “BAILEY” AS RECORDED IN SURVEY RECORD BOOK 9 PAGE 105 OF THE ST. CHARLES COUNTY MISSOURI RECORDS AND BEING ON THE WESTERN LINE OF PROPERTY NOW OR FORMERLY OF FARLEY AS RECORDED IN BOOK 893 PAGE 1876 OF THE SAID RECORDER’S OFFICE; THENCE ALONG THE COMMON LINE BETWEEN SAID RUFF SURVEY AND SAID FARLEY PROPERTY, NORTH 00° 00’ 34” EAST, 965.87 FEET TO THE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED; THENCE LEAVING SAID COMMON LINE ALONG THE NORTHERN LINE OF SAID RUFF SURVEY THE FOLLOWING COURSES: SOUTH 87° 11’ 00” WEST, 613.33 FEET TO A POINT; THENCE NORTH 88° 49’ 00” WEST, 383.18 FEET TO A POINT; THENCE SOUTH 61° 11’ 00” WEST, 136.29 FEET TO A POINT; THENCE SOUTH 28° 11’ 00” WEST, 322.10 FEET TO A POINT; THENCE LEAVING SAID NORTHERN LINE, NORTH 37° 52’ 30” WEST, 807.74 FEET TO A POINT ON THE SOUTHERN LINE OF PROPERTY NOW OR FORMERLY OF MEYERS AS RECORDED IN BOOK 763 PAGE 1620 OF THE SAID RECORDER’S OFFICE; THENCE ALONG THE SOUTHERN LINE OF SAID MEYERS PROPERTY THE FOLLOWING COURSES: NORTH 78° 54’ 42” EAST, 1013.10 FEET TO A POINT; THENCE NORTH 68° 13’ 42” EAST, 682.44 FEET TO A POINT; THENCE NORTH 56° 09’ 42” EAST, 163.04 FEET TO A POINT ON THE WESTERN LINE OF THE AFOREMENTIONED FARLEY PROPERTY; THENCE LEAVING SAID SOUTHERN LINE ALONG SAID WESTERN LINE, SOUTH 00° 00’ 34” WEST, 804.51 FEET TO THE POINT OF BEGINNING.

File No.: L20154061

Ex. B-90

PARCEL NO. 6:

A TRACT OF LAND BEING PART OF U.S. SURVEY 1765, TOWNSHIP 47 NORTH, RANGE 7 EAST, ST. CHARLES COUNTY, MISSOURI, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A CONCRETE MONUMENT FOUND AT THE ANGLE POINT ON THE EASTERN LINE OF A SURVEY BY CHARLES W. RUFF, COUNTY SURVEYOR, L.S. NO. 241, DATED APRIL 2, 1966 AND FILED IN SERIES 650 FICHE NO. 505BA/3 AT THE LAND SURVEY REPOSITORY OF THE DEPARTMENT OF NATURAL RESOURCES, ROLLA, MISSOURI, SAID POINT ALSO SOUTH 00º 00’ 34” WEST, 4765.86 FEET FROM THE NORTHEAST CORNER OF THE SUBDIVISION FOR “BAILEY” AS RECORDED IN SURVEY RECORD BOOK 9, PAGE 105 OF THE ST. CHARLES COUNTY MISSOURI RECORDS AND BEING ON THE WESTERN LINE OF PROPERTY NOW OR FORMERLY OF FARLEY AS RECORDED IN BOOK 893 PAGE 1876 OF THE SAID RECORDER’S OFFICE; THENCE ALONG THE EASTERN LINE OF SAID RUFF SURVEY, SOUTH 31° 46’ 30” EAST, 921.50 FEET TO A POINT; THENCE SOUTH 75° 13’ 19” WEST, 242.64 FEET TO A POINT; THENCE NORTH 72° 52’ 43” WEST, 178.13 FEET TO A POINT; THENCE NORTH 40° 35’ 00” WEST, 288.45 FEET TO A POINT; THENCE NORTH 39° 35’ 00” WEST, 867.85 FEET TO A POINT; THENCE NORTH 27° 32’ 00” WEST, 448.66 FEET TO A POINT; THENCE SOUTH 32° 06’ 00” WEST, 205.12 FEET TO A POINT; THENCE NORTH 56° 38’ 00” WEST, 235.10 FEET TO A POINT; THENCE NORTH 28° 11’ 00” EAST, 322.10 FEET TO A POINT; THENCE NORTH 61° 11’ 00” EAST, 136.29 FEET TO A POINT; THENCE SOUTH 88° 49’ 00” EAST, 383.18 FEET TO A POINT; THENCE NORTH 87° 11’ 00” EAST, 613.33 FEET TO A POINT ON THE WESTERN LINE OF THE AFOREMENTIONED FARLEY PROPERTY; THENCE ALONG SAID WESTERN LINE, SOUTH 00° 00’ 34” WEST, 965.87 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 7:

A TRACT OF LAND BEING PART OF U.S. SURVEY 1765, TOWNSHIP 47 NORTH, RANGE 7 EAST, ST. CHARLES COUNTY, MISSOURI, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT A CONCRETE MONUMENT FOUND AT THE ANGLE POINT ON THE EASTERN LINE OF A SURVEY BY CHARLES W. RUFF, COUNTY SURVEYOR, L.S. NO. 241, DATED APRIL 2, 1966, AND FILED IN SERIES 660, FISCHE NO. 505BA/3 AT THE LAND SURVEY RESPOSITORY OF THE DEPARTMENT OF NATURAL RESOURCES, ROLLA, MISSOURI, SAID POINT ALSO BEING SOUTH 00° 00’ 34” WEST, 4765.86 FEET FROM THE NORTHEAST CORNER OF THE SUBDIVISION FOR “BAILEY” AS RECORDED IN SURVEY RECORD BOOK 9 PAGE 105 OF THE ST. CHARLES COUNTY MISSOURI RECORDS, AND BEING ON THE WESTERN LINE OF PROPERTY NOW OR FORMERLY OF FARLEY AS RECORDED IN BOOK 893 PAGE 1876 OF THE SAID RECORDER’S OFFICE; THENCE ALONG THE EASTERN LINE OF SAID RUFF SURVEY, SOUTH 31° 46’ 30” EAST, 921.50 FEET TO THE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED; THENCE SOUTH 32° 46’ 18” WEST, 243.34 FEET TO THE MEAN LOW WATER MARK AS DIGITIZED FROM THE CORPS OF ENGINEERS MAP; THENCE ALONG THE MEANDERS OF THE MISSOURI RIVER IN A NORTHWESTWARDLY DIRECTION, 4497 FEET MORE OR LESS TO A POINT; THENCE LEAVING SAID LINE, NORTH 35° 46’ 03” EAST, 230.11 FEET TO THE SOUTHWESTERN CORNER OF PROPERTY NOW OR FORMERLY OF MEYERS AS RECORDED IN BOOK 763, PAGE 1620 OF THE ST. CHARLES COUNTY MISSOURI RECORDER’S OFFICE; THENCE

Ex. B-91

ALONG THE SOUTHERN LINE OF SAID MEYERS PROPERTY, SOUTH 80° 56’ 18” EAST, 968.88 FEET TO A POINT; THENCE LEAVING SAID SOUTHERN LINE, SOUTH 37° 52’ 30” EAST, 807.74 FEET TO THE WESTERN LINE OF THE AFOREMENTIONED RUFF SURVEY; THENCE ALONG THE WESTERN LINE OF SAID RUFF SURVEY, THE FOLLOWING COURSES:

SOUTH 56° 38’ 00” EAST, 235.10 FEET TO A POINT; THENCE NORTH 82° 06’ 00” EAST, 205.12 FEET TO A POINT; THENCE SOUTH 27° 32’ 00” EAST, 448.66 FEET TO A POINT; THENCE SOUTH 39° 35’ 00” EAST, 867.85 FEET TO A POINT; THENCE SOUTH 40° 35’ 00” EAST, 288.45 FEET TO A POINT; THENCE SOUTH 72° 52’ 43” EAST, 178.13 FEET TO A POINT; THENCE NORTH 75° 13’ 19” EAST, 242.64 FEET TO THE POINT OF BEGINNING.

PARCEL NO. 8:

AN EASEMENT FOR INGRESS AND EGRESS AS SET FORTH IN EASEMENT DEED RECORDED IN BOOK 820 PAGE 1454.

PARCEL NO. 9-TRACT 1:

A TRACT OF LAND BEING PART OF LOT 3 IN BLOCK 1 OF EVANS SURVEY, COMMONS OF ST. CHARLES, AND PART OF LOT 8 OF HALL’S SUBDIVISION WITHIN LOT 56 OF BLOCK 9 OF STEEN & CUNNINGHAM’S SURVEY, COMMONS OF ST. CHARLES, ALL WITHIN TOWNSHIP 46 NORTH, RANGE 5 EAST, IN THE CITY OF ST. CHARLES, MISSOURI AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT AN OLD IRON PIPE MARKING THE MOST WESTERN CORNER OF LOT 7 OF HALL’S SUBDIVISION; THENCE SOUTH 70 DEGREES 08 MINUTES 38 SECONDS EAST, 155.72 FEET TO A POINT THENCE SOUTH 25 DEGREES 21 MINUTES 40 SECONDS WEST 50.23 FEET TO AN IRON PIPE MARKING THE BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE SOUTH 25 DEGREES 21 MINUTES 40 SECONDS WEST 150.02 FEET TO AN IRON PIPE; THENCE NORTH 70 DEGREES 10 MINUTES 10 SECONDS WEST 164.02 FEET TO A POINT ON A CURVE; THENCE ALONG A CURVE TO THE RIGHT AN ARC DISTANCE OF 150.00 FEET TO A POINT; SAID CURVE HAVING A RADIUS OF 11,349.2 FEET AND AN INCLUDED ANGLE OF 0 DEGREES 45 MINUTES 26 SECONDS; THENCE SOUTH 70 DEGREES 08 MINUTES 38 SECONDS EAST 165.11 FEET TO THE PLACE OF BEGINNING, AS PER SURVEY AND PLAT MADE BY ST. CHARLES COUNTY ENGINEERING AND SURVEYING, INC. DATED IN DECEMBER 1969.

ALSO, A NON-EXCLUSIVE EASEMENT OVER AND ACROSS ADJOINING LAND BELOW DESCRIBED FOR THE PURPOSE OF INGRESS AND EGRESS DESCRIBED AS FOLLOWS:

AN EASEMENT 30 FEET WIDE BEING PART OF LOT 8 OF HALL’S SUBDIVISION WITHIN LOT 56 BLOCK 9 OF STEEN & CUNNINGHAM’S SUBDIVISION, TOWNSHIP 46 NORTH, RANGE 5 EAST, WITHIN THE CITY OF ST. CHARLES, MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Ex. B-92

COMMENCING AT AN OLD IRON PIPE MARKING THE MOST WESTERN CORNER OF SAID LOT 7 OF HALL’S SUBDIVISION; THENCE NORTH 70 DEGREES 08 MINUTES 38 SECONDS WEST 40.10 FEET TO THE EASTERN RIGHT-OF-WAY LINE OF FIFTH STREET; THENCE SOUTHWARDLY ALONG SAID EASTERN RIGHT-OF-WAY LINE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 11,379.2 FEET AN INCLUDED ANGLE OF 0 DEGREES 15 MINUTES 11 SECONDS AN ARC DISTANCE OF 50.24 FEET TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE LEAVING SAID RIGHT-OF-WAY LINE SOUTH 70 DEGREES 08 MINUTES 38 SECONDS EAST 30.14 FEET TO THE NORTHERNMOST CORNER OF A .565 ACRE TRACT; THENCE SOUTHEASTWARDLY ALONG A CURVE TO THE LEFT 30 FEET EAST OF AND PARALLEL TO THE EASTERN RIGHT-OF-WAY LINE OF FIFTH STREET, SAID CURVE HAVING A RADIUS OF 11,349.2 FEET AN INCLUDED ANGLE OF 1 DEGREE 13 MINUTES 22 SECONDS AN ARC DISTANCE OF 242.24 FEET TO A POINT; THENCE NORTH 65 DEGREES 54 MINUTES 01 SECONDS WEST 30.00 FEET TO A POINT ON THE EASTERN RIGHT-OF-WAY LINE OF 5TH STREET; THENCE NORTHEASTWARDLY ALONG SAID RIGHT-OF-WAY ALONG A CURVE TO THE RIGHT HAVING AN INCLUDED ANGLE OF 1 DEGREE 12 MINUTES 30 SECONDS A RADIUS OF 11,379.2 FEET AN ARC DISTANCE OF 240.1 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PART CONVEYED TO THREE FLAGS CENTER PARTNERSHIP, L.P. RECORDED IN BOOK 4794 PAGE 2263 AND THAT PART CONVEYED TO ST. CHARLES RIVERFRONT TRANSPORTATION DEVELOPMENT DISTRICT, RECORDED IN BOOK 4800 PAGE 246.

PARCEL NO. 9-TRACT 2:

A TRACT OF LAND BEING PART OF U.S. SURVEY 3280, TOWNSHIP 46 NORTH, RANGE 5 EAST OF THE FIFTH PRINCIPAL MERIDIAN, CITY OF ST. CHARLES, ST. CHARLES COUNTY, MISSOURI, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF PROPERTY CONVEYED TO AMERISTAR CASINO ST. CHARLES, INC. BY DEED RECORDED IN BOOK 2478 PAGE 1826 OF THE ST. CHARLES COUNTY RECORDS, SAID CORNER ALSO BEING IN THE SOUTHERN RIGHT-OF-WAY LINE OF RIVER BLUFF DRIVE, 50 FEET WIDE; THENCE ALONG EAST LINE OF SAID AMERISTAR CASINO ST. CHARLES, INC. PROPERTY, SOUTH 25 DEGREES 37 MINUTES 57 SECONDS WEST 44.27 FEET TO THE POINT OF BEGINNING OF THE DESCRIPTION HEREIN; THENCE LEAVING SAID EAST LINE OF AMERISTAR CASINO ST. CHARLES INC. PROPERTY THE FOLLOWING COURSES AND DISTANCES: ALONG A CURVE TO THE RIGHT WHOSE CHORD BEARS SOUTH 45 DEGREES 28 MINUTES 13 SECONDS EAST 22.44 FEET AND WHOSE RADIUS POINT BEARS SOUTH 41 DEGREES 25 MINUTES 49 SECONDS WEST 207.50 FEET FROM THE LAST MENTIONED POINT, AN ARC DISTANCE OF 22.45 FEET; SOUTH 42 DEGREES 22 MINUTES 16 SECONDS EAST 31.38 FEET; ALONG A CURVE TO THE RIGHT WHOSE CHORD BEARS SOUTH 64 DEGREES 57 MINUTES 52 SECONDS WEST 53.60 FEET AND WHOSE RADIUS POINT BEARS NORTH 86 DEGREES 30 MINUTES 49 SECONDS WEST 30.50 FEET FROM THE LAST MENTIONED POINT, AN ARC DISTANCE OF 65.45 FEET AND NORTH 53 DEGREES 33 MINUTES 26 SECONDS WEST 16.65 FEET TO THE EAST LINE OF SAID AMERISTAR CASINO ST. CHARLES, INC. PROPERTY; THENCE ALONG SAID EAST

Ex. B-93

LINE, NORTH 25 DEGREES 37 MINUTES 57 SECONDS EAST 57.35 FEET TO THE POINT OF BEGINNING AND CONTAINING 2,466 SQUARE FEET ACCORDING TO CALCULATIONS BY BAX ENGINEERING COMPANY, INC. DURING FEBRUARY, 2007.

PARCEL NO. 10:

A TRACT OF LAND BEING PART OF LOTS 2 AND 3 IN BLOCK 1 OF EVANS SURVEY OF THE ST. CHARLES COMMONS, TOWNSHIP 46 NORTH, RANGE 5 EAST OF THE FIFTH PRINCIPAL MERIDIAN, ST. CHARLES COUNTY MISSOURI, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF A TRACT OF LAND CONVEYED TO ST. CHARLES RIVERFRONT STATION, INC. BY DEED RECORDED IN BOOK 1523 PAGE 38 OF THE ST. CHARLES COUNTY RECORDS, SAID POINT BEING ON THE EAST LINE OF A TRACT OF LAND CONVEYED TO THE DEPARTMENT OF NATURAL RESOURCES BY DEED RECORDED IN BOOK 1222 PAGE 2 OF THE ST. CHARLES COUNTY RECORDS, SAID POINT BEING ALSO ON THE NORTH RIGHT-OF-WAY LINE OF MISSOURI INTERSTATE HIGHWAY 70, AND BEING 150.00 FEET PERPENDICULARLY DISTANT NORTH OF MISSOURI INTERSTATE CENTERLINE STATION 10 + 31.65; THENCE ALONG THE EAST LINE OF SAID DEPARTMENT OF NATURAL RESOURCES PROPERTY, NORTH 27° 24’ 14” EAST 432.08 FEET TO A POINT; THENCE LEAVING SAID LINE NORTH 62° 35’ 46” WEST 60.00 FEET TO THE NORTHEAST CORNER OF LOT 2 OF “ST. CHARLES RIVERFRONT STATION”, A SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 33 PAGES 40 AND 41 OF THE ST. CHARLES COUNTY RECORDS, SAID POINT BEING THE ACTUAL POINT OF BEGINNING OF THE DESCRIPTION HEREIN; THENCE WESTWARDLY ALONG THE NORTH LINE OF LOT 2 OF SAID “ST. CHARLES STATION”, NORTH 57° 59’ 46” WEST 136.19 FEET TO A POINT IN THE EAST LINE OF SOUTH MAIN STREET; THENCE ALONG THE SAID EAST LINE OF SOUTH MAIN STREET; THE FOLLOWING COURSES AND DISTANCES, NORTH 27° 28’ 57” EAST 320.73 FEET TO A POINT; AND NORTH 28° 41’ 27” EAST 358.46 FEET TO THE NORTHWEST CORNER OF PROPERTY CONVEYED TO ST. CHARLES RIVERFRONT STATION BY DEED RECORDED IN BOOK 1796 PAGE 239 OF THE ST. CHARLES COUNTY RECORDS; THENCE ALONG THE NORTH LINE OF SAID ST. CHARLES RIVERFRONT STATION, SOUTH 60° 18’ 24” EAST 127.37 FEET TO A POINT IN THE WEST LINE OF AFORESAID DEPARTMENT OF NATURAL RESOURCES PROPERTY; THENCE ALONG SAID WEST LINE, SOUTH 27° 24’ 14” WEST 684.93 FEET TO THE POINT OF BEGINNING, ACCORDING TO SURVEY BY BAX ENGINEERING IN NOVEMBER 2000.

NOTE: THE LEGAL DESCRIPTION IS SHOWN FOR CONVENIENCE ONLY, SUBJECT TO UNDERWRITING APPROVAL.

Ex. B-94

River City

Leasehold estate as created by that certain lease dated August 12, 2004, executed by St. Louis County Post Authority, as lessor, and Pinnacle Entertainment Inc., as lessee, together with a grant of exclusivity and the right of first refusal, notice of which is given in the Memorandum of Lease recorded February 10, 2006 in Book 17061 page 4701, and Correction to Memorandum of Lease recorded August 20, 2010 in book 19071 page 3997, as to the following:

Lots One (1) of RIVER CITY CASINO SUBDIVISION, A subdivision in St. Louis County, Missouri, according to the plat thereof recorded in Plat Book 357 pages 445, 446 and 447 of the St. Louis County Records.

Ex. B-95

East Chicago

Part of the Fractional Section 22 and Fractional Section 15, Township 37 North, Range 9 West of the Second Principal Meridian, in Lake County, Indiana, more particularly described as follows: Commencing at point “G” in the Southeasterly bulkhead line (established by U.S. Government permits of March 27, 1908, October 15, 1929 and July 5, 1932), and the Southwesterly right of way line of Aldis Avenue extended, thence South 46 degrees 46 minutes 06 seconds East (assumed record bearing) along the Southwesterly line of Aldis Avenue, 1376.00 feet to a Iron Pipe on the centerline of vacated Lake Place and the Point of Beginning; thence North 43 degrees 15 minutes 00 seconds East along the centerline of vacated Lake Place, 66.30 feet to a iron pipe on the Northeasterly right-of-way line of Aldis Avenue; thence North 34 degrees 53 minutes 04 seconds East, 134.78 feet; thence North 87 degrees 48 minutes 17 seconds East, 79.47 feet; thence North 45 degrees 33 minutes 40 seconds East, 100.50 feet; thence North 27 degrees 26 minutes 34 seconds East, 102.39 feet; thence North 35 degrees 50 minutes 46 seconds East, 100.24 feet; thence North 43 degrees 17 minutes 00 seconds East, 100.18 feet; thence North 73 degrees 22 minutes 05 seconds East, 92.36 feet; thence South 88 degrees 52 minutes 08 seconds East, 85.40 feet; thence South 45 degrees 50 minutes 45 seconds East, 106.63 feet; thence South 28 degrees 53 minutes 00 seconds East, 115.60 feet; thence South 29 degrees 55 minutes 11 seconds East, 43.65 feet; thence North 72 degrees 41 minutes 04 seconds East, along the North edge of a dock, 63.28 feet; thence North 17 degrees 40 minutes 39 seconds West 68.50 feet; thence North 73 degrees 08 minutes 53 seconds East, 13.57 feet; thence South 17 degrees 40 minutes 39 seconds East, along the East edge of the dock, 576.84 feet; thence South 72 degrees 59 minutes 54 seconds West, 13.46 feet; thence North 17 degrees 40 minutes 39 seconds West, 47.95 feet; thence South 74 degrees 17 minutes 22 seconds West, along the South edge of the dock, 61.64 feet; thence South 09 degrees 56 minutes 52 seconds East, 57.80 feet; thence South 04 degrees 06 minutes 11 seconds East, 100.97 feet; thence South 13 degrees 30 minutes 52 seconds West, 101.43 feet; thence South 12 degrees 57 minutes 25 seconds West, 101.27 feet; thence South 28 degrees 36 minutes 02 seconds East, 100.89 feet; thence South 36 degrees 52 minutes 10 seconds East, 100.32 feet; thence South 44 degrees 18 minutes 16 seconds East, 100.12 feet; thence South 63 degrees 14 minutes 35 seconds East, 107.70 feet; thence South 83 degrees 56 minutes 42 seconds East, 90.42 feet; thence North 03 degrees 16 minutes 06 seconds East, 100.05 feet; thence North 36 degrees 03 minutes 33 seconds East, 38.83 feet; thence South 30 degrees 27 minutes 20 seconds East, 37.74 feet; thence South 03 degrees 35 minutes 32 seconds East, 100.40 feet; thence South 01 degree 33 minutes 00 seconds West, 100.00 feet; thence South 02 degrees 24 minutes 49 seconds West, 112.44 feet; thence South 06 degrees 04 minutes 10 seconds East, 58.35 feet; thence South 08 degrees 43 minutes 41 seconds East, 182.27 feet to the Southwesterly line of Aldis Avenue extended, thence South 46 degrees 46 minutes 06 seconds East, 15.24 feet to the East line of said Fractional Section 22; thence South 01 degrees 46 minutes 06 seconds East, along said East line, 325.27 feet, to a monument found at Point “C” at the intersection of the East line of said Fractional Section 22 and the Northeasterly line of vacated Baltimore Avenue extended; thence North 46 degrees 46 minutes 06 seconds

Ex. B-96

West, along the Northeasterly line of vacated Baltimore Avenue extended, 1285.87 feet; thence South 43 degrees 13 minutes 54 seconds West, 15.90 feet; thence North 55 degrees 51 minutes 36 seconds West 465.73 feet; thence North 43 degrees 15 minutes 00 seconds East, 319.49 feet to the Southwesterly line of Aldis Avenue extended; thence North 46 degrees 46 minutes 06 seconds West, along said Southwesterly line, 330.00 feet to the point of beginning.

Ex. B-97